                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14A-12

                          Global MAINTECH Corporation
               _______________________________________________
               (Name of Registrant as Specified in its Charter)
      __________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]    No fee required.
[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:_______
     2)  Aggregate number of securities to which transaction applies: _________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:__________

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid: $3,052

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     _______________________________________________________________
     2)  Form, Schedule or Registration Statement No.:
     _______________________________________________________________
     3)  Filing Party:___________________________________________________
     4)  Date Filed:_____________________________________________________

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344


March 15, 2000

To the Shareholders of Global MAINTECH Corporation:

     Global MAINTECH Corporation (the "Company") has entered into a Common Stock and Series B Preferred Stock Purchase Agreement, dated as of February 3, 2000 (the "Purchase Agreement"), by and among the Company, Tandberg Data ASA, a company formed under the laws of the Kingdom of Norway ("Tandberg"), Global MAINTECH, Inc. ("GMI"), a wholly-owned subsidiary of the Company, Hambrecht & Quist Guaranty Finance, LLC, a California limited liability company, Greyrock Capital, a division of Banc of America Commercial Corporation (formerly known as Greyrock Business Credit), and Cruttenden Roth, Incorporated, a California corporation, pursuant to which the Company, through GMI, would:

     . sell all of the common stock of its Breece Hill Technologies, Inc. subsidiary ("BHT") to Tandberg (the "Sale");
     . transfer (through GMI) all of the common stock of BHT to Tandberg in exchange for Tandberg's payment of $3,400,000 (less certain transaction costs and holdbacks) in cash to GMI and its assumption or payment of approximately $11,860,000 in obligations of BHT, the Company, and GMI; and
     .    following the Sale, have no further interest in BHT.


     The closing of the Sale is conditioned upon, among other things, prior approval of the Purchase Agreement by shareholders representing a majority of the Company's voting capital stock. Accordingly, the Company's shareholders are cordially invited to attend a special meeting of shareholders (the "Special Meeting") at which shareholders of the Company will be asked to consider and approve the Purchase Agreement. The Special Meeting will take place at the Company's principal offices at 7578 Market Place Drive, Eden Prairie, Minnesota on April 15, 2000 at 10:00 a.m. (local time).

     The Company's Board of Directors (the "Board") has determined by a unanimous vote of a committee of disinterested members and by vote of the entire Board that the terms of the Purchase Agreement are fair to, and in the best interests of, the Company's shareholders. In making this determination, the Board considered, among other things, the likelihood that, if the Sale were not approved by the Company's shareholders, the Company might be unable to meet its short-term and long-term cash requirements. In addition, the Board considered that the Company is concentrating its product mix and that, at this time, BHT does not fit into the Company's desired core competency. As a result of the foregoing, the Board has approved the Purchase Agreement, subject to shareholder approval. The Board recommends that you vote "for" the Sale and the Purchase Agreement at the Special Meeting. We urge you, however, to study the Proxy Statement carefully so as to make your own assessment of the advisability of the proposed Sale.

     The Board has also approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation (the "Amendment") to increase the number of authorized shares of the Company's capital stock from 10,711,724 to 18,500,000. The Company's shareholders will be asked to approve the Amendment at the Special Meeting. In approving the Amendment, the Board considered, among other things, the possibility that the currently authorized number of shares may be inadequate to meet the Company's obligations to issue shares under existing and future option agreements, warrants, and other agreements calling for the issuance of the Company's common stock.

     Your vote is very important. Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. The failure to vote is effectively a vote against the Sale.

     Enclosed with this letter is a Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card. If you have any questions concerning these documents, please feel free to contact our Investor Relations Department at
(612) 944-0400. The Proxy Statement is provided by the Board of Directors in connection with the furnishing of proxies for use at the Special Meeting and at any adjournments or postponements of the Special Meeting. The Proxy Statement provides you with detailed information about the Sale. You may obtain additional information about the Company, BHT, and Tandberg from documents filed with the United States Securities and Exchange Commission.

                                        Sincerely,


                                    /s/ Trent Wong
                                        Chief Executive Officer

                            [GLOBAL MAINTECH LOGO]


                            7578 Market Place Drive
                        Eden Prairie, Minnesota  55344

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held on April 5, 2000


TO THE SHAREHOLDERS OF GLOBAL MAINTECH CORPORATION:


     NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of shareholders of Global MAINTECH Corporation (the "Company") will be held on April 5, 2000 at 10:00 a.m., Minneapolis time, at the Company's offices located at 7578 Market Place Drive, Eden Prairie, Minnesota, for the following purposes:

     1. To consider and vote upon a proposal to approve a Common Stock and Series B Preferred Stock Purchase Agreement, dated as of February 3, 2000, by and among the Company, Tandberg Data ASA, Global MAINTECH, Inc., Hambrecht & Quist Guaranty Finance, LLC, Greyrock Capital, and Cruttenden Roth, Incorporated;

     2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's capital stock from 10,711,724 to 18,500,000; and

     3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record of the Company's common stock, Series A Convertible Preferred Stock, and Series B Convertible Cumulative Preferred Stock at the close of business on February 9, 2000 (the "Record Date") are entitled to vote at the Special Meeting or any adjournment thereof. All shareholders of record of the Company's capital stock at the close of business on the Record Date are entitled to notice of the Special Meeting.

     You are cordially invited to attend the Special Meeting. However, whether or not you plan to be personally present at the Special Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                     By Order of the Board of Directors



                                 /s/ James Geiser
                                     Secretary

March 15, 2000

                          GLOBAL MAINTECH CORPORATION
                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                       To Be Held on April 5, 2000

  QUESTIONS AND ANSWERS ABOUT THE BREECE HILL TECHNOLOGIES, INC. SALE AND THE
                  AMENDMENT TO THE ARTICLES OF INCORPORATION

Q:   WHAT IS THE BREECE HILL TECHNOLOGIES, INC. SALE (THE "SALE")?

A:   Global MAINTECH, Inc. ("GMI"), a wholly-owned subsidiary of Global MAINTECH
Corporation (the "Company"), currently owns all of the issued and outstanding common stock of Breece Hill Technologies, Inc. ("BHT"). On February 3, 2000, the Company and GMI entered into a Common Stock and Series B Preferred Purchase Agreement (the "Purchase Agreement") with Tandberg Data ASA ("Tandberg") and certain other parties. Under the terms of the Purchase Agreement, GMI will sell all of the outstanding common stock of BHT to Tandberg in exchange for Tandberg's payment to GMI of $3,400,000 in cash (less certain transaction costs and holdbacks), and its assumption or payment of approximately $11,860,000 in obligations of BHT, the Company and GMI. After the Sale neither the Company nor GMI will have any financial interest in BHT.

Q:   WHAT IS THE AMENDMENT TO THE ARTICLES OF INCORPORATION?

A:   The Board has approved, subject to shareholder approval, an amendment to the company's Articles of Incorporation to increase from 10,711,724 to 18,500,000 the number of shares of capital stock that the Company is authorized to issue (the "Amendment"). The Board believes that the Amendment is in the best interests of the Company's shareholders because it will permit the Company to meet its obligations under its option plans, warrants, and other agreements to issue stock and provide the Company with flexibility to raise capital, make acquisitions using stock, or use the additional shares for other general corporate purposes.

Q:   WHEN AND WHERE WILL THE SPECIAL MEETING TAKE PLACE?


A:   The Special Meeting is scheduled to take place at 10:00 a.m. local time on
April 5, 2000 at the Company's principal offices at 7578 Market Place Drive, Eden Prairie, Minnesota 55344.

Q:   CAN I ATTEND THE SPECIAL MEETING?

A:   Holders of the Company's common stock, Series A Convertible Preferred
Stock, and Series B Convertible Cumulative Preferred Stock are entitled to attend and vote at the Special Meeting, either in person or by proxy.

Q:   WHAT DO SHAREHOLDERS NEED TO DO NOW?

A:   Whether or not you intend to attend the Special Meeting in person, you should carefully review this Proxy Statement, indicate on the proxy card how you wish to vote and sign and return the card in the enclosed return envelope as soon as possible so that, if you do not attend personally, you will be represented by proxy at the Special Meeting. Approval of the Purchase Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of the voting capital stock of the Company represented at the Special Meeting.

Q:   WHAT DO SHAREHOLDERS WHO HAVE SENT IN A PROXY CARD DO IF THEY WANT TO
CHANGE THEIR VOTE?

A:   Shareholders who have already sent in a proxy card and desire to change their vote should mail a later-dated, signed proxy card or other instrument revoking your proxy so that it is received by the time of the Special Meeting at the executive offices of the Company. Shareholders may also change their vote by attending the Special Meeting and voting in person.

Q:   IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
SHARES FOR ME?

A:   Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker how to vote your shares by following the directions your broker provides to you. If you do not provide instructions to your broker, your shares will not be voted, and they will have the same effect as votes against the proposal to approve the Purchase Agreement.

Q:   WHEN IS THE SALE EXPECTED TO BE CONSUMMATED?


A:   We intend to consummate the Sale as quickly as possible following shareholder approval, and hope to close the Sale on April 5, 2000; it is possible, however, that the Sale will not be completed until a later date.

Q:   WHAT ARE THE U.S. FEDERAL TAX CONSEQUENCES OF THE PURCHASE AGREEMENT TO ME?

A:   The Sale will have no direct tax consequences to holders of the Company's capital stock other than shareholders exercising dissenters' rights under the MBCA. The material tax issues affecting dissenting shareholders are discussed under MATERIAL FEATURES OF THE PURCHASE AGREEMENT -Certain Federal Income Tax Consequences. The Company will realize taxable income equal to the proceeds received by or for the benefit of the Company in the Sale less GMI's cost basis in the BHT shares it sells. This taxable income may be offset by net operating loss carryforwards of the Company.

Q:   WHO CAN ANSWER MY QUESTIONS?

A:   For additional information about the Purchase Agreement and the Amendment, including information about how to complete and return your proxy card, please contact Liviakis Financial Communications at (415) 389-4670 or the Company's Investor Relations Department at (612) 944-0400.

                        CAUTIONARY STATEMENT CONCERNING
                          FORWARD-LOOKING INFORMATION


     This Proxy Statement (including information included or incorporated by reference in this Proxy Statement) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties that may cause the Company's actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to, the uncertainty in the Company's ability to continue to operate profitably in the future; failure of the Company to meet its future additional capital requirements; loss of key personnel; failure of the Company to respond to evolving industry standards and technological changes; inability of the Company to compete in the industry in which it operates; failure of the Company to successfully integrate the operations of newly acquired businesses; lack of market acceptance of the Company's products, including products under development; failure of the Company to secure adequate protection for the Company's intellectual property rights; and the Company's exposure to product liability claims.

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
THE SPECIAL MEETING.........................................................      1
     Record Date; Shareholder Approval......................................      1

PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING...........................      2

PROPOSAL NO. 1:  SALE OF BREECE HILL TECHNOLOGIES, INC. TO TANDBERG
DATA ASA....................................................................      2

THE PARTIES.................................................................      2
     The Company............................................................      2
     Tandberg Data ASA......................................................      2

SUMMARY FINANCIAL DATA......................................................      3

MARKET PRICE INFORMATION....................................................      4

RECENT DEVELOPMENTS.........................................................      5
     Note Payable to Andersen, Weinroth & Co................................      5
     Asset Sale to MT Acquiring Corp........................................      5
     Proposed Settlement Agreement with Infinite Graphics Incorporated......      5
     Private Placement of Series D Convertible Preferred Stock..............      5
     Private Placement of Series E Convertible Preferred Stock..............      6
     Private Placement of Series F Convertible Preferred Stock..............      6
     Patent Litigation......................................................      6

SPECIAL FACTORS.............................................................      6
     Background of the Sale.................................................      6
     The Company's Reasons for the Sale.....................................      8

MATERIAL FEATURES OF THE PURCHASE AGREEMENT.................................      9
     Interests of Certain Persons in the Sale...............................     14
     Distribution of Sale Proceeds..........................................     14
     Anticipated Accounting Treatment.......................................     16
     Effect of Sale on Defaults in Principal or Interest....................     16
     Certain Federal Income Tax Consequences................................     16
     Dissenters' Rights.....................................................     18
     Regulatory Approvals...................................................     20

PROPOSAL NO. 2:  ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION.........     20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............     22

COST AND METHOD OF PROXY SOLICITATION.......................................     23

EXPENSES OF THE TRANSACTION.................................................     24

INDEPENDENT ACCOUNTANTS.....................................................     24

OTHER BUSINESS..............................................................     24

SHAREHOLDER PROPOSALS.......................................................     24

WHERE YOU CAN FIND MORE INFORMATION.........................................     24

                              THE SPECIAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors (the "Board") of Global MAINTECH Corporation (the "Company") for use at the special meeting of shareholders (the "Special Meeting") to be held on April 5, 2000 at 10:00 a.m., Minneapolis time, at the Company's offices located at 7578 Market Place Drive, Eden Prairie, Minnesota and at any adjournment thereof, for the purposes set forth in the attached Notice of Special Meeting of Shareholders. This Proxy Statement and the form of proxy enclosed are being mailed to shareholders commencing on or about March 15, 2000. All share and per share information contained in this Proxy Statement (excluding information incorporated by reference to documents filed before September 2, 1999) has been restated to reflect the Company's one-for-five reverse stock split effected on September 2, 1999.

Record Date; Shareholder Approval

     Only shareholders of record of the Company's common stock, no par value (the "Common Stock"), Series A Convertible Preferred Stock, no par value (the "GMC Series A Stock"), and Series B Convertible Cumulative Preferred Stock, no par value (the "GMC Series B Stock"), whose names appear of record on the Company's books at the close of business on February 9, 2000 (the "Record Date") will be entitled to vote at the Special Meeting. As of that date, a total of 5,469,682 shares of Common Stock were outstanding, each share being entitled to one vote, a total of 13,860 shares of GMC Series A Stock were outstanding, each share being entitled to one-fifth of one vote, and a total of 1,658 shares of GMC Series B Stock were outstanding, each share being entitled to approximately 158 votes.

     Shares of the Common Stock, the GMC Series A Stock, and the GMC Series B Stock represented by proxies in the form solicited will be voted in the manner directed by a shareholder. If a shareholder returns a signed proxy but abstains from voting as to the Common Stock and Series B Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of February 3, 2000, by and among the Company, Global MAINTECH, Inc., a wholly-owned subsidiary of the Company ("GMI"), Tandberg Data ASA, a company formed under the laws of the Kingdom of Norway ("Tandberg"), Hambrecht & Quist Guaranty Finance, LLC ("H&QGF"), Greyrock Capital ("Greyrock"), and Cruttenden Roth, Incorporated ("CR" and together with H&QGF and Greyrock, the "Series B Holders"), the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company (the "Amendment"), or any other matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to the Purchase Agreement, the Amendment, or such other matter, but will not be deemed to have been voted in favor of the Purchase Agreement, the Amendment, or such other matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Special Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Special Meeting for purposes of calculating the vote with respect to that matter.

     If no direction is given, the proxy will be voted for the Purchase Agreement and the Amendment. So far as the management of the Company is aware, no matter other than the Purchase Agreement and the Amendment will be acted upon at the Special Meeting. In the event that any other matters properly come before the Special Meeting and call for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote on such matters in accordance with their best judgment. A proxy may be revoked at any time before being exercised by delivery to an officer of the Company of a written notice of termination of the proxy's authority or by delivery of a duly executed proxy bearing a later date.

     Under the Company's Bylaws, a majority of the votes entitled to be cast must be represented at the Special Meeting in order for a quorum to exist and the Company to transact business at the Special Meeting. In order for the Purchase Agreement to be approved by the Company's shareholders, a majority of the votes entitled to be cast on the Record Date must be voted in favor of the Purchase Agreement. In order for the Amendment to be approved by the Company's shareholders, a majority of the votes present in person or by proxy and entitled to be cast at the Special Meeting must be voted in favor of the Amendment.

               PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING

                                PROPOSAL NO. 1
          SALE OF BREECE HILL TECHNOLOGIES, INC. TO TANDBERG DATA ASA

     At the Special Meeting, the shareholders of the Company will be asked to consider and vote upon the Purchase Agreement, pursuant to which GMI has agreed to sell all of the outstanding common stock of its Breece Hill Technologies, Inc. subsidiary ("BHT") to Tandberg (the "Sale"). If the shareholders approve the Purchase Agreement and the Sale closes, GMI will transfer all of its BHT stock to Tandberg, BHT will become a wholly-owned subsidiary of Tandberg, the Company, through GMI, will receive $3,400,000 in cash (less certain transaction costs and holdbacks discussed below), and Tandberg will assume or repay approximately $11,860,000 of debt of BHT, the Company, and GMI. Capitalized terms used but not defined below have the meanings attributed to them in the Purchase Agreement.

                                  THE PARTIES

The Company

     The Company, through its subsidiaries and divisions, supplies world class systems (device and system consolidation, systems and network management, professional services and storage products) to data centers. These products and services provide solutions which enable companies to better use their IT management tools. The Company's products include the Global MAINTECH Virtual Command Center, a master console that provides simultaneous control, operation, monitoring and console consolidation for mainframe, midrange, UNIX, Microsoft NT and networks. The Singlepoint Systems subsidiary manufactures and sells event notification software and provides professional services to help implement enterprise management solutions; the IGI and Lavenir printed circuit board division manufactures and sells printed circuit board design software and plotters; and BHT designs, manufactures and sells open architecture, automated data storage systems for small office to enterprise-wide applications. The Company's customers include General Electric Capital Corporation, Burlington Northern Santa Fe Railroad, Systems Management Specialists, Inc., Ferntree Computer Corp. (Australia), SAP America, Inc., Deluxe Corporation, Bank One Services Corp., Merrill Lynch & Co., Southern California Gas, MCI, Alltel Information Services, and Minnesota Manufacturing and Mining. The Company has established partnerships with Hitachi Data Services, HP, IBM, BMC, Compaq, Internet Security Solutions, Remedy and Cabletron Spectrum. Together, the Company's products and services provide solutions which enhance the IT Framework solutions provided by these (and other) partner companies.

     The Company's principal executive offices are located at 7578 Market Place Drive, Eden Prairie, Minnesota 55344. The Company's main telephone number is
(612) 944-0400, and its website is www.globalmt.com.

     A more detailed description of the Company's business is contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, a copy of which is attached hereto as Annex A and incorporated herein by
                                            -------
reference. Updated financial information concerning the Company is contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999, a copy of which is attached hereto as Annex B and incorporated herein
                                                -------
by reference.

Tandberg Data ASA

     Tandberg Data ASA is a publicly held company based in Oslo, Norway and is traded on the Oslo Stock Exchange (OSE:TAD). Tandberg is a leading global supplier of advanced, tape-based data storage products for the professional market. Tandberg offers a wide range of products and solutions for backup and other user applications within data storage management. Tandberg supplies Travan NS, SLR and DLT branded tape drives and tape storage solutions to the world's leading OEMs and through a worldwide channel sales network. In addition to corporate offices and manufacturing facilities in Oslo, Tandberg has significant marketing, sales and support operations in the USA, UK, France, Germany, Norway, Singapore and Japan. Tandberg is well known worldwide for its innovation in magnetic storage technology.

     Tandberg's principal executive offices are located at Kjelsasveien 161, N-0411 Oslo, Norway. Tandberg's main telephone number is 47 2218 9090 and its website is www.tandberg.com.

                            SUMMARY FINANCIAL DATA

     We are providing the following financial information concerning the Company to aid you in your analysis of the financial aspects of the Purchase Agreement. The summary financial data set forth below have been derived from the Company's consolidated financial statements for the periods indicated. Our audited consolidated financial statements are prepared in accordance with generally accepted accounting principles. The information provided below is only a summary and should be read in conjunction with our historical consolidated financial statements (and related notes) contained in our annual reports and other information that we have filed with the Securities and Exchange Commission. See "WHERE YOU CAN FIND MORE INFORMATION." The summary financial data of the Company provided for the nine months ended September 30, 1998 and September 30, 1999 are unaudited; however, in the opinion of the Company's management, the summary financial data contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the summary financial data for such periods. The results of operations for the nine months ended September 30, 1999 may not be indicative of the results of operations for the full year. The unaudited financial data for the nine months ended September 30, 1999 includes BHT's operating results for the nine month period ended September 30, 1999 but does not include BHT's results of operations prior to April 1, 1999, which was the effective date of the Company's acquisition of BHT. The nine months ended September 30, 1999 (giving effect to discontinued operations) presents BHT as a discontinued operation as a result of actions taken by management in December 1999 to offer BHT for sale.

                                                       Year Ended            Nine Months Ended          Nine Months
                                                       December 31,            September 30,          Ended September
                                                 ---------------------    ----------------------        30, 1999 (giving
                                                                                                        effect to
                                                                                                        discontinued
                                                   1998       1997          1999          1998           operations)
                                                 --------    --------     ---------     --------    ---------------------
Statement of Operations Data:                             (dollars in thousands, except per share data)
   Net Sales                                      $ 6,209    $ 3,002    $ 25,895       $ 5,132              $ 7,134
   Cost of Sales                                   (2,323)      (762)    (16,310)       (1,770)              (2,169)
                                                  -------    -------    --------       -------              -------
      Gross Profit                                  3,886      2,240       9,585         3,362                4,965
   Operating Expenses                              (5,705)    (1,969)    (14,958)       (2,926)              (8,724)
   Other Expense, Net                                (184)      (113)     (2,171)         (124)              (1,678)
                                                  -------    -------    --------       -------              -------
   Net Income (Loss) before cumulative
   effect of accounting change                     (2,003)       158      (7,544)          312               (5,437)
Net Loss from Operations of
   Discontinued Operations                             --         --          --            --               (2,107)
Gain from Discontinued Operations                      --         70          --            --                   --
Cumulative Effect of Change in
   Accounting Principle                                --         --         100            --                  100
                                                  -------    -------    --------       -------              -------
Net Income (Loss)                                 $(2,003)   $   228    $ (7,444)      $   312              $(7,444)
                                                  =======    =======    ========       =======              =======

Basic Income (Loss) per Share:
   Continuing Operations                            (0.55)      0.05      (2.013)        0.089               (1.468)
   Operations of Discontinued Operations               --         --          --            --               (0.545)
   Net Income (Loss)                                (0.55)      0.07      (1.987)        0.089               (1.987)

Diluted Income (Loss) per Share:
   Continuing Operations                            (0.55)      0.04      (2.013)        0.077               (1.468)
   Operations of Discontinued Operations               --         --          --            --               (0.545)
   Net Income (Loss)                                (0.55)      0.06      (1.987)        0.077               (1.987)

Shares Used in Calculations (in thousands):
   Basic                                            3,670      3,184       3,868         3,522                3,868
   Diluted                                          3,670      3,911       3,868         4,061                3,868

Balance Sheet Data (as of period end):
   Cash and Cash Equivalents                      $   664    $ 1,727    $    754       $   300              $   466
   Working Capital (Deficit)                        2,068      2,884      (4,319)        3,661                2,390
   Total Assets                                     9,133      5,863      42,300         8,424               28,534
   Total Stockholders' Equity                       5,443      3,281      16,702         5,701               16,702

                           MARKET PRICE INFORMATION

     The Common Stock trades on the OTC Bulletin Board under the symbol "GLBM." The following are the high and low bid quotations for the Common Stock as reported on the OTC Bulletin Board during each quarter of the fiscal years ended December 31, 1998 and 1999. These quotations represent prices quoted between dealers, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions. All quotations are adjusted to reflect the one-for-five reverse split of the Common Stock effected September 2, 1999.


                                                       HIGH       LOW
                                                     --------   -------
          Fiscal 1998
          First Quarter                               13.75      9.40
          Second Quarter                              13.75      9.70
          Third Quarter                               11.70      5.65
          Fourth Quarter                               8.45      5.30

          Fiscal 1999
          First Quarter                               12.19      7.19
          Second Quarter                               9.84      5.94
          Third Quarter                               12.25      6.09
          Fourth Quarter                               8.16      5.13

          Fiscal 2000
          First Quarter (through March 6, 2000)       10.38      6.75


     The Company had 5,469,682 shares of Common Stock issued and outstanding held by approximately 310 shareholders of record as of February 9, 2000. On February 3, 2000, the day on which the Board approved the Purchase Agreement and the last completed trading day before the execution of the Purchase Agreement (the Purchase Agreement was executed after the market closed on February 3, 2000), the closing price of the Common Stock was $7.06 per share as quoted on the OTC Bulletin Board. On March 6, 2000, the most recent practicable date prior to printing this Proxy Statement, the closing price of the Common Stock was $8.63 per share, as quoted on the OTC Bulletin Board. Shareholders are urged to obtain current market quotations for the Common Stock.

     The Company has not paid cash dividends on the Common Stock in the past and does not anticipate doing so in the future.

                              RECENT DEVELOPMENTS

Note Payable to Andersen, Weinroth & Co.

     On August 6, 1999, the Company rescheduled the principal payment of $250,000 of a $500,000 note payable to Andersen, Weinroth & Co. which was due on July 31, 1999. The due date of the payment was extended to November 30, 1999 and the payment was made in full by that date.

Asset Sale to MT Acquiring Corp.

     The Company, GMI, and Magnum Technologies, Inc. a wholly owned subsidiary of GMI ("Magnum"), sold all of the business and properties used by GMI in connection with its business conducted under the Magnum name pursuant to an Agreement of Purchase and Sale of Assets made as of January 26, 2000 by and among MT Acquiring Corp., Tim Hadden, Greg Crow, GMI, Magnum and the Company. In the sale, MT Acquiring Corp. received properties and three software products used to provide network monitoring and analysis services: CAP-TREND, Coordinator and Advantage. MT Acquiring Corp. and its principals, Tim Hadden and Greg Crow, also received a release from GMI, Magnum and the Company for all claims arising out of the association of MT Acquiring Corp.'s principals with GMI, Magnum and the Company. In exchange for the foregoing, MT Acquiring Corp. and its principals released all claims against the Company, GMI and Magnum relating to the parties' conduct before January 26, 2000, assumed various obligations and contracts related to the business, and delivered a subordinated promissory note payable to the Company in the amount of $214,000. The note bears interest at six percent annually and provides for four semi-annual payments of principal and interest from the date of the note's execution until its maturity date of December 30, 2001.

Proposed Settlement Agreement with Infinite Graphics Incorporated

     The Company is currently negotiating the transfer of certain assets and the termination of various software licenses under a proposed settlement agreement with GMI and Infinite Graphics Incorporated ("IGI"). The Company acquired the assets and licenses under a February 27, 1998 License and Asset Purchase Agreement with IGI. The assets to be transferred under the settlement agreement would include those used by GMI in designing, assembling and marketing computer-aided design and manufacturing software systems that operate on a variety of mid-range and personal computer platforms. The licenses would include an exclusive software license of software products used in the business and a non-exclusive license of software used in both the Company's business and IGI's business. The transfer and termination would be made in exchange for IGI's assumption of all contracts and liabilities related to the assets and for a mutual release of all claims arising from the License and Asset Purchase Agreement, including IGI's release of the Company's remaining payment obligations under the License and Asset Purchase Agreement.


Private Placement of Series D Convertible Preferred Stock.

     On January 19, 2000, the Company issued 2,725 shares of Series D Convertible Preferred Stock ("Series D Stock") in a private placement. The shares were issued as follows: (1) 700 shares to new investors for $700,000 in the aggregate; (2) 300 shares to certain investors upon conversion of $300,000 of convertible promissory notes issued by the Company; (3) 1,600 shares to the holders of the Company's then outstanding Series C Convertible Preferred Stock in exchange for all of their Series C shares; and (4) 125 shares to the placement agent as compensation for placement agent services. In addition, in connection with the Series D Stock offering (1) the holders of warrants issued in the Series C offering were issued warrants to purchase 20,000 shares of Common Stock in exchange for the warrants issued to them in the Series C offering. The Company also issued 30,000 shares of Common Stock to the new investors and 120,000 shares of Common Stock to the holders of the Series C shares. Each share of Series D Stock is convertible into the number of shares of Common Stock calculated by dividing the per share purchase price of $1,000 by the conversion price. The conversion price equals the lesser of 75% of the average of the three lowest closing bid prices of the Common Stock during the 15 trading days immediately before the conversion date or $5.4375. Holders of Series D Stock are entitled to receive dividends at an annual rate of 8% of the per share purchase price. The dividends are payable, upon conversion of the Series D Stock, in either cash or shares of Common Stock, at the option of the Company. The number of shares of Common Stock issuable as a dividend payment will equal the total dividend payment then due divided by the conversion price calculated as of the date that the dividend payment is due. Each warrant entitles its holder to purchase Common Stock at $8.30 per share at any time before the fifth anniversary of the date of issuance of the warrant.

Private Placement of Series E Convertible Preferred Stock

     On December 30, 1999, the Company issued 2,650 shares of Series E Convertible Preferred Stock ("Series E Stock") and warrants to purchase 51,000 shares of Common Stock in a private placement for consideration totaling $2,650,000. Each share of Series E Stock is convertible into the number of shares of Common Stock calculated by dividing the per share purchase price of $1,000 by the conversion price. The conversion price equals the lesser of 75% of the average of the three lowest closing bid prices of the Common Stock during the 15 trading days immediately before the conversion date or $5.125. The holders of Series E Stock are also entitled to receive dividends at the annual rate of 8% of the per share purchase price. The dividends are payable upon conversion of the Series E Stock, in either cash or shares of Common Stock, at the option of the Company. The number of shares of Common Stock issuable as a dividend payment will equal the total dividend payment then due divided by the conversion price calculated as of the date that the dividend payment is due. Each warrant entitles its holder to purchase Common Stock at $5.125 per share at any time before the fifth anniversary of the date of issuance of the warrant.


Private Placement of Series F Convertible Preferred Stock


     On February 23, 2000, the Company issued 2,000 shares of Series F Convertible Preferred Stock ("Series F Stock") and warrants to purchase 50,000 shares of Common Stock in a private placement for consideration totaling $2,000,000. Each share of Series F Stock is convertible into the number of shares of Common Stock calculated by dividing the per share purchase price of $1,000 by the conversion price. The conversion price equals the lesser of 75% of the average of the three lowest closing bid prices of the Common Stock during the 15 trading days immediately before the conversion date or $6.75. The holders of Series F Stock are also entitled to receive dividends at the annual rate of 8% of the per share purchase price. The dividends are payable upon conversion of the Series F Stock, in either cash or shares of Common Stock, at the option of the Company. The number of shares of Common Stock issuable as a dividend payment will equal the total dividend payment then due divided by the conversion price calculated as of the date that the dividend payment is due. Each warrant entitles its holder to purchase Common Stock at $11.00 per share at any time before the fifth anniversary of the date of issuance of the warrant.

Patent Litigation

     On February 15, 2000, the Company and GMI were served with a patent infringement suit filed in the federal district court for the Northern District of Oklahoma. The suit alleges, among other things, that the Company's VCC product, when monitoring a mainframe computer, infringes on a patent held by the plaintiffs. The Company believes that the plaintiffs' claims are without merit, but is attempting to settle the claims in order to avoid protracted and costly litigation.

                                SPECIAL FACTORS

Background of the Sale

     BHT designs, manufactures, and sells open architecture, automated data storage systems for small office to enterprise-wide applications. On March 5, 1999 the Company, GMI, BHT Acquisition, Inc., a wholly-owned subsidiary of GMI, and BHT entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, on April 14, 1999, BHT Acquisition, Inc. merged with and into BHT (the "Merger") with BHT as the surviving corporation and GMI becoming the owner of all of the issued and outstanding common stock of BHT. At the time of the Merger, the Company's Board believed that BHT's core data storage systems business would provide a solid strategic fit with GMI's business and products. In particular, the Board believed that BHT's storage systems would complement GMI's Virtual Command Center, a master console that provides simultaneous control, operation, and monitoring for mainframe, midrange, UNIX, Microsoft NT and networks.

     Under the Merger Agreement, GMI agreed to provide BHT with cash for working capital purposes. In particular, GMI agreed to provide BHT with $2,500,000 in working capital on or before the closing of the Merger and $2,500,000 in cash and/or shares of Common Stock within 90 days of the closing of the Merger. Shortly after the Merger, the Company determined that it would be unable to provide the resources necessary to comply with the funding covenants contained in the Merger Agreement. The Company also realized that the financing required to develop and market BHT's products was substantially greater than the Company had anticipated.

     In addition, the Company has had difficulty meeting its obligations under its credit facilities unrelated to the Merger. Consequently, several months after the Merger the Board began to examine options for raising the funds required to meet its obligations under the Merger Agreement and the Company's credit facilities. The Board believed that the Company's current level of debt might make additional debt financing difficult or impossible.

     In September 1999, the Chairman of the Board of Directors of Tandberg approached the Company to discuss the possibility of Tandberg purchasing BHT. In early October 1999, the board of directors of Tandberg approved the preliminary discussions between the Company and Tandberg and authorized Tandberg's officers to negotiate the terms of a possible purchase.

     The Board, recognizing the need to alleviate the Company's liquidity concerns, at its October 13, 1999 meeting authorized James Watson, Bill Howdon and Vernon Taylor III, as representative of the Former BH Common Holders and Former BH Series A Holders under the Merger Agreement, to meet with representatives of Tandberg to investigate the possibility of, and act as investment bankers of the Company with respect to, a sale of BHT to Tandberg. The board also appointed a committee comprised of Messrs. Watson, Wong and Taylor to review the proposal expected to be received from Tandberg and to present the proposal to the Board of Directors.

     On November 2, 1999 Messrs. Watson, Howdon and Taylor traveled to Oslo, Norway to investigate the possibility of a sale of BHT to Tandberg, and upon their return to the United States on November 4, 1999, provided the committee with Tandberg's proposal for its purchase of BHT. The committee then reviewed Tandberg's proposal and presented it to the entire Board at a meeting of the Board held on November 5, 1999. At that meeting, the Board discussed the proposal extensively and also discussed a number of factors bearing on the appeal of the proposal. In particular, the Board discussed the Company's continuing working capital shortfall, the possibility of an indemnification claim alleging that the Company failed to comply with its working capital covenants under the Merger Agreement, pressure from creditors to act quickly to remedy payment delinquencies, the Company's difficulty in locating other potential acquirers of BHT, Tandberg's apparent readiness to move forward with a transaction quickly, and the fact that, even if other potential acquirers emerged, those other acquirers might not be able to complete a transaction as promptly as Tandberg.

     Accordingly, the Board agreed to focus its efforts on reaching an agreement with Tandberg and approved a preliminary term sheet summarizing Tandberg's proposed terms of the Sale. Following approval of the preliminary term sheet, Tandberg conducted an exhaustive due diligence review, including on-site due diligence review at BHT's headquarters, customer reference calls, review of the product presentations and reviews of BHT's technology, finances, contracts, personnel, litigation, and organizational structure. Concurrent with Tandberg's due diligence, the officers of the Company and Tandberg negotiated the terms of a definitive term sheet. At the same time, Tandberg opened negotiations with the holders of all of BHT's outstanding Series B Convertible Preferred Stock (the "Series B Holders") to purchase the Series B Stock and with the Former BH Common Holders and the Former BH Series A Holders to secure their Qualifying Releases of any claims against Tandberg, the Company, GMI, or BHT in connection with the Sale. Following these negotiations, Tandberg, the Company, GMI, and the Series B Holders executed a definitive letter of intent and term sheet on December 27, 1999.

     Upon execution of the definitive term sheet, Tandberg, the Company, GMI, and the Series B Holders began negotiating the terms of the definitive Purchase Agreement which culminated in a draft of the Purchase Agreement being presented to the Board for its review at special meetings of the Board held on January 26 and 27, 2000. Following consideration of the factors detailed below under "SPECIAL FACTORS - The Company's Reasons for the Sale," the Board approved the principal terms of the Purchase Agreement and the transactions contemplated thereby, but concluded that the Purchase Agreement required modification in order to protect and maximize value for the Company and its shareholders. Following final negotiations of the terms of the Purchase Agreement, the Board appointed at a special meeting of the Board on February 2, 2000, a committee of disinterested directors to consider a proposed definitive draft of the Purchase Agreement. At a special meeting of the Board of Directors held on February 3, 2000, the committee and the entire Board voted to approve the Purchase Agreement, which the Company, Tandberg, GMI, H&QGF, Greyrock, and CR executed that evening.

The Company's Reasons for the Sale

     The Board has determined, by unanimous vote of a committee of disinterested members and by vote of the entire Board, that the Purchase Agreement and Sale are in the best interests of the Company and its shareholders.

     ACCORDINGLY, THE COMPANY'S BOARD HAS APPROVED THE PURCHASE AGREEMENT AND RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PURCHASE AGREEMENT.

     In reaching its determination to approve the Purchase Agreement, the Board considered a number of matters affecting the strategic alternatives available to the Company, including without limitation the matters described above in "SPECIAL FACTORS--Background of the Sale" and the factors listed below:

     . The Company's financial condition and serious liquidity concerns, including the limitations on the ability of BHT or the Company to generate or borrow sufficient funds to satisfy BHT's short-term and long-term cash requirements.

     . The Company's liability under the intercompany financing and indemnification provisions of the Merger Agreement. The Company is also currently in jeopardy of breaching covenants made to lenders under its financing facilities. See "SPECIAL FACTORS - Background of the Sale."

     . The increased competitive pressures resulting from industry consolidation and the presence of competitors with greater financial resources than the Company. The Board believed that such competitive pressures would continue to require aggressive investment in BHT and would likely cause BHT's, and consequently the Company's, results of operations to remain unprofitable.

     . BHT's prospects for the future. In particular, the Board considered that BHT's financial performance had not substantially improved despite a series of strategic initiatives that the Company had undertaken in an effort to increase sales growth and profitability, and that it was unlikely that the Company could successfully implement any additional strategic initiatives for BHT to achieve sustained sales growth and profitability as a subsidiary of the Company.

     Based upon its consideration of the foregoing and other factors, the Board concluded that further efforts to continue to operate BHT as a subsidiary of the Company were unlikely to be successful and, while recognizing that the value that could be obtained for the Company's shareholders in any sale of BHT's common stock would be adversely affected by BHT's financial condition, determined that a sale of BHT was the best strategic alternative available to the Company.

     In reaching its determination to approve the Purchase Agreement, the Board also considered a number of matters relating to whether a sale of BHT's common stock to Tandberg on the terms contemplated by the Purchase Agreement was the best sale transaction reasonably available to the Company, and whether the consideration provided for in the Purchase Agreement was fair, from a financial point of view, to the Company's shareholders. Such matters included, without limitation, the matters described above in "SPECIAL FACTORS--Background of the Sale" and the factors listed below:

     . The absence of any firm third party offers to purchase BHT and a number of factors adversely affecting the likelihood that other potential acquirers would submit proposals for alternative transactions, including without limitation Tandberg's requirements that the Company desist from soliciting proposals for alternative transactions during the period covered by the term sheet.

    . The consideration to be provided to the Company, through GMI, pursuant to the Purchase Agreement, both in absolute terms and as compared to other strategic alternatives considered by the Company.

     . Various factors relating to the likelihood of consummation of the Purchase Agreement, including Tandberg's financial position and ability to pay the purchase price, its thorough due diligence review of BHT and the Company prior to submitting a detailed term sheet and proposed definitive documentation, and the limited conditions to Tandberg's obligation to consummate the Purchase Agreement.

     . The consequences of a failure of the Sale to be consummated, including the substantial risk that the Company would be unable to meet BHT's debt obligations if the Sale were not consummated. Although the Board recognized that continued deterioration of BHT's financial situation during the pendency of the Purchase Agreement would make it even more difficult for the Company's shareholders to realize value for BHT if the Sale were not ultimately consummated, the Board believed that the potential benefits of pursuing the Sale outweighed the potential disadvantages of doing so.

     The Board also determined that any negative aspects of the Purchase Agreement, as compared to the Company's other known alternatives, were substantially outweighed by the positive aspects of the Purchase Agreement. Based upon its consideration of the foregoing and other factors, the Board determined that a sale of BHT to Tandberg on the terms contemplated by the Purchase Agreement was the best option reasonably available to the Company.

     The Board also determined that the sale of BHT would advance the Company's efforts to focus on proven, high-growth areas of Company expertise. In particular, the Board concluded that the Sale would permit the Company to more effectively focus its financial and human resources on those assets and technologies which have the greatest potential.

     In reaching its determination to approve the Purchase Agreement, the Board also considered the interests of certain persons in the Sale, including the directors and officers of the Company and the directors and officers of BHT, as detailed in "MATERIAL FEATURES OF THE PURCHASE AGREEMENT--Interests of Certain Persons in the Purchase Agreement" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." The Board believes that such interests are insubstantial and did not accord significant weight to them in determining that the Purchase Agreement is in the best interests of the Company's shareholders.

     The above discussion of the material factors considered by the Board is not exhaustive but does set forth the principal factors considered by the Board. The Board, by unanimous vote of a committee of disinterested members and by vote of the entire Board, approved the Sale and the Purchase Agreement in light of the factors described above and other factors that each member of the Board felt were appropriate. In view of the numerous factors taken into consideration and the complexities associated with many of such factors, the Board did not consider it practical to, and did not attempt to, quantify or otherwise assign relative weights to the factors considered by it in reaching its decision to approve the Purchase Agreement and Sale.

     For the reasons set forth above, the Board has approved the Purchase Agreement as fair to and in the best interests of the Company's shareholders and recommends that the Company's shareholders approve the Purchase Agreement.

                  MATERIAL FEATURES OF THE PURCHASE AGREEMENT

     The following discussion summarizes the material provisions of the Purchase Agreement. It is not a complete statement of all the provisions of the Purchase Agreement. Detailed terms of and conditions to the Sale are contained in the Purchase Agreement, a copy of which is attached hereto as Annex C and
                                                          -------
incorporated herein by reference. For a complete presentation of this information, you are urged to read the Purchase Agreement in its entirety.

General
-------

     GMI is a wholly-owned subsidiary of the Company. GMI currently owns all of the outstanding common stock of BHT. H&QGF is the record owner of all the outstanding Series B Convertible Preferred Stock of BHT (the "Series B Stock"). Greyrock and CR (together with H&QGF, the "Series B Holders") are beneficial owners of a portion of the Series B Stock.

     The Purchase Agreement provides for the sale by GMI of all the common stock of BHT, and the sale by the Series B Holders of all the Series B Stock, to Tandberg, after which BHT will be a wholly-owned subsidiary of Tandberg. Tandberg will pay $3,400,000 in cash (or $3,300,000 if the Closing occurs after April 30, 2000) to GMI (less certain transaction costs and holdbacks) for the common stock of BHT and $1,000,000 in cash to the Series B Holders for the Series B Stock, and assume, through the purchase of BHT, approximately $6,160,000 in liabilities of BHT. In addition, pursuant to a Creditors Agreement (the "Creditors Agreement"), dated as of February 3, 2000 by and among Tandberg, H&QGF, Greyrock, and CR, and executed concurrently with the Purchase Agreement, Tandberg will pay approximately $5,700,000 to discharge certain debt of BHT, the Company, and GMI.

     Additionally, Tandberg will pay up to $1,505,205 in the aggregate in cash to the persons or entities that held BHT's Series A Preferred Stock of record at the time of the Merger between BHT and GMI (the "Former BH Series A Holders") in exchange for Qualifying Releases from the Former BH Series A Holders. Tandberg will also issue warrants to purchase an aggregate of 5,091,160 ordinary shares of Tandberg stock at a price of NOK 30 to the holders of record of BHT's common stock at the time of the Merger (the "Former BH Common Holders") in exchange for Qualifying Releases from the Former BH Common Holders. Under the Qualifying Releases, the Former BH Series A Holders and the Former BH Common Holders will release any and all claims they may have against BHT, the Company, GMI, or Tandberg, including any and all claims related to: the escrow warrant (with respect to 900,000 shares of Common Stock) issued by the Company pursuant to the Merger Agreement, the Company's contingent obligation to issue up to 1,100,000 shares of Common Stock and pay an indeterminate amount of cash under the earn-out provisions of the Merger Agreement, and any claims to indemnification under the Merger Agreement, but excluding certain claims against GMI and the Company relating to the Company's obligation to issue options under the Merger Agreement. In order to induce the Former BH Common Holders to tender Qualifying Releases, the Company has offered to issue a total of 518,225 shares of Common Stock and warrants to purchase a total of 200,000 shares of Common Stock to the Former BH Common Holders.

Closing Date
------------

     The Closing will occur at 10:00 a.m. local time on the fifth business day after (1) approval of the Purchase Agreement by the shareholders of the Company and Tandberg, and (2) receipt by Tandberg of Qualifying Releases with respect to 70% of the Former BH Common Stock, 80% of the Former BH Series A Preferred Stock, and all outstanding warrants to purchase BHT common stock that expire after April 30, 2000. The Closing will take place at the office of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166.

Effects of Sale
---------------

     The effects of the Sale are as follows:

     . BHT will no longer be a subsidiary of GMI; the Company, GMI, and the Series B Holders will no longer have any financial interest in BHT;

     . GMI, in exchange for all of BHT's Common Stock, will receive $3,400,000 in cash (less certain transaction costs and holdbacks), and Tandberg will assume or repay approximately $6,160,000 in liabilities of BHT;

     . the Company and GMI will be released from their obligations with respect to approximately $5,700,000 of debt to be prepaid by Tandberg at the Closing;

     . the Series B Holders will receive up to$1,000,000 in cash in the aggregate;

     . the Former BH Series A Holders will receive up to $1,505,205 in cash in the aggregate;

     . the Former BH Common Holders will receive warrants to purchase up to 5,091,160 ordinary Tandberg shares, in the aggregate, at a per share price of NOK 30, and up to 518,225 shares of Common Stock, in the aggregate, and warrants to purchase up to 200,000 shares of Common Stock, in the aggregate; and

     . the Former BH Series A Holders and the Former BH Common Holders will release any claims they may have against the Company, GMC, BHT, or Tandberg, except for certain claims against the Company and GMI related to the Company's obligation to issue options under the Merger Agreement.

Representations and Warranties
------------------------------

     The Purchase Agreement contains customary representations and warranties of GMI and the Company relating to, among other things:

     . GMI's and the Company's corporate powers, due authorization, and ability to enter into the Purchase Agreement;
     .    the organization, existence, good standing and corporate power of BHT;
     .    the capitalization and corporate structure of BHT;
     .    free and clear ownership by GMI of the common stock of BHT;
     .    the subsidiaries of BHT;
     .    authority and noncontravention;
     .    required filings with applicable regulatory authorities;
     .    the accuracy and completeness of BHT's corporate records;
     .    the accuracy and completeness of specified BHT financial statements;
     . the absence of adverse changes in the business or condition of BHT since the date of BHT's most recent audited financial statements;
     .    certain tax matters;
     . the absence of legal proceedings and injunctions against GMI, the Company, or BHT;
     .    the absence of governmental proceedings and investigations against
          BHT;
     .    certain benefit plan matters
     .    BHT's ownership and leasing of real property;

     . BHT's facilities and equipment, accounts receivable, inventories, warranty claims, customers and suppliers, intellectual property rights, material contracts, and licenses;
     .    certain insurance matters;
     . any relationship of BHT and its subsidiaries with GMI, the Company, or Affiliates or Associates of GMI or the Company;
     .    certain employment matters;
     .    BHT's bank accounts and brokerage or investment accounts;
     .    certain environmental matters;
     . the absence of any untrue statement of a material fact in the Purchase Agreement and exhibits to the Purchase Agreement;
     .    Year 2000 compliance matters;
     . the absence of a broker in the transactions contemplated by the Purchase Agreement;
     .    the inapplicability of "anti-takeover" provisions under state law; and
     . the identity of the Former BH Series A Holders and Former BH Common Holders.

     The Purchase Agreement contains customary representations and warranties of the Series B Holders relating to, among other things:

     . the legal power and capacity of the Series B Holders to enter into the Purchase Agreement;
     . the enforceability of the Purchase Agreement against the Series B Holders; and
     . the free and clear ownership of the Series B Preferred Stock by the Series B Holders.

     The Purchase Agreement contains customary representations and warranties of Tandberg relating to, among other things:

     .    its organization, existence, good standing, and corporate power;
     .    the enforceability of the Purchase Agreement against Tandberg;
     .    authority and noncontravention;
     .    any required filings with applicable regulatory authorities;
     .    the absence of legal proceedings and injunctions;
     . the investment purpose of its acquisition of the Purchased Shares and its compliance with the requirements of the Security Act of 1933 and applicable state securities laws or blue sky laws;
     . the absence of a broker in the transactions contemplated by the Purchase Agreement; and
     . the absence of restrictions on the transfer of the Common Release Warrants or on the shares issuable upon exercise of the Common Release Warrants.

Closing Conditions
------------------

     The obligation of Tandberg to close the Purchase Agreement is subject to the satisfaction or waiver of the following conditions:

     . the accuracy in all material respects of GMI's, the Company's and the Series B Holders' representations and warranties as of the date of the Purchase Agreement and at the Closing;
     . performance by the Company, GMI, BHT, and the Series B Holders of each agreement, covenant, and obligation required by the Purchase Agreement to be performed at or before Closing;
     . the delivery by the Company and GMI of certain certificates substantially in the form attached as exhibits to the Purchase Agreement;
     . the delivery by the Series B Holders to Tandberg of certificates substantially in the form of Exhibit F of the Purchase Agreement;
     .    Tandberg shareholder approval of the Purchase Agreement;
     . the absence at Closing of any Order or Law prohibiting the consummation of the Purchase Agreement;
     . the absence at Closing of any Action or Proceeding which could result in any Order or Law prohibiting the consummation of the Purchase Agreement;

     . the receipt of all consents and approvals from Government or Regulatory Authorities necessary for the consummation of the Purchase Agreement;
     .    the receipt of all necessary third party consents;
     . the receipt by Tandberg of an opinion of Dorsey & Whitney LLP, dated the date of the Closing;
     . the receipt by Tandberg of a copy of BHT's certificate of incorporation certified by the Secretary of State of the State of Delaware, certificates of good standing of BHT certified by the Secretary of State of the State of Delaware, and good standing certificates certified by the Secretary of State from each jurisdiction in which BHT is qualified to do business;
     . the receipt by Tandberg of executed releases from the creditors named in the Creditors Agreement;
     . the receipt by Tandberg of Qualifying Releases with respect to at least 70% of the Former BH Common Stock, 80% of the Former BH Series A Stock, and all of the warrants to acquire Common Stock that expire after April 30, 2000;
     . the reasonable satisfaction of Tandberg that GMI and BHT have taken all Proceedings required by the Purchase Agreement; and
     .    the approval of the Purchase Agreement by the Company's shareholders.

     The obligation of GMI, the Company and the Series B Holders to close the Purchase Agreement is subject to the satisfaction or waiver of certain conditions specified in the Purchase Agreement, including, among other things:

     . the compliance in all material respects of Tandberg's representations and warranties as of the date of the Purchase Agreement and at the Closing;
     . performance by Tandberg of each agreement, covenant, and obligation required by the Purchase Agreement to be performed at or before Closing;
     . the delivery by Tandberg and certain officers of Tandberg to GMI of certain certificates substantially in the forms attached as exhibits to the Purchase Agreement;
     . the absence at Closing of any Order or Law prohibiting the consummation of the Purchase Agreement;
     . the receipt of all consents and approvals from Government or Regulatory Authorities necessary for the consummation of the Purchase Agreement;
     .    the receipt of all necessary third party consents;
     . the receipt by GMI of an opinion of Clifford Chance Rogers & Wells, LLP and of an opinion of Wikborg, Rein, both dated the date of the Closing;
     . the approval by Tandberg's stockholders of the Purchase Agreement and the authorization of the Warrants;
     . the reasonable satisfaction of GMI that Tandberg has taken all Proceedings required by the Purchase Agreement; and
     .    the approval of the Purchase Agreement by the Company's shareholders.

Covenants
---------

     As part of the Purchase Agreement, GMI and the Company have agreed to:

     . take all commercially reasonable steps to obtain all necessary consents and approvals from Governmental or Regulatory Authorities and will cooperate with Tandberg in obtaining necessary consents and approvals from Governmental or Regulatory Authorities;
     . provide such information as Tandberg or any Governmental or Regulatory Authority may reasonably request;
     . provide Tandberg and its Representatives full access to officers, employees, agents, and accountants, Properties, and Books and Records of BHT and will furnish, upon the reasonable request of Tandberg, to Tandberg and its Representatives information and data concerning the business and operations of BHT;
     . not, nor allow BHT to, initiate, assist, solicit, receive, negotiate, encourage, furnish information regarding, or accept any offer or inquiry from a third party to engage in any Business Combination with BHT;
     . cause BHT to conduct business in the ordinary course consistent with past practice until Closing;

     . notify Tandberg and the Series B Holders of any breach of an agreement, covenant, warranty, or representation contained in the Purchase Agreement and use reasonable efforts to cure any breach of an agreement, covenant, warranty, or representation contained in the Purchase Agreement;
     .    fulfill the conditions to closing contained in the Purchase Agreement;
     . use all reasonable means to secure Qualifying Releases from the Former BH Common Holders, the Series B Holders and the Former BH Series A Holders before the Closing and continue those efforts after the Closing for any Qualifying Releases not obtained prior to Closing.

     As part of the Purchase Agreement, Tandberg has agreed to:

     . take all commercially reasonable steps to obtain all necessary consents and approvals from Governmental or Regulatory Authorities and will cooperate with GMI and BHT in obtaining necessary consents and approvals from Governmental or Regulatory Authorities;
     . use reasonable efforts to secure the approval of the Purchase Agreement and the approval of the issuance of the Warrants from its shareholders;
     . notify GMI and the Series B Holders of any breach of an agreement, covenant, warranty, or representation contained in the Purchase Agreement and use reasonable efforts to cure any breach of an agreement, covenant, warranty, or representation contained in the Purchase Agreement;
     .    fulfill the conditions to closing contained in the Purchase Agreement;
     . with effect from the time of Closing, make available $2,750,000 to BHT in cash for working capital purposes;
     . not split its capital stock without consent from GMI unless Tandberg adjust the terms of the Common Release Warrants accordingly; and
     . use commercially reasonable efforts to register the Common Release Warrants with Norwegian authorities.

Interests of Certain Persons in the Sale

Former BH Common Holders or Former BH Series A Holders
------------------------------------------------------

     Mr. Watson and Mr. Howdon, who serve as directors of the Company, are also Former BH Common Holders and Former BH Series A Holders. If the Sale is consummated and Messrs. Watson and Howdon deliver Qualifying Releases with respect to all of the Former BH Common Stock and Former BH Series A Stock owned by them, they will receive their pro rata shares of the Tandberg Warrant and the Series A Release price. In this regard, Messrs. Watson and Howdon will be treated in the same manner as all other Former BH Common Holders and Former BH Series A Holders.

Retention of Executive Officers and Other Key Employees Following Merger
------------------------------------------------------------------------

     Messrs. Watson and Howdon currently serve as Chief Executive Officer and Vice President of Corporate Development, respectively, of BHT. Mr. Watson expects to retain his position following the Sale but has not received a formal offer from Tandberg to do so. It is expected that Mr. Howdon's position will be eliminated following the Sale and that he will not be employed by Tandberg, either directly or indirectly through BHT.

Distribution of Sale Proceeds

Payments to GMI and the Company
-------------------------------

     To be paid at Closing:

     At the Closing, Tandberg will pay GMI, against delivery of the common stock of BHT, $2,400,000 in cash (or, if the Closing occurs after April 30, 2000, $2,300,000 in cash) less the Transaction Costs Amount. The Transaction Costs Amount will equal all costs and expenses paid or incurred by BHT in connection with the transactions provided for in the Purchase Agreement. The cash payable at Closing will paid via certified check or by wire transfer.

     Holdbacks:

     An aggregate amount of $1,000,000 of the consideration to be paid to the Company is subject to holdback by Tandberg (the "Indemnity Holdback"). The Indemnity Holdback consists of two separate holdbacks.

          Options Expiration Holdback - $250,000

          Of the total holdback amount, $250,000 will be paid to the Company by Tandberg ten days after all options and warrants to purchase shares of BHT common stock expire unexercised or are canceled. The Company expects all BHT options and warrants to expire or be canceled on or about May 1, 2000.

          Release Holdback - $750,000

          If Qualifying Releases relating to all of the Former BH Common Stock and Former BH Series A Stock outstanding at the time of the Merger are not obtained prior to Closing, Tandberg will hold back $750,000 (the "Release Holdback") pending its receipt of Qualifying Releases relating to the remaining Former BH Common Stock and Former BH Series A Stock. After Closing, Tandberg will make payments to the Company as and when Qualifying Releases are obtained from the Former BH Common Holders and the Former BH Series A Holders (but no more often than monthly). The amount of each of these payments will be equal to $750,000 multiplied by the number of Former BH Common Stock and Former BH Series A Stock with respect to which Qualifying Releases have been received since the last payment by Tandberg and divided by the total number of shares of Former BH Common Stock and Former BH Series A Stock outstanding at the time of the Merger.

          When Qualifying Releases have been obtained with respect to 87% of the Former BH Common Stock and Former BH Series A Stock outstanding at the time of the Merger, Tandberg will pay $250,000 (less previously released amounts) of the Release Holdback to the Company. Tandberg will pay to the Company the remainder of the Release Holdback not previously released on the earlier to occur of (i) the first anniversary of the Closing, and (ii) the date on which Qualifying Releases relating to all the Former BH Common Stock and Former BH Series A Stock outstanding at the time of the Merger have been obtained.

     Under the terms of the Purchase Agreement, no payments from the Indemnity Holdback will be made by Tandberg if any purported or actual exercise of an option, warrant, or other right to purchase shares of BHT occurs. Further, no payments from the Indemnity Holdback will be made by Tandberg if any Former BH Common Holder or Former BH Series A Holder asserts a claim (or gives notice of intent to assert a claim) of a direct or indirect interest (legal, equitable, or otherwise) against the Company or Tandberg. In the event of an Option exercise or Former BH Holder claim, as described above, Tandberg may use the Indemnity Holdback to repurchase or cancel the securities issuable upon exercise of the Options or to resolve any claim brought by the Former BH Holders, except that in the case of a Former BH Holder claim, Tandberg may not apply any of the Indemnity Holdback to settlement of such claims until the company has had 30 days to settle such claim separately. Payment of the Indemnity Holdback to GMI may also be reduced by the amount of any claim Tandberg has against GMI (for indemnity or otherwise) under the Purchase Agreement.

     Each payment made by Tandberg to the Company out of the Indemnity Holdback will be accompanied by simple interest on the amount of the payment, computed at the rate of 5% from the date of the Closing.

Payments to the Series B Holders
--------------------------------

     Tandberg will pay the Series B Holders, against delivery of the Series B Stock, up to $1,000,000 in cash in the aggregate at the Closing.

Payment to the Former BH Series A Holders
-----------------------------------------

     Tandberg will pay the Former BH Series A Holders, against delivery of Qualifying Releases, up to $1,505,205 (or, if less than all of the Former BH Series A Holders have furnished Qualifying Releases, a pro rata portion thereof, in proportion to the percentage of the shares of Former BH Series A Stock in respect of which Qualifying Releases have been obtained and delivered) in cash in the aggregate at the Closing.

Payment to the Former BH Common Holders:
----------------------------------------

     Tandberg will accept at Closing from each Former BH Common Holder who has provided a Qualifying Release prior to the Closing a subscription for a Common Release Warrant for subsequent delivery into a securities account established by such Former BH Common Holder with the Norwegian share register. Tandberg will not be required until the first anniversary of the Closing to accept a subscription for a Common Release Warrant from a Former BH Common Holder who provides a Qualifying Release after the Closing.

     Each Former BH Common Holder who provides a Qualifying Release and submits a subscription for a Common Release Warrant will receive: (1) a Common Release Warrant to purchase a number of Tandberg's ordinary shares equal to 5,091,160 multiplied by the percentage of Former BH Common Stock owned by such Former BH Common Holder immediately prior to the effective time of the Merger; (2) a number of shares of Common Stock equal to 518,225 multiplied by the percentage of Former BH Common Stock owned by such Former BH Common Holder immediately prior to the effective time of the Merger; and (3) a warrant to purchase a number of shares of Common Stock equal to 200,000 multiplied by the percentage of Former BH Common Stock owned by such Former BH Common Holder immediately prior to the effective time of the Merger.

     Tandberg may elect to pay cash rather than deliver a Common Release Warrant to any Former BH Common Holder providing a Qualifying Release if:

     . on any occasion on which Common Release Warrants are to be subscribed for or issued, more than 30 of the persons to whom Common Release Warrants are to be and have been issued have failed to establish that they are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933; or

     . Tandberg is not satisfied that the exemption from registration provided in Regulation D is available with respect to the Common Release Warrants.

Anticipated Accounting Treatment

     The Company anticipates that the Sale will be accounted for by Tandberg using the purchase method of accounting in accordance with generally accepted accounting principles.

Effect of Sale on Defaults in Principal or Interest

     The Company and GMI, together with BHT, are indebted to H&QGF under that certain Loan and Security Agreement (the "Loan and Security Agreement") dated as of May 25, 1999, by and among the same parties. The Company, GMI and BHT are currently in default with respect to approximately $5,700,000 under the Loan and Security Agreement. GMI may also be in default of working capital covenants contained in the Merger Agreement. As a result of the Sale, the Company and GMI will be released with respect to approximately $5,700,000 of indebtedness under the Loan and Security Agreement and GMI will no longer be subject to the working capital covenants contained in the Merger Agreement.

Certain Federal Income Tax Consequences

     The following discussion summarizes the material income tax considerations relevant to the Sale that are generally applicable to holders of the Company's capital stock. This discussion is based on currently existing provisions of the Internal Revenue Code (the "Code"), existing and proposed Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could alter the tax consequences to the holders of the Common Stock or as described herein.

     The Company will realize taxable income equal to the proceeds received by or for the benefit of the Company in the Sale less GMI's cost basis in the BHT shares it sells. This taxable income may be offset by operating losses (if any) of the Company. It is not expected that the Sale will result in any direct federal income tax consequences to shareholders of the Company other than shareholders exercising dissenters' rights under the MBCA. Such dissenting shareholders of the Company may be subject to state and federal income tax, as described below.

     Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the exercise of dissenters' rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the Sale for a Company shareholder who properly exercises his or her dissenters' rights under the MBCA, who is a citizen or resident of the United States and who, on the date of disposition of such holder's shares of Common Stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the Sale for any dissenting shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. The Company has not requested either the Internal Revenue Service or counsel to rule or issue an opinion on the federal income tax consequences of the Sale. All shareholders are urged to consult their own tax advisors regarding the federal, foreign, state, and local tax consequences of the disposition of their shares in the Sale.

     For federal income tax purposes, the Sale will be treated as a taxable redemption of Common Stock from each holder the Company's Common Stock who properly exercises dissenters' rights, subject to the provisions of Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of Common Stock for cash pursuant to the exercise of dissenters' rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the Sale with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (1) any other shares of Common Stock actually owned by such shareholder, and (2) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of such individual's family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.

     Under applicable Internal Revenue Service guidelines, such a redemption involving a holder of a minority interest in the Company whose relative stock interest in the Company is minimal, who exercises no control over the affairs of the Company and who experiences a reduction in the shareholder's proportionate interest in the Company, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have resulted in a distribution of a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to the Company's shareholders who exercise dissenters' rights will generally be as follows:

     (i) Assuming that the shares of Common Stock exchanged by a dissenting shareholder for cash in connection with the Sale are capital assets in the hands of the dissenting shareholder at the Closing, such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the Sale.

     (ii) The capital gain or loss, if any, will be long-term with respect to shares of Common Stock held for more than twelve (12) months as of the Closing, and short-term with respect to such shares held for twelve (12) months or less.

     (iii) The amount of capital gain or loss to be recognized by each dissenting shareholder will be measured by the difference between the amount of case received by such dissenting shareholder in connection with the exercise of dissenters' rights and such dissenting shareholder's adjusted tax basis in the Common Stock at the Closing.

     (iv) An individual's long-term capital gain is subject to federal income tax at a maximum rate of 20%, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

     (v) A corporation's long-term capital gain is subject to federal income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code.

     Cash payments made pursuant to the Sale will be reported to the extent required by the Code to dissenting shareholders and the Internal Revenue Service. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in
Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply the Company or its agent with such dissenting shareholder's taxpayer identification number. Accordingly, Company dissenting shareholders (or other payees) will be asked to provide the dissenting shareholder's taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholder of the Company) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Company dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each dissenting shareholder of the Company, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company.

     THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE TRANSACTION (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

Dissenters' Rights

     Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA") provide each shareholder the right to dissent from the Sale, and obtain payment for the "fair value" of the shareholder's shares following the consummation of the Sale.

     The following summary of the applicable provisions of Sections 302A.471 and 302A.473 of the MBCA is not intended to be a complete statement of the provisions and is qualified in its entirety by reference to the full texts of these Sections attached as Annex D to this Proxy Statement. These Sections
                           -------
should be reviewed carefully by any shareholder who wishes to exercise dissenters' rights or who wishes to preserve the right to do so, since failure to comply with the procedures set forth in the Sections will result in the loss of dissenters' rights.

     Under the MBCA, holders of the Common Stock have the right, by fully complying with the applicable provisions of Sections 302A.471 and 302A.473, to dissent with respect to the Sale and to receive from the Company payment in cash of the "fair value" of their shares of Common Stock after the Sale is completed. The term "fair value" means the value of the shares of Common Stock immediately before the Effective Time without any appreciation or depreciation in anticipation of the Sale.

     All references in Sections 302A.471 and 302A.473 and in this summary to a "shareholder" are to a record holder of the shares of Common Stock as to which dissenters' rights are asserted. A person having beneficial ownership of shares of Common Stock that are held of record in the name of another person, such as a broker, nominee, trustee or custodian, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights the beneficial owner may have.

     Shareholders of record who desire to exercise their dissenters' rights must satisfy all of the following conditions. A written notice of intent to demand fair value for shares must be delivered to the executive offices of the Company before the taking of the shareholder vote to approve the Purchase Agreement. This written demand must be in addition to and separate from any proxy or vote against approval of the Purchase Agreement. Voting against, abstaining from voting or failing to vote to approve the Purchase Agreement does not constitute a demand for appraisal within the meaning of the MBCA.

     Shareholders electing to exercise their dissenters' rights under the MBCA must not vote for approval of the Purchase Agreement. A shareholder's failure to vote against approval of the Purchase Agreement will not constitute a waiver of dissenters' rights. However, if a shareholder returns a signed proxy but does not specify a vote against approval of the Purchase Agreement or direction to abstain, the proxy will be voted for approval of the Purchase Agreement, and the shareholder's dissenters' rights will be waived.

     A shareholder may not assert dissenters' rights as to less than all of the shares registered in such holder's name except where certain shares are beneficially owned by another person but registered in such holder's name. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to shares beneficially owned by another person, such shareholder must dissent with respect to all of such shares and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of shares of Common Stock who is not the record owner of such shares may assert dissenters' rights as to shares held on such person's behalf, provided that such beneficial owner submits a written consent of the record owner to the Company at or before the time such rights are asserted.

     A shareholder who elects to exercise dissenters' rights must send his or her written demand, before the taking of the vote on approval of the Purchase Agreement, to the Secretary of the Company at 7578 Market Place Drive, Eden Prairie, Minnesota, 55344. The written demand should specify the shareholder's name and mailing address, the number of shares owned and that the shareholder intends to demand the "fair value" of his or her shares.

     After approval of the Purchase Agreement by the shareholders at the Special Meeting, the Company will send a written notice to each shareholder who filed a written demand for dissenters' rights. The notice will contain the address to which the shareholder must send a demand for payment and the stock certificates in order to obtain payment and the date by which they must be received and other related information.

     In order to receive fair value for his or her shares, a dissenting shareholder must, within 30 days after the date the Company gives the notice described in the preceding paragraph, send his or her stock certificates, and all other information specified in the notice from the Company, to the address specified in the notice. A dissenting shareholder will retain all rights as a shareholder until the Effective Time. After a valid demand for payment and the related stock certificates and other information are received, or after the Effective Time, whichever is later, the Company will remit to each dissenting shareholder who has complied with statutory requirements the amount that the Company estimates to be the fair value of the dissenting shareholder's shares, with interest commencing five days after the Effective Time at a rate prescribed by statute. The Company will also send its closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the Effective Time, together with the latest available interim financial statements, an estimate of the fair value of the shareholder's shares and a brief description of the method used to reach the estimate, a brief description of the procedure to be followed if the dissenting shareholder decides to make a demand for a supplemental payment and copies of Sections 302A.471 and 302A.473 of the MBCA.

     If the dissenting shareholder believes that the amount remitted by the Company is less than the fair value of such holder's shares, plus interest, the shareholder may give written notice to the Company of such holder's own estimate of the fair value of the shares, plus interest, within 30 days after the mailing date of the remittance and demand payment of the difference. Such notice must be given at the executive offices of the Company at the address set forth above. A shareholder who fails to give such written notice within this time period is entitled only to the amount remitted by the Company.

     Within 60 days after receipt of a demand for supplemental payment, the Company must either (i) pay the shareholder the amount demanded or agreed to by the shareholder after discussion with the Company, or (ii) petition a court for the determination of the fair value of the shares, plus interest. The petition must name as parties all shareholders who have demanded supplemental payment and have not reached an agreement with the Company. The court, after determining that the shareholder or shareholders in question have complied with all statutory requirements, may use any valuation method or combination of methods it deems appropriate to use, whether or not used by the Company or the dissenting shareholder, and may appoint appraisers to recommend the amount of the fair value of the shares. The court's determination will be binding on all shareholders of the Company who properly exercised dissenters' rights and did not agree with the Company as to the fair value of the shares. Dissenting shareholders are entitled to judgment for the amount by which the court-determined fair value per share, plus interest, exceeds the amount per share, plus interest, remitted to the shareholders by the Company. The shareholders shall not be liable to the Company for any amounts paid by the Company which exceed the fair value of the shares as determined by the court, plus interest. The costs and expenses of such a proceeding, including the expenses and compensation of any appraisers, will be determined by the court and assessed against the Company, except that the court may, in its discretion, assess part or all of those costs and expenses against any shareholder whose action in demanding supplemental payment is found to be arbitrary, vexatious or not in good faith. The court may award fees and expenses to an attorney for the dissenting shareholders out of the amount, if any, awarded to such shareholders. Fees and expenses of experts or attorneys may also be assessed against any person who acted arbitrarily, vexatiously or not in good faith in bringing the proceeding.

     The Company may withhold the remittance of the estimated fair value, plus interest, for any shares owned by any person who was not a shareholder or who is dissenting on behalf of a person who was not a beneficial owner on December 30, 1999, the date on which the proposed Sale was first announced to the public (the "Public Announcement Date"). The Company will forward to any dissenting shareholder who has complied with all requirements in exercising dissenters' rights the notice and all other materials sent after shareholder approval of the Purchase Agreement to all shareholders who have properly exercised dissenters' rights, together with a statement of the reason for withholding the remittance and an offer to pay the dissenting shareholder the amount listed in the materials if the shareholder agrees to accept that amount in full satisfaction. The shareholder may decline this offer and demand payment by following the same procedure as that described for demand of supplemental payment by shareholders who owned their shares as of the Public Announcement Date. Any shareholder who did not own shares on the Public Announcement Date and who fails properly to demand payment will be entitled only to the amount offered by the Company. Upon proper demand by any shareholder, rules and procedures applicable in connection with receipt by the Company of the demand for supplemental payment given by a dissenting shareholder who owned shares on the Public Announcement Date will also apply to any shareholder properly giving a demand but who did not own shares of record or beneficially on the Public Announcement Date, except that any such shareholder is not entitled to receive any remittance from the Company until the fair value of the shares, plus interest, has been determined pursuant to such rules and procedures.

     Shareholders considering exercising dissenters' rights should bear in mind that the fair value that they might be entitled to receive under Sections 302A.471 and 302A.473 of the MBCA could be more than, the same as or, in certain circumstances, less than the pro rata portion of the consideration received by the Company pursuant to the Purchase Agreement that they would have received if they did not seek appraisal of their shares.

     Cash received pursuant to the exercise of dissenters' rights may be subject to federal or state income tax. ANY HOLDER WHO FAILS TO COMPLY FULLY WITH THE STATUTORY PROCEDURE SUMMARIZED ABOVE WILL FORFEIT HIS OR HER RIGHTS OF DISSENT. SEE ANNEX D.
    -------

Regulatory Approvals

     The Company believes that no regulatory approvals are or will be required in connection with the Sale.

                                PROPOSAL NO. 2
              ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION

     By action taken effective February 3, 2000, the Board of Directors approved an amendment to the Company's Articles of Incorporation (the "Amendment") that would increase the authorized capital stock of the Company to 18,500,000 shares from the 10,711,724 shares currently authorized, subject to approval by the shareholders at the Special Meeting.

     The Company is currently authorized to issue up to 10,711,724 shares of its capital stock. As of February 9, 2000, 1,018,157 of these shares were designated as preferred stock, and 5,469,682 shares of Common Stock were issued and outstanding. An additional 3,519,235 shares of Common Stock were issuable under the Company's 1989 Stock Option Plan and the Company's outstanding preferred stock and warrants. As of February 9, 2000, only 704,650 shares remained available for issuance under the Company's 1999 Stock Option Plan and other current and future obligations of the Company. Currently, the Company has in place agreements with BHT, Enterprise Solutions, Inc., and Lavenir pursuant to which the Company is obligated to issue an indeterminate number of shares of Common Stock. It is possible that the number of shares currently authorized but unissued would not permit the Company to meet its obligations to issue additional shares under these agreements.

     The Amendment would permit the Company to meet its obligations to issue shares under existing agreements. The Amendment would also give the Board the flexibility to declare stock dividends at such times as the Board may deem appropriate, make acquisitions using stock, raise equity capital or use the additional shares for other general corporate purposes.

     If the Amendment is approved, the Company will be authorized to issue an additional 7,788,276 shares to be available for issuance from time to time at the discretion of the Board without further action by the shareholders, except where shareholder approval is required by stock exchange requirements or to obtain favorable tax treatment for certain employee benefit plans. Unless otherwise designated by the Board, all of such shares will be Common Stock. The shares will be entitled to dividends if, when, and as declared by the Board. Each share of Common Stock will be entitled to one vote and there will be no cumulative voting of such shares. In the absence of an agreement of the Company to the contrary, no shares will have preemptive rights. The Board may designate some or all of the additional authorized shares as preferred stock. The terms of such preferred stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors without additional action on the part of the Company's shareholders.

     Although an increase in the authorized shares of capital stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), and the issuance of any additional stock is generally dilutive to existing shareholders, the Company is not proposing the increase in authorized shares in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management.

     The Board of Directors considers the Amendment to be in the best interests of the Company and its shareholders. Accordingly, in order to permit the Board to meet obligations under existing option agreements, warrants and other agreements obligating the company to issue Common Stock and to provide the company with additional flexibility with respect to its capital stock, the Board recommends that the shareholders approve the Amendment.

                 [Remainder of page intentionally left blank]

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's capital stock, as of February 9, 2000, by (1) each person known to the Company to be the beneficial owner of 5% or more of any class of the Company's voting securities, (2) each of the Company's directors,
(3) each of the Company's named executive officers and (4) the directors and executive officers of the Company as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally the voting and investment power of the securities. Shares of common stock or preferred stock issuable upon exercise or conversion of options, warrants, or other securities currently exercisable or exercisable within 60 days of the date of determination are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding those options, warrants, or other securities, but are not deemed to be outstanding for purposes of computing the percentage for any other person. Each person identified below has sole voting and investment power of all shares of common stock and preferred stock shown as beneficially owned by that person.

                                     Common Stock Beneficially                            Preferred Stock
                                               Owned                                    Beneficially Owned
                                    -----------------------------  -------------------------------------------------------------
                                                                     Number Of       Percentage      Number of     Percentage
                                                                     Shares Of      of Shares of     Shares of     of Shares
                                      Number of    Percentage        Series A         Series A        Series B     of Series B
Name And Address (1)                   Shares      of Shares          Stock            Stock           Stock         Stock
------------------------------      ------------  ---------------  -------------  ----------------  ------------  -------------
Trent Wong....................                --           --           --                  --           --             --
David H. McCaffrey (2)........           564,000          9.7%          --                  --           --             --
John E. Haugo (3).............            31,000            *           --                  --           --             --
James Watson..................                --           --           --                  --           --             --
Bill Howdon...................                --           --           --                  --           --             --
Donald Brattain...............                --           --        2,133                16.0%          --             --
Donald Fraser.................                --           --        5,333                40.0%          --             --
James Lehr....................                --           --        2,133                16.0%          --             --
Donald Hagen..................                --           --        1,067                 8.0%          --             --
Henry Mlekoday................                --           --           --                  --           --             --
Douglas Swanson...............                --           --        1,333                10.0%          --             --
Aaron Boxer Rev Trust
   u/a dtd 8/1/89.............                --           --           --                  --        3,446            5.1%
WCN/GAN Partners, Ltd.                   409,026          7.1%          --                  --           --             --
John M. Liviakis..............           753,000         13.5%          --                  --           --             --
Industricorp & Co. FBO........                --           --           --                  --        5,000            7.4%
   1561000091.................
John O. Hanson................                --           --           --                  --        6,150            9.2%
Crow 1999 CRUT................                --           --           --                  --        3,385            5.0%
Esquire Trade & Finance                       --           --           --                  --           --             --
   Inc........................
Austinvest Anstalt Balzers                    --           --           --                  --           --             --
Assanzon Capital
 Development
 Corporation .................                --           --           --                  --           --             --
Garros Ltd....................                --           --           --                  --           --             --
Nash, LLC.....................                --           --           --                  --           --             --
All officers and directors
   as a group (3 persons).....           669,000         11.4%          --                  --           --             --

                                                               Preferred Stock
                                                              Beneficially Owned
                                          -------------------------------------------------------
                                            Number of    Percentage     Number of    Percentage
                                             Shares of   of Shares of    Shares of   of Shares of
                                             Series D     Series D       Series E      Series E
                                              Stock        Stock          Stock        Stock
                                          ------------   ------------   ----------   ------------
Trent Wong...............................           --             --           --             --
David H. McCaffrey (2)...................           --             --           --             --
John E. Haugo (3)........................           --             --           --             --
James Watson.............................           --             --           --             --
Bill Howdon..............................           --             --           --             --
Donald Brattain..........................           --             --           --             --
Donald Fraser............................           --             --           --             --
James Lehr...............................           --             --           --             --
Donald Hagen.............................           --             --           --             --
Henry Mlekoday...........................           --             --           --             --
Douglas Swanson..........................           --             --           --             --
Aaron Boxer Rev Trust u/a dtd 8/1/89.....           --             --           --             --
WCN/GAN Partners, Ltd....................           --             --           --             --
John M. Liviakis.........................           --             --           --             --
Industricorp & Co. FBO
 1561000091..............................           --             --           --             --
John O. Hanson...........................           --             --           --             --
Crow 1999 CRUT...........................           --             --           --             --
Esquire Trade & Finance Inc..............          575           21.1%          --             --
Austinvest Anstalt Balzers...............          575           21.1%          --             --
Assanzon Capital Development Corporation.          500           18.3%          --             --
Garros Ltd...............................          350           12.8%          --             --
Nash, LLC................................           --             --        2,500           94.3%
All officers and directors
 as a group (3 persons) (4)..............           --             --           --             --

_________________
* Less than 1%.

(1) Unless otherwise indicated, the address of each of the above is c/o 7578 Market place Drive, Eden Prairie, Minnesota 55344.
(2) Includes 254,000 shares of common stock issuable to Mr. McCaffrey upon the exercise of outstanding options.
(3) Includes 15,000 shares of common stock issuable to Mr. Haugo upon the exercise of outstanding options.
(4) Includes 295,000 shares of common stock issuable to all officers and directors as a group upon the exercise of outstanding options.

                     COST AND METHOD OF PROXY SOLICITATION

     The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement, are being paid by the Company. Proxies are being solicited primarily by mail, but officers and other employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, facsimile or in person.

                          EXPENSES OF THE TRANSACTION

     The aggregate fees and expenses paid and estimated to be paid by the Company in connection with the Sale are as follows:



               Investment Banking Fee.........        27,000  (1)
               Legal and Accounting...........       170,000  (2)
               Printing and Distribution......        10,000
               SEC and Regulatory Filings.....         3,052
               Miscellaneous..................         4,948
                                                   ---------
                Total.........................     $ 215,000

_______________
(1) Including out-of-pocket expenses of Vernon Taylor III incurred in connection with his travel to Oslo, Norway, with Messrs. Watson and Howdon to meet with Tandberg's management. The fees and expenses of Messrs. Watson and Howdon will be paid by BHT.

(2) Estimated. The Company is obligated under the Purchase Agreement to pay the fees of counsel to BHT and the Series B Holders in addition to the fees of counsel to the Company.

                             INDEPENDENT ACCOUNTANTS

     Representatives of KPMG LLP, the Company's independent auditors, are expected to be present at the Special Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions from the shareholders.

                                  OTHER BUSINESS

     The Company is not aware of any other business which will come before the Special Meeting. If any other business should come before the Special Meeting, the persons named in the enclosed proxy will vote on it according to their best judgment.

                             SHAREHOLDER PROPOSALS

     The proxy rules of the SEC permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate to shareholder action, and are not properly omitted by company action in accordance with proxy rules. The Company does not intend to hold an annual meeting of shareholders for the year ending December 31, 1999. The Company's annual meeting of shareholders for the year ending December 31, 2000 is expected to be held on or about May 27, 2001, and the proxy materials in connection with that meeting are expected to be mailed on or about April 30, 2001. Shareholder proposals for that meeting must comply with the proxy rules and must be received by the Company on or before December 30, 2000. Shareholder proposals not presented in a timely manner for inclusion in the Company's proxy statement will be subject to the exercise of discretionary authority granted in proxies executed in connection with the 2001 annual meeting against such proposals unless such proposals are presented no later than March 16, 2001.

                      WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K and other information with the Securities and Exchange Commission (the "Commission"). You may read and copy any reports, statements or other information that the Company files at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Such filings are also available to the public from commercial document retrieval services. Copies of such material also can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, the
Company is required to file electronic versions of such material with the Commission through the Commission's Electronic Data and Gathering, Analysis and

Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Company's shares are quoted on the OTC Bulletin Board under the symbol "GLBM." The Commission allows us to "incorporate by reference" information into this Proxy Statement. This means that in lieu of providing certain information in this Proxy Statement, we have instead referred you to another document previously filed with the Commission containing such information. This Proxy Statement refers you in particular to the documents set forth below that we have previously filed with the Commission. These documents contain important information about the Company.

     Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, filed March 31, 1999
     Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999, filed
       May 17, 1999
     Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999, filed
       August 16, 1999
     Notice of Late Filing on Form 12B-25 of Quarterly Report on Form 10-QSB for
       the quarter ended September 30, 1999, filed  November 15, 1999
     Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999, filed November 22, 1999
     Current Report on Form 8-K filed on April 29, 1999
     Amendment No. 1 to Form 8K on Form 8K/A filed on June 28, 1999
     Amendment No. 2 to Form 8K on Form 8K/A filed on August 9, 1999
     Current Report on Form 8-K filed October 12, 1999

     The information incorporated by reference is deemed to be part of this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed modified, superseded or replaced for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified, superseded or replaced will not be deemed, except as so modified, superseded or replaced, to constitute a part of this Proxy Statement.

     The Company has supplied all information contained or incorporated by reference in this Proxy Statement relating to the Company. Documents that we refer to herein are available from us without charge, excluding all exhibits except for those, if any, that we have specifically referenced in this Proxy Statement. Shareholders may obtain such documents by requesting them in writing or by telephone at the following address:

               Global MAINTECH Corporation
               7578 Market Place Drive
               Eden Prairie, Minnesota 55344
               Attention:  Investor Relations
               (612) 944-0400
               Website: www.globalmt.com

     If you would like to request documents from us, please do so by March 28, 2000 to receive them before the Special Meeting.

     You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the matters brought before the Special Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 15, 2000. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than such date, and neither the mailing of the Proxy Statement to the shareholders nor the consummation of the Sale shall create any implication to the contrary.

                                    For the Board of Directors


                                    /s/ James Geiser
                                        Secretary

Eden Prairie, Minnesota
March 15, 2000

                                                                         Annex A

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-KSB


 ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   For the Fiscal Year Ended December 31, 1998

                         Commission File Number 0-14692

                           Global MAINTECH Corporation

           Minnesota                                     41-1523657
     State of Incorporation                   I.R.S. Employer Identification No.

                             7578 Market Place Drive
                             Eden Prairie, MN 55344,
                                 (612) 944-0400

Securities registered under Section 12(b) of the Exchange Act:  None

Securities registered under Section 12(g) of the Exchange Act:  Common Stock, no par value

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                               Yes _X_   No ___

Check if disclosure of delinquent filers in response to Item 405 of Regulations S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.
                                      [x]

The Company's revenues for the Fiscal Year Ended December 31, 1998 totaled $6,209,000.

The aggregate market value of voting stock held by non-affiliates of the registrant as of March 5, 1999 was approximately $29,681,000 based upon the closing bid price on the OTC Bulletin Board on that date. The number of shares of the Company's no par value common stock outstanding as of March 5, 1999 was 18,409,397.

Transitional Small Business Disclosure Format (Check One):

                                 Yes ___  No _X_



                       DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Company's Proxy Statement for the Annual Meeting of Shareholders for the year ended December 31, 1998 are incorporated by reference in part III



Copies of the Company's Forms 10-KSB, as filed with the Securities and Exchange Commission, may be obtained free of charge from James Geiser at the Company, 7578 Market Place Drive, Eden Prairie, Minnesota 55344, phone 612-944-0400

                         SAFE HARBOR STATEMENT UNDER THE
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        This Annual Report on Form 10-KSB contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties that may cause the Company's actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to, the uncertainty in the Company's ability to continue to operate profitably in the future; failure of the Company to meet its future additional capital requirements; loss of key personnel; failure of the Company to respond to evolving industry standards and technological changes; inability of the Company to compete in the industry in which it operates; failure of the Company to successfully integrate the operations of newly acquired businesses; lack of market acceptance of the Company's products, including products under development; failure of the Company to secure adequate protection for the Company's intellectual property rights; and the Company's exposure to product liability claims. The forward-looking statements are qualified in their entirety by the cautions and risk factors set forth in Exhibit 99, under the caption "Cautionary Statement," to this Annual Report on Form 10-KSB for the year ended December 31, 1998.


                                     PART I
                                     ------

Item 1.  Description of Business.

General

    The Company, through its wholly owned subsidiaries Global MAINTECH, Inc. and SinglePoint Systems, Inc., designs, develops and markets a computer system, consisting of hardware and software, which monitors and controls diverse computers in a data center from a single, master console. The Virtual Command Center ("VCC" or "VCC Unit") can simultaneously manage mainframes, mid-range computers (e.g., UNIX, Microsoft and Windows NT platforms) and networks. The VCC is designed to perform three primary functions: (a) consolidate consoles (computer terminal with access to the internal operation of a computer) into one monitor, a "virtual console" or single point of control: (b) monitor and control the computers connected to the virtual console; and (c) automate most, if not all, of the routine processes performed by computer platforms and operating systems. It is an external system that monitors and controls the subject mainframe and other data center computers from a workstation-quality reduced instruction set computer ("RISC") which is housed separately from the computers it controls. VCC users are able to reduce staffing levels, consolidate all data center operations and technical support functions to a single location regardless of the physical location of the data center(s) and achieve improved levels of operational control and system availability.

    In 1995, the Company installed it first three VCC Units in the data centers of a large industrial and financial company. In 1996, the Company sold or leased seven additional VCC Units and added two new customers. As of December 31, 1997, the Company had sold or leased a cumulative total of twenty-one VCC Units to a total of eight customers. As of December 31, 1998, the Company had sold or leased a cumulative total of 38 VCC Units to a total of 14 customers. The Company's customers include: General Electric Capital Corporation, Burlington Northern Santa Fe Railroad, Storage Technology Corporation, Systems Management Specialists, Inc., Ferntree Computer Corp. (Australia), SAP America, Inc., Deluxe Corporation, Bank One Services Corp., BMC Software, Frontier Information Technologies, Inc., Merrill Lynch & Co. Inc., Southern California Gas Company, Alltel Information Services, Spiegel Inc. and Minnesota Mining and Manufacturing Company. Our existing customers are not required to buy additional hardware products or to renew their software license and maintenance agreements with us when such licenses and agreements expire. Therefore, a significant portion of our revenue is derived from non-recurring revenue sources.

    In an effort to enhance its revenue base, the Company purchased two new product lines during 1998. Effective November 1, 1998, the Company purchased substantially all of the assets of Enterprise Solutions, Inc., an Ohio corporation ("ESI"). As a result of this acquisition, the Company obtained software products that notify the proper person(s) by telephone, pager or the internet of critical data center events-event notification software and a consulting business that focuses on solving systems management problems in data centers. On February 28, 1998, the Company licensed certain software and purchased certain assets relating to the system software business of Infinite Graphics Incorporated, a Minnesota corporation ("IGI"). The Company will use such software and assets to design, assemble and market computer-aided design and manufacturing software systems that operate on a variety of mid-range and personal computer platforms.

Systems Management Software

    The VCC competes with internal monitoring software, which monitors certain pieces of hardware and software applications in the computer in which such internal software is installed, sold by other companies. Annual sales of systems-management software were estimated to be $6.8 billion as of November 1996. It is believed this market will grow to almost $10 billion by 2000, which would represent a compound annual growth rate of approximately 30%.

    The Company believes the VCC also is well suited for use in enterprise computing applications. Enterprise computing is the term associated with the hardware and software which enables computer that contain different processors to be linked together. The VCC has its own proprietary software and hardware which allow it to form an enterprise computing management system. The VCC can be used to monitor and control desktop servers, mid-range servers and mainframes. Sales of all UNIX-based enterprise computing applications in 1997 were approximately $33 billion.

    The Company is engaged primarily in the business of manufacturing and selling VCC Units. This line of business generated all of the Company's revenue in 1996 and 1997, and the majority of revenue for the year ended December 31, 1998.

    The Company was incorporated under the laws of the State of Minnesota in 1985 under the name Computer Aided Time Share, Inc. In 1995, the Company changed its name to Global MAINTECH Corporation. As of December 31, 1998, the Company had no employees and its operating subsidiaries, Global MAINTECH, Inc. and SinglePoint Systems, Inc. had 69 and 18 employees, respectively.

    See also "Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments."

Item 2.  Description of Property.

        The Company's headquarters is located at 7578 Market Place Drive, Eden Prairie, MN 55344. The lease for this location, 17,369 square feet, terminates on September 30, 2001. In May 1998 the Company entered into a three year office lease for 1,012 square feet located at 19700 Fairchild Road, Suite 320, Irvine, CA 92612 to conduct sales and technical development. In conjunction with an asset purchase the Company acquired two office leases at 4020 Moore Ave., Suite 115, San Jose, CA 95117 with 2,062 square feet and 6059 Frantz Road, Suite 101, Dublin, OH 43017 with 1,152 square feet. These leases provide for monthly payments through October 31, 2002 of $4,846 and December 14, 2000 of $1,200, respectively and are used as sales and technical development offices. The Company is responsible for utilities, insurance, and other operating expenses at all locations.

Item 3.  Legal Proceedings.

        None.

Item 4.  Submission of Matters to a Vote of Security Holders.

        There were no matters submitted to a vote of the Company's shareholders during the quarter ended December 31, 1998.

                                     PART II
                                     -------

Item 5.  Market for Common Equity and Related Stockholder Matters.

General.

        The Company's common stock trades on the OTC Bulletin Board under the symbol "GLBM".

        The following are the high and low bid quotations for the Company's common stock as reported on the OTC Bulletin Board during each quarter of the fiscal years ended December 31, 1998 and 1997. These quotations represent prices quoted between dealers, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

                               Year Ended December 31, 1998
                                                     Common Stock
                                  Quarter            High      Low
                                  ---------------------------------
                                  First            $ 2.75  $  1.88
                                  Second             2.75     1.94
                                  Third              2.34     1.13
                                  Fourth             1.69     1.06


                               Year Ended December 31, 1997
                                                     Common Stock
                                  Quarter            High      Low
                                  ---------------------------------
                                  First            $ 2.56  $  1.44
                                  Second             2.75     1.50
                                  Third              2.38     1.69
                                  Fourth             2.88     1.94

        As of March 5, 1999, the Company had approximately 3,100 shareholders of record. The Company has not paid cash dividends on its common stock and does not anticipate paying cash dividends in the foreseeable future.

Sales of Unregistered Securities.

        Offering of Series B Preferred Stock and Warrants. From late August 1998 until December 31, 1998, the Company offered up to 615,385 units for sale in a private placement of securities of which 335,961 units were sold to accredited investors. Each unit consisted of one share of Series B Preferred Stock and one Warrant to purchase shares of Common Stock. The purchase price per unit was $6.50. The securities were offered under Rule 506 of Regulation D of the Securities Act.

        Each share of Series B Preferred Stock entitles the holder thereof to receive an annual dividend equal to $0.52. Until February 15, 1999, each share of Series B Preferred Stock is convertible into that number of shares of Common Stock equal to the per unit purchase price divided by $3.25, subject to certain adjustments. Thereafter, each share of Series B Preferred Stock is convertible into that number of shares of Common Stock equal to the per unit purchase price divided by 80% of the average closing bid price of the Common Stock for the 20 consecutive trading days prior to the conversion date, subject to certain adjustments; provided, however, that such average price may not be greater than $2.50 nor less than $0.75. All outstanding shares of Series B Preferred Stock will be automatically converted into Common Stock on September 23, 2001 if the Company has registered such common shares under the Securities Act and the Common Stock is traded on Nasdaq.

        Each Warrant is a five-year callable warrant to purchase Common Stock at $3.25 per share. The number of shares of Common Stock for which the Warrant in each unit will be exercisable will equal the number of shares of Common Stock into which the associated share of Series B Preferred Stock contained in the unit will have been converted. The Warrants are callable by the Company provided the Common Stock has not traded below $4.375 for 20 consecutive trading days prior to the call exercise date, the underlying shares are registered under the Securities Act and the Common Stock is traded on Nasdaq.

        In connection with the offering of the Series B Preferred Stock and Warrants described above, the Company agreed to use its best efforts to register the shares of Common Stock underlying the Series B Preferred Stock and the Warrants and to pay a penalty if such registration was not effective by February 28, 1999. The registration statement for such Common Stock was not effective by February 28,1999, and as of the date of this report is still not effective. As a result, the Company is paying a penalty to the investors in the offering equal to 1% of the purchase price of the units for each of the first two 30-day periods following February 28, 1999 and 3% for every 30-day period thereafter until the registration statement has been declared effective.

        The Company issued 335,961 of such units for total gross proceeds of $2,183,747. The Company paid Miller, Johnson & Kuehn $126,687 in placement agent commissions and $23,302 for accountable expenses, including legal fees, incurred in connection with the offering.

        Unregistered Issuance in Connection with Asset Purchase from Asset Sentinel, Inc. The Company, through its wholly owned subsidiary Global MAINTECH, Inc. ("GMI"), purchased substantially all the assets of Asset Sentinel, Inc., a Minnesota corporation ("ASI"), pursuant to an Asset Purchase Agreement effective as of October 1, 1998 by and among the Company, GMI and ASI.

        The Company purchased ASI's computer software products, and the trademarks and copyrights related thereto, and assumed no liabilities of ASI. The primary assets acquired by the Company were a suite of software products, including CERBERUS, CAD/COM 4.0 and SentinelSwitch, which provide updated mapping of network, cable and telephone lines in buildings and computer centers. The acquired software may be offered by the Company to customers as an additional component of the Company's base VCC unit or as a stand-alone product.

        The purchase price was paid as follows: $279,320 was paid by the cancellation of a note receivable from ASI and the remainder was paid by a note payable to ASI in the amount of $145,680 due within six months of the closing date (for a total of $425,000). The note payable was issued pursuant to Section 4(2) of the Securities Act.

        The purchase price of the assets is subject to adjustment depending on the sales generated by the Company using the purchased assets during the 18-month period following the closing of the transaction. The adjustment to the purchase price, if any, will equal Sales (as defined below) multiplied by 2.2; provided, however, that the amount of such adjustment shall not exceed $2,200,000. "Sales" means the greater of (a) the annualized sales generated by the Company using the purchased assets during the 18-month period following the closing or (b) the sales generated by the Company using the purchased assets during the 12-month period from April 1, 1999 through March 31, 2000. The payment of the adjustment, if any, by GMI shall be in cash or Common Stock at the discretion of GMI. Any shares of Common Stock issued in connection with the adjustment will be issued pursuant to Section 4(2) of the Securities Act.

        Unregistered Issuance in Connection with Asset Purchase from Enterprise Systems, Inc. The Company, through its wholly owned subsidiary Singlepoint Systems, Inc. ("SSI"), purchased substantially all of the assets of Enterprise Solutions, Inc., an Ohio corporation ("ESI"), pursuant to an Asset Purchase Agreement effective as of November 1, 1998 (the "Purchase Agreement") by and among the Company, GMI, SSI and ESI.

        In addition to purchasing substantially all of the assets of ESI (including rights under and to ESI's computer software products, the trademarks and copyrights related thereto, ESI's ongoing leases, contracts and certain office equipment), the Company assumed certain liabilities of ESI. The primary assets acquired by the Company were a suite of software products, including AlarmPoint and PhonePoint, which provide intelligent software linked to telephones, pagers and the Internet for notification of critical events. This software is linked to other systems management tools and delivers timely and critical information to the proper person(s) for problem resolution. The acquired software will be offered by the Company to customers as an additional component of the Company's base VCC unit. The Company also obtained ESI's short-term consulting business, which assists companies to optimize their existing systems management and network management tools. The Company expects that this consulting business will generate sales of newly acquired software and of VCC units.

        The purchase price was paid as follows: $200,000 was paid in cash to ESI; options to purchase a maximum of 1,700,000 shares of Common Stock or a minimum of 400,000 shares of Common Stock, subject to earnings events over the 18 months following the closing, were issued to the shareholders of ESI (the "Shareholder Options"); and options to purchase a maximum of 80,000 shares of Common Stock were issued to the employees of ESI (the "Employee Options"). All such options have an exercise price equal to $1.25 and expire on December 9, 2003.

        The purchase price of the assets is subject to adjustment depending on the after-tax earnings generated by the Company using the purchased assets during the 18-month period following the closing of the transaction ("Adjusted Earnings"). In the event the Adjusted Earnings are less than certain amounts set forth in the Purchase Agreement, the number of shares that may be purchased under the Shareholder Options may be reduced by up to 1,300,000 shares. Conversely, the Company will pay ESI the excess, if any, of the Earn-out Amount (as defined below) over the Option Value (as defined below). "Earn-out Amount" means the greater of (a) 18 times the sum of the Adjusted Earnings for the first, second, third and tenth through eighteenth months following the acquisition or (b) 16 times the sum of the Adjusted Earnings for the seventh month through the eighteenth month following the acquisition. "Option Value" means $200,000 plus the product of the number of shares subject to the Shareholder Options (after any adjustments as described above) multiplied by the spread between the exercise price thereof and the average daily closing price of the Company's Common Stock during the month immediately preceding the last month of the Earn Out Period. Notwithstanding the foregoing, in the event the Earn-out Amount minus the Option Value is less than $5,000,000, the Company, at its option, will either pay the difference to ESI or return the purchased assets (and related liabilities) to ESI as of the end of the Earn-out period. In the event such assets are returned to ESI, the Shareholder Options and the Employee Options will be canceled.

        All securities issued in connection with this transaction were issued under Section 4(2) of the Securities Act.

Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations.

Results of Operations

    The consolidated financial statements that accompany this discussion show the operating results of the Company for the years ended December 31, 1998 and 1997. These results include the operations of Global MAINTECH, Inc. and its wholly owned subsidiaries.

    Net sales for the year ended December 31, 1998 were approximately $6,209,000 compared to net sales of $3,003,000 in the year ended December 31, 1997. Sales of the Virtual Command Center or VCC and other systems were approximately $4,246,000 in 1998 compared to approximately $2,138,000 in 1997. Maintenance fees were approximately $948,000 in 1998 on previously sold systems and consulting fees were approximately $704,000. Maintenance and consulting fees in 1997 were approximately $702,000 and $132,000, respectively. During 1998 the Company also recorded approximately $312,000 of revenue primarily relating to the sale of computer parts compared to $30,000 from such sales in 1997. These revenue activities reflect the installation of a cumulative total of 38 VCC units with 14 customers compared to a cumulative total of 21 VCC units with eight customers as of December 31, 1997, and the sale of system software to numerous other customers. The gross margin on sales was approximately 63% in 1998 compared to 75% in 1997. The decrease in gross margin in 1998 is primarily related to the approximate $687,000 increase in amortization of capitalized software costs.

    Selling, general and administrative costs for the year ended December 31, 1998 were approximately $4,414,000 compared to approximately $1,649,000 for the same period in the prior year. This $2,765,000 increase is related to a $1,187,000 increase in salary expense which reflects an increase in paid employees which grew during the year from 26 to 87. In addition, the Company increased the allowance for doubtful accounts $300,000 during 1998. Advertising, travel and entertainment costs increased $150,000 and $245,000, respectively, in the year ended 1998 versus 1997. This reflects the increased activities in the business: marketing and travel expenses are directly related to increased selling activities. Professional and technical costs, depreciation expense, rent, and utilities costs increased approximately $94,000, $434,000, $152,000 and $119,000, respectively. These increases are all primarily related to increased business activities of the Company. Professional and technical expenses which include legal, accounting and investor relations expenses increased due to additional business activity during 1998 (see--Recent Developments). Depreciation, rent and utilities expenses increased as a function of the increase in equipment purchases and space for new employees. Research and development expenses in 1998 and 1997 relate to the ongoing maintenance of existing software and are comprised of salaries, consulting fees for technical expertise, and recruiting expenses.

    Non-operating expenses in the year ended December 31, 1998 consisted of interest expense, interest income and amortization of deferred debt issue costs indicated as "Other". The increased interest expense is substantially due to the cost of the $2,000,000 of subordinated debt issued by the Company on June 19, 1997. Interest income in 1998 is primarily due to lease income where the Company has acted as lessor of its VCC systems. In 1997 interest income was primarily the result of short-term investments of excess cash. Amortization ($44,294 annually on a straight-line basis over five years) of deferred debt issue costs of $225,223 relates to the issuance of $2,000,000 of subordinated debt.

Liquidity and Capital Resources

    As of December 31, 1998, the Company had positive working capital of approximately $2,068,000 compared to approximately $2,884,000 as of December 31, 1997. The decrease in positive working capital as of December 31, 1998 is primarily due to the net loss.


    Net cash used in operating activities for the year ended December 31, 1998 was approximately $1,283,000 compared to approximately $302,000 used by such activities in the year ended December 31, 1997. During the year ended December 31, 1998 operating funds of approximately $92,000 were used by net loss prior to depreciation/amortization and allowance for doubtful accounts. Operating funds were also used for assets including inventory, accounts receivable and prepaid expenses of approximately $718,000. Increases in short-term liabilities provided cash of approximately $780,000.

    Cash used for investing activities in the year ended December 31, 1998 of approximately $3,603,000 reflects investments of approximately $2,052,000 in capitalized computer software development costs, which represent costs incurred after technological feasibility has been established in connection with the development of enhancements to one or more particular software programs, and approximately $1,277,000 in purchases of companies and purchases of software. Additionally, the Company invested approximately $1,076,000 of property and equipment. Cash was provided by the sale of sales-type leases 737,000 and the collection of a note receivable. In 1997 the Company invested approximately $782,000 in capitalized computer software development costs, $942,000 in both sales-type and operating leases of the Company's equipment, $109,000 in purchased technology and patent costs, $75,000 in notes receivable and purchased $362,000 of property and equipment.

    Net cash of approximately $3,822,000 was provided by financing activities in the year ended December 31, 1998. This is the result of net proceeds from the issuance of Common Stock of approximately $1,489,000 primarily through two separate private placements at per share prices of $1.90 and $1.50, the issuance of Series B Preferred Stock of $2,184,000 and the issuance of short-term notes payable, $250,000 of which are secured by accounts receivable. These proceeds were partially offset by current maturity over the next twelve months of $100,000 related to the $2,000,000 of subordinated notes payable issued in 1997. In the year ended December 31, 1997 cash was provided by the issuance of Common Stock of $2,768,000, the issuance of $2,000,000 of subordinated notes payable and the collection of a $30,000 note receivable. These proceeds in 1997 were offset by decreases in short-term notes payable of approximately $320,000 and the disbursement of $212,000 for deferred debt costs related to the issuance of $2,000,000 of subordinated notes payable.

    Presently, the Company believes it has sufficient working capital to pay its current liabilities. In addition to the proceeds received from the issuance of debt and equity discussed above, the Company believes its working capital will improve as the Company's profitability improves. This depends on the Company's ability to collect its accounts receivable and to make sales sufficient to realize the full value of its current inventory. Since the Company has recently achieved gross margins of approximately 63% on its sales, management believes the Company's financial health will improve as additional sales are realized. To that end, the Company has continued to purchase additional inventory in anticipation of additional sales. Nevertheless, the Company can provide no assurance as to its future profitability and access to the capital markets.

        During the year ended December 31, 1998, the Company's liquidity was reduced through its investment in current assets and its capital resources were used to make investments in long-term assets. For the last three months the Company has been negotiating with Mezzanine Capital to allow availability of a working capital line of credit of approximately $1,000,000 as such working capital line is allowed according to the terms of the loan and security agreement dated June 19, 1997, which was executed in connection with the issuance of $2,000,000 of Subordinated debt. As of the date of this report the Company has a commitment from another lender to provide this working capital line secured by accounts receivable. The Company's operating plan for the year ending December 31, 1999 anticipates a substantial increase in sales over the year ended December 31, 1998 with a commensurate increase in earnings. The projected increase in sales is based on an increase in sales of the Company's traditional products and an increase in sales resulting from the Company's acquisitions during 1998. As a result this operating plan projects an increase in liquidity from sales and earnings and from access to capital markets to exceed the Company's anticipated investment in long-term assets. While the Company believes in the viability of its operating plan and currently anticipates that it will continue to have access to capital markets, there can be no assurances to that effect.

Year 2000 Issue

    Background. Many currently installed computer systems and software are coded to accept only two-digit entries in the date code fields. These date code fields will need to accept four-digit entries to distinguish 21st century dates from 20th century dates. This problem could result in system failures or miscalculations causing disruptions of business operations (including, among other things, a temporary inability to process transactions, send invoices or engage in other similar business activities). As a result, many companies' computer systems and software will need to be upgraded or replaced in order to comply with year 2000 requirements. The potential global impact of the year 2000 problem is not known, and, if not corrected in a timely manner, could affect the Company and the U.S. and world economy generally.

    State of Readiness. The Company has analyzed the potential effect of the year 2000 issue on both the system software included in the Company's products and its internal systems (e.g., word processing and billing software), including its information technology ("IT") and non-IT systems (which systems contain embedded technology in manufacturing or process control equipment containing microprocessors or other similar circuitry). The Company's year 2000 compliance program includes the following phases: identifying systems that need to be modified or replaced; carrying out remediation work to modify existing systems or convert to new systems; and conducting validation testing of systems and applications to ensure compliance. The Company is currently in the remediation phase of this program with respect to software purchased or licensed from software vendors by the Company and used internally and has completed the validation phase of this program with respect to its own products.

    The amount of remediation work required to address year 2000 problems is not expected to be extensive. The Company has tested all of the system software included in its products and determined that it is year 2000 compliant. In addition, the Company has requested and received documentation from vendors supplying software for its primary business applications addressing year 2000 compliance. In all cases, vendors' responses indicated that their applications were either currently year 2000 compliant or that they would be compliant by the end of 1998. Therefore, the Company will be required to modify some of its existing software applications in order for its internal computer systems to function properly in the year 2000 and thereafter. The Company estimates that it will complete its year 2000 compliance program for all of its significant internal systems no later than July 1, 1999. The Company also has had informal discussions with its major suppliers and customers regarding their efforts to address the year 2000 problem. These actions are intended to help mitigate the possible external impact of the year 2000 problem. However, it is impossible to fully assess the potential consequences in the event service interruptions from suppliers occur or in the event that there are disruptions in such infrastructure areas as utilities, communications, transportation, banking and government.

    Costs. Because essentially all of the Company's products and internal systems were created in the last few years, such products and internal systems were designed to avoid the year 2000 problem. As a result, the total cost for resolving the Company's year 2000 issues is expected to be less than $10,000, a negligible amount of which has been spent through December 31, 1998. The total cost estimate includes the cost of replacing or upgrading non-compliant systems that were otherwise planned (but perhaps accelerated due to the year 2000 issue) or which have significant improvements and benefits unrelated to year 2000 issues. Estimates of year 2000 costs are based on numerous assumptions, and there can be no assurance that the estimates are correct or that actual costs will not be materially greater than anticipated.

    Contingency. The Company has not yet developed a contingency plan to provide for continuity of processing in the event of various problem scenarios, but it will assess the need to develop such a plan based on the outcome of the validation phase of all of its systems and any additional results from surveys of its major suppliers and customers with respect to their year 2000 compliance.

    Risk. Based on its assessments to date, the Company believes it will not experience any material disruption as a result of year 2000 problems with respect to its products and the third-party systems it uses for its internal functions, and, in any event, the Company does not anticipate the year 2000 issues it will encounter will be significantly different than those encountered by other computer hardware and software manufacturers, including its competitors. For example, if certain critical third-party providers, such as those providers supplying electricity, water or telephone service, experience difficulties resulting in disruption of service to the Company, a shutdown of the Company's operations at individual facilities could occur for the duration of the disruption. Assuming no major disruption in service from utility companies or other critical third-party providers, the Company believes that it will be able to manage its total year 2000 transition without any material effect on the Company's results of operations or financial condition.

Recent Developments

Offering of Series B Preferred Stock and Warrants

        From late August 1998 until December 31, 1998, the Company offered up to 615,385 units for sale in a private placement of securities of which 335,961 units were sold. Each unit consisted of one share of Series B Preferred Stock and one Warrant to purchase shares of Common Stock. The purchase price per unit was $6.50.

        Each share of Series B Preferred Stock entitles the holder thereof to receive an annual dividend equal to $0.52. Until February 15, 1999, each share of Series B Preferred Stock is convertible into that number of shares of Common Stock equal to the per unit purchase price divided by $3.25, subject to certain adjustments. Thereafter, each share of Series B Preferred Stock is convertible into that number of shares of Common Stock equal to the per unit purchase price divided by 80% of the average closing bid price of the Common Stock for the 20 consecutive trading days prior to the conversion date, subject to certain adjustments; provided, however, that such average price may not be greater than $2.50 nor less than $0.75. All outstanding shares of Series B Preferred Stock will be automatically converted into Common Stock on September 23, 2001 if the Company has registered such common shares under the Securities Act and the Common Stock is traded on the Nasdaq.

        Each Warrant expires in five years, and is callable by the Company and entitles its holder to purchase Common Stock at $3.25 per share. The number of shares of Common Stock for which the Warrant in each unit will be exercisable will equal the number of shares of Common Stock into which the associated share of Series B Preferred Stock contained in the unit will have been converted. The Warrants are callable by the Company provided the Common Stock has not traded below $4.375 for 20 consecutive trading days prior to the call exercise date, the underlying shares are registered under the Securities Act and the Common Stock is traded on the Nasdaq.

        In connection with the offering of the Series B Preferred Stock and Warrants described above, the Company agreed to use its best efforts to register the shares of Common Stock underlying the Series B Preferred Stock and the Warrants and to pay a penalty if such registration was not effective by February 28, 1999. The registration statement for such Common Stock was not effective by February 28,1999, and as of the date of this report is still not effective. As a result, the Company is paying a penalty to the investors in the offering equal to 1% of the purchase price of the units for each of the first two 30-day periods following February 28, 1999 and 3% for every 30-day period thereafter until the registration statement has been declared effective.

        The Company issued 335,961 of such units for total gross proceeds of $2,183,747. The Company paid Miller, Johnson & Kuehn $126,687 in placement agent commissions and $23,302 for accountable expenses, including legal fees, incurred in connection with the offering.

Asset Purchase from Asset Sentinel, Inc.

        The Company, through its wholly owned subsidiary Global MAINTECH, Inc. ("GMI"), purchased substantially all the assets of Asset Sentinel, Inc., a Minnesota corporation ("ASI"), pursuant to an Asset Purchase Agreement effective as of October 1, 1998 by and among the Company, GMI and ASI. Immediately prior to the acquisition, ASI was a start-up company engaged in the development of a network and electrical line mapping software suite of products.

        The Company purchased no assets other than the rights under and to ASI's computer software products and the trademarks and copyrights related thereto, and assumed no liabilities of ASI. The primary assets acquired by the Company were a suite of software products, including CERBERUS, CAD/COM 4.0 and SentinelSwitch, which provide updated mapping of network, cable and telephone lines in buildings and computer centers. The acquired software may be offered by the Company to customers as an additional component of the Company's base VCC unit or as a stand-alone product.

        The transaction was treated as an asset purchase for accounting purposes. The purchase price of $425,000 was delivered as follows: $279,320 was paid by the cancellation of a note receivable from ASI and the remainder was paid by a note payable to ASI in the amount of $145,680 due within six months of the closing date.

        The purchase price of the assets is subject to adjustment depending on the sales generated by the Company using the purchased assets during the 18-month period following the closing of the transaction. The adjustment to the purchase price, if any, will equal Sales (as defined below) multiplied by 2.2; provided, however, that the amount of such adjustment shall not exceed $2,200,000. "Sales" means the greater of (a) the annualized sales generated by the Company using the purchased assets during the 18-month period following the closing or (b) the sales generated by the Company using the purchased assets during the 12-month period from April 1,1999 through March 31, 2000. The payment of the adjustment, if any, by GMI shall be in cash or Common Stock at the discretion of GMI.

Asset Purchase from Enterprise Systems, Inc.

        The Company, through its wholly owned subsidiary Singlepoint Systems, Inc. ("SSI"), purchased substantially all the assets of Enterprise Solutions, Inc., an Ohio corporation ("ESI"), pursuant to an Asset Purchase Agreement effective as of November 1, 1998 (the "Purchase Agreement") by and among the Company, GMI, SSI and ESI. Immediately prior to the acquisition, ESI was a market leader in critical event notification software for data center management, and provided engineering/project management consulting to implement enterprise automation tools in small, medium and large data centers.

        In addition to purchasing substantially all of the assets of ESI, the Company assumed certain liabilities of ESI, including rights under and to ESI's computer software products, the trademarks and copyrights related thereto, ESI's ongoing leases, contracts and certain office equipment. The primary assets acquired by the Company were a suite of software products, including AlarmPoint and PhonePoint, which provide intelligent software linked to telephones, pagers and the Internet for notification of critical events. This software is linked to other systems management tools and delivers timely and critical information to the proper person(s) for problem resolution. The acquired software will be offered by the Company to customers as an additional component of the Company's base VCC unit. The Company also obtained ESI's short-term consulting business, which assists companies to optimize their existing systems management and network management tools. The Company expects that this consulting business will generate sales of newly acquired software and of VCC units.

        The transaction was treated as an asset purchase for accounting purposes. The purchase price was delivered as follows: $200,000 was paid in cash to ESI; options to purchase a maximum total of 1,700,000 shares of Common Stock or a minimum of 400,000 shares subject to earnings events over the next 18 months were issued to the shareholders of ESI (the "Shareholder Options"); and options to purchase a maximum total of 80,000 shares of Common Stock were issued to the employees of ESI (the "Employee Options"). All such options have an exercise price equal to $1.25 and expire on December 9, 2003.

        The purchase price of the assets is subject to adjustment depending on the after-tax earnings generated by the Company using the purchased assets during the 18-month period following the closing of the transaction ("Adjusted Earnings"). In the event the Adjusted Earnings are less than certain amounts set forth in the Purchase Agreement, the number of shares that may be purchased under the Shareholder Options may be reduced by up to 1,300,000 shares. Conversely, the Company will pay ESI the excess, if any, of the Earn-out Amount (as defined below) over the Option Value (as defined below). "Earn-out Amount" means the greater of (a) 18 times the sum of the Adjusted Earnings for the first, second, third and tenth through eighteenth months following the acquisition or (b) 16 times the sum of the Adjusted Earnings for the seventh month through the eighteenth month following the acquisition. "Option Value" means $200,000 plus the product of the number of shares subject to the Shareholder Options (after any adjustments as described above) multiplied by the spread between the exercise price thereof and the average daily closing price of the Company's Common Stock during the month immediately preceding the last month of the Earn Out Period. Notwithstanding the foregoing, in the event the Earn-out Amount minus the Option Value is less than $5,000,000, the Company, at its option, will either pay the difference to ESI or return the purchased assets (and related liabilities) to ESI as of the end of the Earn-out period. In the event such assets are returned to ESI, the Shareholder Options and the Employee Options will be canceled.

Issuance of Promissory Note and Warrants

        On February 23, 1999, the Company received a loan in the amount of $500,000 from five partners in the investment firm of Andersen, Weinroth & Co. In exchange for the loan, the Company issued a promissory note in the amount of $500,000 and Warrants to purchase up to 400,000 shares of Common Stock.

        The promissory note bears interest at an annual rate of 10% payable on April 30, 1999, and upon repayment of the balance due under the note on its maturity date of July 31, 1999. To secure payment under the promissory note, the Company granted the investors in the offering a security interest on both its current assets and its noncurrent assets. Holders of the Warrants may exercise them by paying the exercise price in cash or by converting the Warrants under a cashless exercise option. Holders of the Warrants also have the right to "demand" and "piggyback" registration rights under certain circumstances. The Warrants are exercisable at $1.08 per share, subject to adjustment. Warrants with respect to 133,800 shares are callable by the Company upon the occurrence of certain conditions set forth in the Warrants. Warrants with respect to the remaining 266,200 shares are noncallable.

Acquisition of Breece Hill Technologies, Inc.

        On March 5, 1999, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with GMI, BHT Acquisition, Inc. (a new subsidiary of GMI created solely for purposes of the merger and referred to herein as "Merger Subsidiary") and Breece Hill Technologies, Inc. ("BHT"). Under the terms of the Merger Agreement, shortly after approval of the merger by the stockholders of BHT, and the satisfaction or waiver of the terms and conditions contained in the Merger Agreement (which is expected to occur in April 1999), the merger subsidiary will merge with and into BHT, BHT, as the surviving corporation (the "Surviving Corporation"), will become a subsidiary of GMI and the Board of Directors of the Surviving Corporation will be comprised of the directors of Merger Subsidiary and the officers of the Surviving Corporation will be the officers of the Company.

        In exchange for all of the outstanding shares of BHT common and preferred stock, the Company will deliver one or more warrants to purchase 4,500,000 shares of Common Stock (subject to adjustment) and may also be required to deliver, one year after the Closing Date, Common Stock and cash under the Earn Out Provisions of the Merger Agreement. In connection with the merger, the Company and GMI also will guarantee up to $3,800,000 of outstanding debt of BHT.

Options and Warrants of BHT. At or prior to the Effective Time (when the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at another time specified in the Certificate of Merger), each outstanding option to purchase the common stock of BHT will be canceled and replaced with warrants (a "Replacement Warrant") to purchase Common Stock of the Company. The number of shares subject to such Replacement Warrants and the exercise prices thereunder are as more fully described under Section 2.07 of the Merger Agreement. The H&QGF Warrants (as defined in the Merger Agreement) will be converted at the Effective Time into new warrants, in form and substance to be agreed upon by the parties to the Merger Agreement (the "Replacement Warrants"), to purchase a like number of shares of Common Stock at an initial exercise price of $4.125, subject to adjustment as set forth in the Replacement Warrants. The Non-H&QGF Warrants (as defined in the Merger Agreement) will remain outstanding following the Merger, and the holders of such warrants will have the option, at any time within 395 days of the Closing Date, to convert each share of Surviving Corporation Common Stock acquired upon exercise of such warrants into a share of the merger consideration.

Dissenters' Rights. If the merger and the Merger Agreement are approved by BHT's stockholders and not abandoned or terminated, any holder of BHT's common stock or preferred stock may, by not voting for approval of the Merger Agreement and by following the procedures set forth in Section 262 of the Delaware General Corporation Law ("DGCL"), be entitled to have such stockholder's shares appraised and to receive payment of the "fair value" of such shares pursuant to
Section 262

Registration Rights. The Escrow Stock, Escrow Warrants (as such terms are defined in the Merger Agreement) and the Common Stock issuable upon exercise of the Escrow Warrants (the "Warrant Stock") will not be registered under the Securities Act or applicable state securities laws as of the Effective Time, but will have certain "piggyback" and "demand" registration rights set forth in
Schedule 6.05 of the Merger Agreement.

Conditions to the Parties' Obligations to Consummate the Merger. Consummation of the Merger is subject to numerous conditions, including (i) the truth and correctness of the representations and warranties made by the parties to the Merger Agreement, (ii) the approval of the Merger by BHT's stockholders, (iii) the qualification of no more than 12% of BHT's common stock as Dissenters' Shares under Delaware law, (iv) the cancellation of certain of BHT's debt held by the Stockholder Lenders (as defined in the Merger Agreement), (v) the negotiation and execution by Hambrecht & Quist Guaranty Finance, LLC ("H&QGF," an investor in, and creditor of, BHT), the Company and GMI of up to $3,000,000 in loans to be made by H&QGF to the Company or GMI pursuant to the terms of the H&QGF Agreement (as defined in the Merger Agreement) and the negotiation and execution of a collateral agreement by and among the Company, GMI, BHT and H&QGF. The parties to the Merger may waive compliance with any of the conditions set forth in the Merger Agreement.

Termination or Amendment of the Merger Agreement. The Company, GMI, Merger Subsidiary and BHT may, by written agreement among them, amend the Merger Agreement at any time prior to the Effective Time. After the stockholders of BHT have approved the Merger Agreement, however, no amendment can be made which changes the terms of the Merger Agreement in a way that is adverse to the stockholders of BHT, unless such amendment is approved by the stockholders. The Merger Agreement may also be terminated by the parties at any time prior to the filing of the Certificate of Merger, whether before or after action by the stockholders of BHT, by mutual agreement of the parties, upon the occurrence of a breach of representation or covenant contained in the Merger Agreement, if the Merger has not been approved by the BHT stockholders by March 31, 1999 or if there has been a material adverse effect on the business of BHT, the Company or GMI, among others.

        The Merger will be treated as a stock purchase for accounting and financial reporting purposes. Promptly after the Effective Time, the Surviving Corporation will create and issue shares of a new class of preferred stock (the "Series B Preferred Stock") in exchange for the cancellation of $1,000,000 of debt of the Surviving Corporation held by H&QGF and its participants, Greyrock Business Credit and Cruttenden Roth. The Series B Preferred Stock will be convertible into common stock of the Surviving Corporation at the rate of one share of common stock for each share of Series B Preferred Stock converted. Immediately upon issuance of common stock of the Surviving Corporation in connection with the conversion of Series B Preferred Stock, the common stock so issued will be deemed converted into an equal number of shares of the Company's Common Stock.

Issuance of Series C Preferred Stock

        On March 25, 1999, the Company issued 1,600 shares of its Series C Convertible Preferred Stock (the "Series C Preferred Stock") to certain accredited investors in a private offering. In connection with such offering, the Company also issued warrants to the investors to purchase up to 100,000 shares of Common Stock. Settondown Capital International Ltd., the placement agent used in connection with the offering, received 75 shares of Series C Preferred Stock and a warrant to purchase an aggregate of 100,000 shares of Common Stock, in addition to $96,000 in fees for costs incurred in connection with the offering, including legal fees.

        The holders of Series C Preferred Stock are not entitled to vote except in the event the Company desires to issue shares of a class or series of preferred stock which could adversely effect the rights of such holders, or as may otherwise be required by law. The holders of Series C Preferred Stock are entitled to receive dividends at an annual rate of 8% of the stated value ($1,000) of the Series C Preferred Stock, subject to the prior declaration or payment of any dividend to which the holders of the Company's Series A Preferred Stock and the Series B Preferred Stock are entitled. Dividends on shares of the Series C Preferred Stock are cumulative and are payable only upon conversion of the Series C Preferred Stock.

        At any time after the earlier to occur of the 61st day after issueance or the effective date of a registration statement registering the shares of Common Stock to be issued upon conversion of the Series C Preferred Stock, each share of Series C Preferred Stock is convertible into that number of shares of Common Stock equal to the stated value of each such share ($1,000) divided by the lesser of $2.50 or 80% of the average of the three trading days that have the lowest volume weighted average prices of the Common Stock during the 15 trading days immediately predceding the conversion date. All outstanding shares of Series C Preferred Stock will be automatically converted into Common Stock on March 25, 2002.

        Each warrant is a five-year callable warrant to purchase Common Stock at $1.66 per share.

        The Company agreed to use its best efforts to register the shares of Common Stock underlying the Series C Preferred Stock and the Warrants and to pay a penalty if such registration is not effective by the 121st day after issuance of the Series C Preferred Stock. This penalty is equal to 2% of the purchase price of the Series C Preferred Stock for the first 30-day period following such 120-day period and 3% of such purchase price for every 30-day period therafter until the registration statement has been declared effective.

Issuance of Convertible Note

        On March 9, 1999, the Company issued a $100,000 convertible note payable to an accredited investor, convertible into Common Stock at $1.25 per share at a 6% per annum rate of interest. The convertible note payable is subordinate to current and future debt issued by the Company and is due on September 9, 1999.

Item 7.  Financial Statements.

                             Index to Financial Data
                                                                            Page
                                                                            ----

Independent Auditors' Report                                                  12


Consolidated balance sheets                                                   13


Consolidated statements of operations                                         15


Consolidated statements of stockholders' equity                               16


Consolidated statements of cash flows                                         17


Notes to consolidated financial statements                                    18

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of Global MAINTECH Corporation:

We have audited the accompanying consolidated balance sheets of Global MAINTECH Corporation and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Global MAINTECH Corporation and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                           /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
March 29, 1999

                  GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                 December 31,    December 31,
                                                    1998            1997
                                                 ----------      ----------


CURRENT ASSETS
    Cash and cash equivalents                    $  664,066      $1,726,889
    Accounts receivable, less allowance for
        doubtful accounts of $300,000
        and $15,000, respectively                 2,283,578         576,573
    Employee receivables                            147,466          26,111
    Inventories                                     861,418         797,435
    Prepaid expenses and other                       80,094          77,308
    Notes receivable                                   --            75,000
    Current portion of investment in
      sales-type leases                              20,776         286,997

                                                 ----------      ----------
        Total current assets                      4,057,398       3,566,313



Property and equipment, net                       1,042,432         308,347
Leased equipment                                    124,658         209,033
Software development costs, net                   2,273,834         955,835
Purchased technology and other intangibles, net   1,419,008          60,000
Net investment in sales-type leases,
      net of current portion                         22,410         492,918
Other assets, net                                   193,191         271,003


                                                 ----------      ----------

              TOTAL ASSETS                       $9,132,931      $5,863,449
                                                 ==========      ==========

The accompanying notes are an integral part of these consolidated statements.

                  GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                            December 31,    December 31,
                                                                                1998            1997
                                                                            -----------     -----------
CURRENT LIABILITIES
    Accounts payable                                                        $   867,120     $   396,159
    Current portion of  notes payable                                           395,680            --
    Convertible subordinated debentures                                         200,000         100,000
    Accrued liabilities compensation and payroll taxes                          267,581         123,605
    Other                                                                        31,049          10,588
    Deferred revenue                                                            228,231          52,443
                                                                            -----------     -----------

           Total current liabilities                                          1,989,661         682,795
                                                                            -----------     -----------

    Subordinated notes payable, less current portion                          1,700,000       1,900,000
                                                                            -----------     -----------

           Total liabilities                                                  3,689,661       2,582,795

STOCKHOLDERS' EQUITY

   Voting, convertible preferred stock - Series A, convertible into one common stock share for each preferred share, no par value;
        887,980 shares authorized; 129,176 shares in 1998 and
        244,113 shares in 1997 issued and outstanding; total liquidation
        preference of outstanding shares-$242,200                           $    60,584     $   114,489

   Voting, convertible preferred stock - Series B, convertible on or before September 23, 2001 based on price of common stock;
        conversion price not to exceed $2.50 per share or be less than
        $0.75; dividend of 8% payable in cash or common stock of
        Company; no par value; 615,385 shares authorized; 335,961
        shares in 1998 and none in 1997 issued and outstanding; total
        liquidation preference of outstanding shares-$2,183,769               2,183,769            --
    Common stock, no par value; 48,496,635 shares authorized;
        18,409,397 shares in 1998 and 17,084,858 shares in 1997
        issued and outstanding                                                     --              --
    Additional paid-in-capital                                                7,362,796       5,295,829
    Notes receivable-officers                                                  (294,500)       (294,500)
    Accumulated deficit                                                      (3,869,379)     (1,835,164)
                                                                            -----------     -----------

           Total stockholders' equity                                         5,443,270       3,280,654
                                                                            -----------     -----------



                                                                            $ 9,132,931     $ 5,863,449
                                                                            ===========     ===========

The accompanying notes are an integral part of these consolidated statements.

                  GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         Year Ended
                                                                        December 31,
                                                                   1998             1997
                                                               ------------     ------------
Net sales:
    Systems                                                    $  4,245,684     $  2,138,323
    Maintenance, consulting and other                             1,963,625          864,184
                                                               ------------     ------------
                  Total net sales                                 6,209,309        3,002,507

Cost of sales:
    Systems                                                       1,127,361          417,225
    Maintenance, consulting and other                             1,195,941          344,808
                                                               ------------     ------------
                  Total cost of sales                             2,323,302          762,033
                                                               ------------     ------------

                  Gross profit                                    3,886,007        2,240,474

Operating expenses:
    Selling, general and administrative                           4,414,140        1,649,394
    Research and development                                      1,291,253          319,859
                                                               ------------     ------------

                  Income (loss) from operations                  (1,819,386)         271,221

Other income (expense):
    Interest expense                                               (286,272)        (183,004)
    Interest income                                                 146,786           92,406
    Other                                                           (44,294)         (22,147)
                                                               ------------     ------------

                  Total other expense, net                         (183,780)        (112,745)
                                                               ------------     ------------

Income from continuing operations before income taxes            (2,003,166)         158,476

Provision for income taxes                                             --               --
                                                               ------------     ------------

               Income (loss) from continuing operations          (2,003,166)         158,476

                  Gain from discontinued operations                    --             70,000
                                                               ------------     ------------


                  Net income (loss)                            $ (2,003,166)    $    228,476
                                                               ============     ============

                       Accrual of cumulative dividends on
                       Series B convertible preferred stock         (31,049)            --
                                                               ------------     ------------

                  Net income (loss) attributable
                    to common stockholders                       (2,034,215)         228,476
                                                               ============     ============


Basic earnings (loss) per common share:
    Continuing operations                                      $      (0.11)    $      0.010
                                                                       --              0.004
                                                               ------------     ------------
    Net earnings (loss)                                        $      (0.11)    $      0.014
                                                               ============     ============

Diluted earnings (loss) per common share:
    Continuing operations                                      $      (0.11)    $      0.008
    Discontinued operations                                            --              0.004
                                                               ------------     ------------
    Net earnings (loss)                                        $      (0.11)    $      0.012
                                                               ============     ============

Shares used in calculations:
  Basic                                                          18,351,712       15,918,047
  Diluted                                                        18,351,712       19,555,417


The accompanying notes are an integral part of these consolidated statements.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                  Preferred stock A   Preferred stock B     Common stock
                                                  --------------------------------------------------------
                                                  Shares    amount    Shares     amount    Shares   amount
------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996                      700,667  $328,601      --          --   13,260,534   --

    Net income                                        --        --       --          --          --    --

    Common stock issued                               --        --       --          --    2,752,800   --

    Stock issue costs                                 --        --       --          --          --    --

  Common stock options and warrants exercised         --        --       --          --      614,970   --

  Exercise officer stock options                      --        --       --          --          --    --

  Converted preferred shares Series A            (456,554) (214,112)     --          --      456,554   --
------------------------------------------------------------------------------------------------------------

Balance at December 31, 1997                      244,113  $114,489      --          --   17,084,858   --

    Net loss                                          --        --       --          --          --    --

    Accrual of cumulative dividends on Series B
      convertible preferred stock                     --        --       --          --          --    --

    Common stock issued                               --        --       --          --    1,092,001   --

    Values of stock options issued in acquisition     --        --       --          --          --    --

    Stock issue costs                                 --        --       --          --          --    --

  Common stock options and warrants exercised         --        --       --          --      117,601   --

  Preferred shares Series B                           --        --   335,961   2,183,769         --    --

  Converted preferred shares Series A            (114,937)  (53,905)     --          --      114,937   --
------------------------------------------------------------------------------------------------------------

Balance at December 31, 1998                      129,176   $60,584  335,961  $2,183,769  18,409,397   --


                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                Additional   Notes
                                                 paid-in   Receivable-  Accumulated
                                                 capital    Officers       defict         Total
-------------------------------------------------------------------------------------------------
Balance at December 31, 1996                    $2,243,438  ($324,500)  ($2,063,640)    $183,899

    Net income                                         --         --        228,476      228,476

    Common stock issued                          2,779,600        --            --     2,779,600

    Stock issue costs                             (302,278)       --            --      (302,278)

  Common stock options and warrants exercised      360,957        --            --       360,957

  Exercise officer stock options                       --      30,000           --        30,000

  Converted preferred shares Series A              214,112        --            --           --
-------------------------------------------------------------------------------------------------

Balance at December 31, 1997                    $5,295,829  ($294,500)  ($1,835,164)  $3,280,654

    Net loss                                           --         --     (2,003,166)  (2,003,166)

    Accrual of cumulative dividends on Series B
      convertible preferred stock                      --         --        (31,049)     (31,049)

    Common stock issued                          1,800,350        --            --     1,800,350

    Values of stock options issued in
      acquisition                                  524,000        --            --       524,000

    Stock issue costs                             (346,922)       --            --      (346,922)

  Common stock options and warrants exercised       35,634        --            --        35,634

  Preferred shares Series B                            --         --            --     2,183,769

  Converted preferred shares Series A               53,905        --            --           --
-------------------------------------------------------------------------------------------------

Balance at December 31, 1998                    $7,362,796  ($294,500)  ($3,869,379)  $5,443,270


                  GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                          Years Ended
                                                                          December 31,
                                                                   --------------------------
                                                                       1998           1997
                                                                   -----------    -----------
Cash flows from operating activities:

    Net income (loss)                                              $(2,003,166)   $   228,476
    Adjustments to reconcile net income (loss) to
      net cash used in operating activities:
        Depreciation and amortization                                1,610,981        433,981
        Allowance for doubtful accounts                                300,000           --
        Changes in operating assets and liabilities:
             Accounts receivable                                    (1,532,221)      (124,974)
             Employee receivables                                     (121,355)        (4,592)
             Inventories                                               (63,983)      (579,492)
             Prepaid expenses and other                                 (2,786)       (50,602)
             Accounts payable                                          337,397            155
             Accrued liabilities                                       112,500          2,253
             Deferred revenue                                           79,859       (207,304)
                                                                   -----------    -----------
                               Cash used by operating activities    (1,282,774)      (302,099)
                                                                   -----------    -----------

Cash flows from investing activities:
    Sale of investment in sales-type leases                            736,729       (779,915)
    Purchase of property and equipment                              (1,076,176)      (361,869)
    Reduction  in leased equipment                                        --         (162,548)
    Investment in software development costs                        (2,052,188)      (781,516)
    Investment in other assets                                          (9,460)      (108,900)
    Purchase of companies, net of cash acquired                     (1,276,786)          --
    Payments received on notes receivable                               75,000        (75,000)
                                                                   -----------    -----------
                               Cash used by investing activities    (3,602,881)    (2,269,748)
                                                                   -----------    -----------

Cash flows from financing activities:
    Disbursements for deferred debt costs                                 --         (212,470)
    Net proceeds from issuance of common stock                       1,489,063      2,768,279
    Net proceeds from issuance of preferred stock                    2,183,769           --
    Proceeds (payments) short-term notes payable                       250,000       (319,963)
    Payments received on officers notes receivable                        --           30,000
    Proceeds (payments) long-term notes payable                       (100,000)     2,000,000
                                                                   -----------    -----------
               Cash provided by financing activities                 3,822,832      4,265,846
                                                                   -----------    -----------
               Net increase (decrease) in cash                      (1,062,823)     1,693,999
               Cash and cash equivalents at beginning of period      1,726,889         32,890
                                                                   -----------    -----------
               Cash and cash equivalents at end of period          $   664,066    $ 1,726,889
                                                                   ===========    ===========

Supplemental disclosures of cash flow information:
   Cash paid for:              Interest                            $   200,584    $   200,584
                               Income taxes                        $     9,999    $     9,999

The accompanying notes are an integral part of these consolidated statements.

GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1.  Nature of Business and Summary of Significant Accounting Policies

Nature of business: Global MAINTECH, Inc., the Company's principal operating subsidiary, produces and assembles a computer software and hardware product that it sells as a console consolidation and console management solution to the systems and network management marketplace primarily in the United States. The product is called the Virtual Command Center ("VCC").

The VCC is a tool designed to do three functions: the first is to consolidate consoles (computer terminals with access to the internal operation of a computer) into one monitor, a "virtual console" or single point of control; the second is to monitor and control the computers connected to the virtual console; and, the third is to automate most, if not all, of the routine processes performed by computer operators in data centers. The VCC can be operated from a remote location and accepts multiple different computer platforms and operating systems. It is an external system that monitors and controls the subject mainframe and other data center computers from a workstation quality RISC computer, which is housed separately from the computers it controls. VCC users are able to reduce staffing levels, consolidate all data center operations and technical support functions to a single location regardless of the physical location of the data center(s) and achieve improved levels of operational control and system availability.

In an effort to enhance its revenue base, the Company purchased three new product lines during 1998. On February 28, 1998, the Company licensed certain software and purchased certain assets relating to the system software business of Infinite Graphics Incorporated, a Minnesota corporation ("IGI"). The Company is using such software and assets to design, assemble and market computer-aided design and manufacturing software systems that operate on a variety of mid-range and personal computer platforms. On October 1, 1998, the Company purchased the software of Asset Sentinel, Inc., a Minnesota corporation ("ASI"). As a result of this acquisition, The Company obtained a network and electrical line mapping suite of programs that operate on personal computer platforms. Effective November 1, 1998, the Company purchased substantially all of the assets of Enterprise Solutions, Inc., an Ohio corporation ("ESI"). As a result of this acquisition, the Company obtained software products that notify the proper person(s) by telephone, pager or the internet of critical data center events-event notification software and a consulting business that focuses on solving systems management problems in data centers.

Principles of consolidation: The consolidated financial statements include the accounts of Global MAINTECH Corporation and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

New accounting pronouncements: In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. The Statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The Company has not assessed the impact of this Statement.

Cash and cash equivalents: The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Inventory: Inventory is stated on a first in, first out (FIFO) basis at the lower of cost or market.

Property and equipment: Property and equipment is recorded at cost and is comprised primarily of computer and office equipment. Depreciation is provided for principally using the double declining balance method, based on the estimated useful lives of the respective assets which generally have lives of three years.

Maintenance and repairs are charged to expense as incurred.

Revenue recognition: Revenue from product sales is recognized upon the latter of shipment or final acceptance. Deferred revenue is recorded when the Company receives customer payments before shipment or acceptance or before maintenance revenues are earned. The Company sells maintenance agreements which require minor updates of software to be delivered to the customers free of charge. New versions of the Company's software representing a major upgrade are not a part of the maintenance agreements. The Company expenses the costs of minor updates to its software as incurred.

GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Company recognizes revenue from leasing activities in accordance with SFAS No. 13, Accounting for Leases. Accordingly, leases that transfer substantially all the benefits and risks of ownership are accounted for as sales-type leases. All other leases are accounted for as operating leases.

Under the sales-type method, profit is recognized at lease inception by recording revenue and cost. Revenue consists of the present value of the future minimum lease payments discounted at the rate implicit in the lease. Cost consists of the equipment's book value. The present value of the estimated value of the equipment at lease termination (the residual value), which is generally not material, and the present value of the future minimum lease payments are recorded as assets. In each period, interest income is recognized as a percentage return on asset carrying values.

The Company is the lessor of equipment under operating leases expiring in various years. The cost of equipment subject to such leases is recorded as leased equipment and is depreciated on a straight-line basis over the estimated service life of the equipment. Operating lease revenue is recognized as earned over the term of the underlying lease.

Capitalized software development costs: Under the criteria set forth in SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed, capitalization of software development costs begins upon the establishment of technological feasibility of the software. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenues, estimated economic life, and changes in software and hardware technology. Capitalized software development costs are amortized utilizing the straight-line method over the estimated economic life of the software not to exceed three years.

The carrying value of a software development asset is regularly reviewed by the Company and a loss is recognized when the unamortized costs are not recoverable based on the estimated cash flows to be generated from the applicable software.

Purchased technology and other intangibles: The Company has recorded the excess of purchase price over net tangible assets as purchased technology and customer lists based on the fair value of these intangibles at the date of purchase. These assets are amortized over their estimated economic lives of five years using the straight-line method. Recorded amounts for purchased technology are regularly reviewed and recoverability assessed. The review considers factors such as whether the amortization of these capitalized amounts can be recovered through forecasted undiscounted cash flows.

Other assets: Other assets is comprised of patents and capitalized debt issuance costs. Patents are stated at cost and are amortized over three years or over the useful life using the straight-line method. Capitalized debt issuance costs are stated at cost and are amortized over the term of the related debt agreement. Recorded amounts for patents are regularly reviewed and recoverability assessed. The review considers factors such as whether the amortization of these capitalized amounts can be recovered through forecasted undiscounted cash flows.

Research and development: Research and development costs are expensed as incurred.

Stock Based Compensation: The Company has adopted the disclosure requirements under SFAS No. 123, Accounting and Disclosure of Stock-Based Compensation. As permitted under SFAS No. 123, the Company applies Accounting Principles Board Opinion No. 25 (APB No. 25), Accounting for Stock Issued to Employees, and related interpretations in accounting for is plans. Accordingly, no compensation expense has been recognized for its stock-based compensation plans.

Earnings (loss) per share: Basic and diluted net earnings (loss) per share is computed by dividing the net earnings (loss) by the weighted average number of shares of common stock outstanding during the period. During 1998, dilutive shares were excluded from the net loss per share computation as their effect is antidilutive.

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GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The weighted average shares and total dilutive shares used in the calculation of basic and diluted earnings per share are as follows:

                                                     Years Ended December 31,
                                                       1998            1997
                                                   ---------------------------
       Basic Earnings Per Share
         Weighted average shares                    18,351,712      15,918,047

       Diluted Earnings Per Share
         Weighted average shares                    18,351,712      15,918,047
         Stock options                                     -         2,765,174
         Warrants                                          -           628,083
         Conversion of preferred stock, series A           -           244,113
         Conversion of preferred stock, series B           -               -
                                                   ---------------------------

         Total dilutive shares                      18,351,712      19,555,417
                                                   ===========================

       Antidilutive stock options excluded           5,332,000          83,000
       Antidilutive warrants excluded                2,859,000         600,000


Income taxes: Deferred taxes are provided on an asset and liability method for temporary differences and operating loss and tax credit carryforwards. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Fair value of instruments: All financial instruments are carried at amounts that approximate estimated fair values.

Reclassifications: Certain amounts previously reported in 1997 have been reclassified to conform to the 1998 presentation.

Use of estimates: The preparation of financial statements in accordance with generally accepted accounting principles require management of the Company to make a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Note 2.  Recovery from Discontinued Operation

The Company's Board of Directors made the decision to discontinue that portion of the operations which brokered and sold parts for IBM mainframe computers in 1995. Effective December 31, 1995 these operations were sold to Norcom Resources, Inc. ("Norcom"). A portion of the sale included a $70,000 note receivable from Norcom which the Company treated as uncollectible. However, in March 1997 the Company collected the full amount of such note receivable and recorded a recovery related to the discontinued operation.

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GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 3.  Inventories

Inventories consists of the following:

                                                         December 31,
                                                  ------------------------
                                                       1998         1997
                                                  -----------      -------
                              Raw materials       $   609,412      526,379
                              Completed systems       386,759      271,056
                              --------------------------------------------

                              Total inventories   $   996,171      797,435
                                                  ===========   ==========

Note 4.  Net Investment in Sales-type Leases

The Company began leasing equipment as lessor under sales-type leases in 1997. The components of net investment in sales-type leases as of December 31, 1998 and 1997, are as follows:

                                               1998         1997
                                            ---------    ---------
    Minimum lease payments receivable       $  45,336    $ 892,323
    Less: Unearned revenue                     (2,150)    (112,408)
    ---------------------------------------------------------------
                                               43,186      779,915
    Less: current portion                     (20,776)    (286,997)
    ---------------------------------------------------------------
    Investment in sales-type lease,
      net of current portion                $  22,410    $ 492,918

Future minimum lease payments to be received under sales-type leases are $23,654, and $21,682 in 1999 and 2000, respectively.

Note 5.  Capital Assets

Certain of the Company's capital assets are comprised of the following:

                                                           December 31,
                                                  --------------------------
                                                       1998           1997
                                                  --------------------------
         Property and equipment
           Computer and officer equipment         $  1,642,691       400,192
----------------------------------------------------------------------------
           Accumulated depreciation                   (600,259)      (91,845)
----------------------------------------------------------------------------
             Property and equipment, net          $  1,042,432       308,347
----------------------------------------------------------------------------


         Leased equipment
----------------------------------------------------------------------------
           Leased equipment                       $    235,922       269,688
----------------------------------------------------------------------------
           Accumulated depreciation                   (111,264)      (60,655)
----------------------------------------------------------------------------
             Leased equipment, net                $    124,658       209,033
----------------------------------------------------------------------------


         Software development costs
----------------------------------------------------------------------------
           Software development costs             $  3,307,422     1,255,235
----------------------------------------------------------------------------
           Accumulated amortization                 (1,033,588)     (299,400)
----------------------------------------------------------------------------
             Software development costs, net      $  2,273,834       955,835
----------------------------------------------------------------------------


         Purchased Technology
----------------------------------------------------------------------------
          Software, licenses and customer lists   $  1,630,739        75,000
----------------------------------------------------------------------------
          Accumulated amortization                    (211,731)      (15,000)
----------------------------------------------------------------------------
            Purchased technology costs, net       $  1,419,008        60,000
----------------------------------------------------------------------------

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GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


             Other assets
               Patents                          $    107,386        101,680
               Deferred debt issue costs             225,224        221,470
               Accumulated amortization            (139,419)       (52,147)
                                                 ---------------------------
                 Other assets, net              $    193,191        271,003




Note 6.  Acquisitions

On February 27, 1998, the Company acquired certain assets, liabilities and perpetual software licenses of a division of Infinite Graphics, Inc., ("IGI") a computer-aided design and manufacturing software business. The consideration paid for IGI included $700,000 in cash and an amount up to $3,300,000 in contingent consideration based on certain operating results of IGI over a period of 15 months from the date of acquisition. Net identifiable liabilities of $78,446 were assumed consisting of $50,000 in fixed assets and $128,446 in current liabilities. The acquisition was accounted for as a purchase and the net liabilities and results of operations have been included in the Company's consolidated financial statements from the acquisition date. The contingent consideration, if paid, will be allocated to the intangible assets and amortized over the remaining useful lives of those assets. As of December 31, 1998, the Company has not paid any contingent consideration, and if paid, this amount will be included as an increase to purchased technology and amortized over the remaining useful life of the asset. The Company has recorded $778,446 as purchased technology and customer lists and will amortize these amounts straight line over the estimated useful life of three to five years.

On October 1, 1998, the Company acquired the rights to Asset Sentinel, Inc.'s ("ASI") technology, which is a network mapping software suite of products. Total consideration for the assets was $425,000, which included conversion of a note owed to the Company by ASI of $279,320 plus a note payable due six months from closing of $145,680. In addition, the Company has agreed to pay contingent consideration in the amount of $2,200,000, based on certain sales milestones of the ASI products for 18 months after acquisition, payable in cash or Company Common Stock, to be determined by the Company. The Company did not acquire any tangible assets or assume any liabilities, and therefore, the entire purchase price has been recorded as purchased technology and is being amortized over its estimated economic life of 5 years. The acquisition was recorded as a purchase and the resulting asset and results from operations of ASI have been included in the Company's financial statements from the acquisition date. ASI is a start-up company and prior to the acquisition ASI had essentially no revenues. As of December 31, 1998, the Company has not paid any contingent consideration, and if paid, this amount will be included as an increase to purchased technology and amortized over the remaining useful life of the asset.

On November 1, 1998, the Company acquired the rights and liabilities of Enterprise Solutions, Inc. ("ESI"). Total consideration paid for the acquisition was $200,000 plus contingent consideration of options to purchase up to 1,700,000 shares of common stock exercisable at the fair market value at the date of grant ($1.25). This contingent consideration will be adjusted based on the earnings of ESI for a period of 18 months following the closing and become exercisable at that date through 30 months following the acquisition. The maximum amount of adjustment to the contingent shares is 1,300,000 shares.
The fair value of 400,000 shares is included in the purchase price of ESI. The fair value of the minimum shares was calculated using the Black Scholes option pricing methodology with a volatility of 112%, dividend of 0, risk free interest rate of 4.5% and a five-year life is $524,000. In the event ESI does not meet certain earn-out calculations reaching $5,000,000, the Company, at its option, will either pay ESI the difference or return the purchased assets and assumed liabilities, as of the date the earn-out calculation is made, to ESI. Net identifiable assets of $269,173 were assumed consisting of accounts receivable of $474,784, fixed assets of $116,324 and current liabilities of $321,935. The acquisition was accounted for as a purchase and the net assets and results of operations have been included in the Company's consolidated financial statements from the acquisition date. The Company has recorded an intangible asset consisting of purchased technology and customer lists of $397,031 and will amortize these amounts straight line over the economic useful life of 5 years. The fair value of the contingent additional options, if granted, will be allocated to purchased technology and amortized over the remaining useful lives of those assets.

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GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The following unaudited pro forma information represents the results of operations as if the acquisitions had taken place at the beginning of the periods presented.

                                              Unaudited
                          ----------------------------------------------------
                            1998                         1997
                          As reported   Pro-forma     As reported   Pro-forma
                          ------------------------     -----------------------
   Revenue                6,209,309     7,466,162      3,002,507    6,303,050
   Net earnings (loss)   (2,003,166)   (1,799,035)       228,476    1,165,806
   Net earnings (loss)
   attributable to
   common stockholders   (2,034,215)   (1,830,084)       228,476    1,165,806
   Basic earnings
   (loss) per share           (0.11)        (0.10)          0.01         0.07

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GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note 7.  Notes Payable

Notes payable at December 31, 1998 and 1997 are comprised of the following:

                                             1998                   1997
                                      --------------------  -------------------
                                                  Interest              Interest
                                        Amount      Rate      Amount      rate
                                      --------------------  -------------------
  Notes payable to Bank Windsor
    due June 1, 1999                   $  250,000     9.5%           --      --

  Acquisition note payable to
    Asset Sentinel, Inc.               $  145,000      --            --      --

  Subordinated notes payable to
    Mezzanine Capital Partners and
    Marquette Bancshares, Inc. due in
    installments of various amounts as
    described below through
    June 30, 2002                      $1,900,000   14.00%   $2,000,000   14.00%

                                       ----------            ---------
                                        1,900,000            2,000,000
                                       ----------            ---------
  Less current portion                   (200,000)            (100,000)
                                       ----------            ---------
                                       $1,700,000           $1,900,000
                                      ===========           ==========

On June 19, 1997 the Company issued subordinated notes payable in the form of two $1,000,000 notes payable to Mezzanine Capital Partners, Inc. and Marquette Bancshares, Inc., respectively. The interest rate of 14% is fixed for the term of the notes. Aggregate installments of $200,000, $300,000, $300,000, and $1,100,000 are due for the years 1999 through 2002, respectively. The notes are subject to a 5% prepayment penalty through June 30, 1998 and a 4% prepayment penalty from July 1, 1998 through June 30, 1999 and may be prepaid without penalty thereafter. The Company incurred costs related to the issuance of this debt in the amount of $221,470 which includes the estimated fair value of warrants to purchase a total of 530,000 shares of common stock at $1.80 per share that were issued in connection with the issuance of notes payable. These costs are being amortized on a straight-line basis over the five year term of such debt.

The Company has a revolving line of credit at Bank Windsor in the amount of $250,000 secured by accounts receivable. Borrowings under this revolver carry a floating rate of interest at prime plus 2%. At year-end this rate was 9.5%.

In connection with an Asset Purchase Agreement dated October 1, 1998, the Company purchased the technology assets of Asset Sentinel, Inc. in the amount of $425,000 payable over 6 months. As of December 31, 1998, the unpaid balance was $145,680. The unpaid balance is interest free.

In February 1999, the Company issued a $500,000 secured subordinated note payable to certain principals of Anderson, Weinroth & Co. The note was issued pursuant to a Loan and Security Agreement dated February 23, 1999 at a fixed interest rate of 10%, is due on July 31, 1999 and may be prepaid without penalty. The security interest granted to these note holders is subordinate to the notes payable to Mezzanine Capital Partners, Inc. and Marquette Bancshares, Inc. The Company incurred legal costs related to the issuance of this debt and issued warrants, which expire on February 23, 2004, to purchase 400,000 shares of common stock at $1.08 per share. The Company may call a one-third portion of the warrants if the common stock price exceeds $3.00 per share for twenty consecutive trading days.

On March 9, 1999 the Company issued a $100,000 convertible note payable to an accredited investor, convertible into common stock of the Company at $1.25 per share at a 6% per annum rate of interest. The convertible note payable is subordinate to current and future debt issued by the Company and is due on September 9, 1999.

Note 8.  Stockholders' Equity

Common stock warrants: The Company issued warrants in 1998 in conjunction with common stock issued pursuant to a private placement of 400,000 shares of common stock in February 1998. These warrants are exercisable at $1.90 per share and expire on July 21, 2003. The Company also issued warrants pursuant to a subsequent private placement of common stock in August 1998, which are exercisable at $2.60 and expire on July 16, 2003. Additional warrants to purchase shares of common stock were issued pursuant to a private placement of Series B Cumulative Convertible Preferred Stock ("Series B Stock"). The number of warrants issued is equal to the number of shares of common stock issued at the time the Series B Stock is converted to common stock. The warrants are exercisable at $3.25 or may be called by the Company in the event the common stock price trades above $4.375 for a period of 20 consecutive trading days and the Company's Common Stock is traded on Nasdaq.

GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The Company issued warrants in 1997 in conjunction with common stock issued pursuant to the Private Placement Memorandum dated November 25, 1996. These warrants are exercisable at $0.75 per share and expire on February 28, 2002. During 1997 the Company also issued warrants pursuant to a subsequent private placement of common stock in June 1997, which are exercisable at $1.40 and expire on June 6, 2002. An additional 530,000 warrants were issued in 1997, which are exercisable at a per share price of $1.80 and expire in the year 2002. These warrants were issued in connection with the $2,000,000 of subordinated debt issued in June 1997 (Note 7).

The total warrants outstanding as of December 31, 1998 was 3,541,979. Such warrants are exercisable at a weighted average price of $2.59 per share and expire in 2000 through 2004.

Common stock options: The Company's stock option plan ("Plan"), provides for granting to the Company's employees, directors and consultants, qualified incentive and nonqualified options to purchase common shares of stock. The Plan was amended during 1995 to increase the number of aggregate options that can be issued to 10,000,000 shares of common stock. Qualified incentive options must be granted with exercise prices equal to the fair market value of the stock at the date of grant. Nonqualified options must be granted with exercise prices equal to at least 85% percent of the fair market value of the stock at the date of grant.

The Company applies APB No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its stock options. As a result no compensation expense has been recognized for stock-based compensation plans. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, Accounting and Disclosure of Stock-Based Compensation, the Company's net income and earnings per share would have been reduced by approximately $30,000 and $18,000 in 1998 and 1997, respectively. The Company made this calculation using the Black-Scholes option pricing model with the following assumptions: volatility of 113%, risk-free interest rate of 4.5%, and an expected life of 5 years.

This pro-forma effect does not include the compensation cost of stock options currently issued but which do not vest until future years nor does it include the compensation cost of stock options issued prior to 1995. Therefore, the full impact of calculating compensation cost for stock options under SFAS No. 123 is not reflected in the pro-forma net income amounts presented above.

Information with respect to stock options under the plan are summarized as follows:

                                          Incentive Stock        Nonqualified
                                              Options              Options
                                         ---------------------------------------
                                                    Weighted            Weighted
                                                     average             average
                                                    exercise            exercise
                                          Shares      price     Shares    price
                                         -------------------  ------------------

Total outstanding at December 31, 1996   2,615,000    $0.49       83,000   $5.87
Granted                                  1,432,000    $1.51         --      --
Canceled                                   (75,000)   $1.00         --      --
Exercised                                 (455,000)   $0.40         --      --
                                        -------------------   ------------------

Total outstanding at December 31, 1997   3,517,000    $0.79       83,000   $5.87
Granted                                  3,543,000    $1.51         --      --
Canceled                                  (337,000)   $1.92       50,000   $5.63
Exercised                                  (77,000)   $0.36         --      --
                                        -------------------   ------------------

Total outstanding at December 31, 1998   6,646,000    $1.11       33,000   $6.25
                                        ===================   ==================

Options for 3,314,000 shares of common stock were exercisable at a weighted average exercise price of $0.74 as of December 31, 1998.

GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Common stock issued: In 1998 the Company issued a total of 1,092,001 shares of common stock. These shares were issued pursuant to two separate private placement issues: one ending July 8, 1998; and one ending August 11, 1998. In addition, 114,937 and 456,554 shares of common stock were issued to holders of preferred stock series A on a one-for-one exchange conversion in accordance with terms of the preferred stock in 1998 and 1997, respectively. The new issues of common stock were issued pursuant to an exemption from registration under Rule 506 of Regulation D of the Securities Act of 1933, as amended.

In 1997 the Company issued a total of approximately 2,752,800 shares of common stock. These shares were issued pursuant to two separate private placement issues: one ending February 1997; and one ending July 1997. Specifically, the Company issued 1,652,800 and 653,500 shares of common stock in 1997 and 1996, respectively at $0.75 per share pursuant to the private placement memorandum dated November 1996. During 1997 the Company also issued 1,100,000 shares of common stock at $1.40 per share pursuant to a private placement dated June 1997. In addition, 455,000 shares of common stock were issued due to the exercise of qualified stock options by certain non-officer employees or former employees of the Company and 159,970 shares of common stock were issued to converting warrantholders. Stock issue costs were $302,277 in 1997.

Preferred stock issued: From late August 1998 until December 31, 1998, the Company offered up to 615,385 units for sale in a private placement of securities of which 335,961 units were sold. Each unit consisted of one share of Series B Preferred Stock and one Warrant to purchase shares of Common Stock. The purchase price per unit was $6.50.

Each share of Series B Preferred Stock entitles the holder thereof to receive an annual dividend equal to $0.52. Until February 15, 1999, each share of Series B Preferred Stock is convertible into that number of shares of Common Stock equal to the per unit purchase price divided by $3.25, subject to certain adjustments. Thereafter, each share of Series B Preferred Stock is convertible into that number of shares of Common Stock equal to the per unit purchase price divided by 80% of the average closing bid price of the Common Stock for the 20 consecutive trading days prior to the conversion date, subject to certain adjustments; provided, however, that such average price may not be greater than $2.50 nor less than $0.75. All outstanding shares of Series B Preferred Stock will be automatically converted into Common Stock on September 23, 2001 if the Company has registered such common shares under the Securities Act and the Common Stock is traded on the Nasdaq.

Each Warrant expires in five years, and is callable by the Company and entitles its holder to purchase Common Stock at $3.25 per share. The number of shares of Common Stock for which the Warrant in each unit will be exercisable will equal the number of shares of Common Stock into which the associated share of Series B Preferred Stock contained in the unit will have been converted. The Warrants are callable by the Company provided the Common Stock has not traded below $4.375 for 20 consecutive trading days prior to the call exercise date, the underlying shares are registered under the Securities Act and the Common Stock is traded on the Nasdaq.

In connection with the offering of the Series B Preferred Stock and Warrants described above, the Company agreed to use its best efforts to register the shares of Common Stock underlying the Series B Preferred Stock and the Warrants and to pay a penalty if such registration was not effective by February 28, 1999. The registration statement for such Common Stock was not effective by February 28,1999, and as of the date of this report is still not effective. As a result, the Company is paying a penalty to the investors in the offering equal to 1% of the purchase price of the units for each of the first two 30-day periods following February 28, 1999 and 3% for every 30-day period thereafter until the registration statement has been declared effective.

The Company issued 335,964 of such units for total gross proceeds of $2,183,747. The Company paid Miller, Johnson & Kuehn $126,687 in placement agent commissions and $23,302 for accountable expenses, including legal fees, incurred in connection with the offering.

Note 9.  Income Taxes

At December 31, 1998, the Company had a net operating loss carryforward of approximately $7.0 million. Approximately $3.6 million of the net operating loss carryforward will be subject to an annual limitation as defined by Section 382 of the Internal Revenue Code of approximately $200,000.

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GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Current and future equity transactions could further limit the net operating losses available in any one year.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 1998 and 1997 are shown as follows:

                                                  Year Ended        Year Ended
                                                 December 31,      December 31,
                                                     1998              1997
                                                 -----------       -----------
          Deferred tax assets
            Allowance for doubtful accounts      $   127,000       $     5,000

          Purchased technology                        58,000               --

          Net operating loss carryforward          2,911,000         1,360,000
                                                 -----------       -----------
                  Subtotal                         3,096,000         1,365,000

          Less valuation allowance for
            deferred tax asset                    (2,032,000)       (1,212,000)
                                                 -----------       -----------
          Deferred tax liabilities                 1,064,000           153,000

          Depreciation                              (153,000)         (153,000)
          Capitalized software                      (911,000)             --
                                                 -----------       -----------

                  Net deferred tax assets        $      --         $      --
                                                 ===========       ===========

The provision for income taxes consists of the following for the years ended December 31, 1998 and 1997:

                                                  Year Ended        Year Ended
                                                 December 31,      December 31,
                                                     1998              1997
                                                 -----------       -----------

                 Current
                   Federal                          $    -            $    -
                   State                                 -                 -
                                                 -----------       -----------
                         Total                           -                 -

                 Deferred                                -                 -
                                                 -----------       -----------
                         Total                      $    -            $    -
                                                 ===========       ===========

GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The income tax expense (benefit) differed from the amounts computed by applying the U. S. federal income tax rate of 34% as a result of the following:

                                                  Year Ended        Year Ended
                                                 December 31,      December 31,
                                                     1998              1997
                                                -------------      -------------

          Expense (benefit) at statutory rate     $(681,076)          $77,000

          State income tax benefit,
            net of federal                         (102,216)           13,000

          Change in valuation allowance             820,000           (94,000)

          Other                                      36,708             4,000
                                                ------------      ------------

              Actual tax expense (benefit)         $     -           $     -
                                                ============      ============

Note 10.  Operating Leases

Company as Lessor: The Company leases equipment, primarily VCC units, under noncancelable operating leases expiring in various years. The cost of equipment subject to such leases is recorded as leased equipment.

The operating lease payment stream related to leases initiated in 1996 was assigned to a third party, on a non-recourse basis, for a lump sum payment to the Company in 1996. The present value of the cash received was recorded as deferred revenue and is being recognized into revenue over the term of the underlying leases. These underlying leases, after being extended, terminated in 1998. Deferred revenue recorded by the Company related to these leases as of December 31, 1997 was approximately $20,000, respectively. Future minimum lease payments to be received for operating leases in which the payment stream has not been assigned to a third party are $15,192 and $11,224 for 1999 and 2000, respectively.

Company as Lessee: The Company has operating leases for certain development related IBM computers, office equipment and its office premises. The rental payments under these leases are charged to expense as incurred. All the leases provide that the Company pay taxes, maintenance, insurance, and other operating expenses applicable to the leases. Lease expense in 1998 and 1997 was approximately $94,000 and $112,000, respectively. The future minimum lease payments are approximately $94,000 and $94,000 for the years 1999 and 2000, respectively.

Note 11.  Subsequent Events

Acquisition of Breece Hill Technologies, Inc.

On March 5, 1999, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with GMI, BHT Acquisition, Inc. (a new subsidiary of GMI created solely for purposes of the merger and referred to in this discussion as "Merger Subsidiary") and Breece Hill Technologies, Inc. ("BHT"). Under the terms of the Merger Agreement, shortly after approval of the merger by the stockholders of BHT, and the satisfaction or waiver of the terms and conditions contained in the Merger Agreement (which is expected to occur in April 1999), the Merger Subsidiary will merge with and into BHT, BHT, as the surviving corporation (the "Surviving Corporation"), will become a subsidiary of GMI and the Board of Directors of the Surviving Corporation will be comprised of the directors of Merger Subsidiary and the officers of the Surviving Corporation will be the officers of BHT.

GLOBAL MAINTECH CORPORATION AND SUBSIDIARIES

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In exchange for all of the outstanding shares of BHT common and preferred stock, the Company will deliver one or more warrants to purchase 4,500,000 shares of GMC Common Stock (subject to adjustment) and may also be required to deliver, one year after the Closing Date, GMC Common Stock and cash under the Earn Out Provisions of the Merger Agreement. In connection with the merger, the Comapny and Global MAINTECH, Inc. also will guarantee up to $3,800,000 of outstanding debt of BHT.

For additional details concerning the merger, please refer to the Merger Agreement attached hereto as Exhibit 2.2.

Issuance of Series C Preferred Stock

On March 25, 1999, the Company issued 1,600 shares of its Series C Convertible Preferred Stock (the "Series C Preferred Stock") to certain accredited investors in a private offering. In connection with such offering, the Company also issued warrants to the investors to purchase up to 100,000 shares of Common Stock. Settondown Capital International Ltd., the placement agent used in connection with the offering, received 75 shares of Series C Preferred Stock and a warrant to purchase an aggregate of 100,000 shares of Common Stock, in addition to $96,000 in fees for costs incurred in connection with the offering, including legal fees.

        The holders of Series C Preferred Stock are not entitled to vote except in the event the Company desires to issue shares of a class or series of preferred stock which could adversely effect the rights of such holders, or as may otherwise be required by law. The holders of Series C Preferred Stock are entitled to receive dividends at an annual rate of 8% of the stated value ($1,000) of the Series C Preferred Stock, subject to the prior declaration or payment of any dividend to which the holders of the Company's Series A Preferred Stock and the Series B Preferred Stock are entitled. Dividends on shares of the Series C Preferred Stock are cumulative and are payable only upon conversion of the Series C Preferred Stock.

Item 8.  Changes in and disagreements with Accountants.

        Not applicable.

                                    PART III
                                    --------

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance With Section 16(a) of the Exchange Act.

        The information with respect to Directors of the Company under the caption "Election of Board of Directors" contained in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the year ending December 31, 1998 is incorporated herein by reference.

        The information with respect to the Executive Officers of the Company under the caption "Executive Officers" contained in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the year ending December 31, 1998 is incorporated herein by reference.

        The information contained under the caption "Section 16(a) Beneficial Ownership Reporting Compliance" contained in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the year ending December 31, 1998 is incorporated herein by reference.

Item 10.  Executive Compensation.

        The information contained under the caption "Executive Compensation" in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the year ending December 31, 1998 is incorporated herein by reference.

Item 11.  Security Ownership of Certain Beneficial Owners and Management.

        The information contained under the caption "Security Ownership of Certain Beneficial Owners and Management" in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the year ending December 31, 1998 is incorporated herein by reference.


Item 12. Certain Relationships and Related Transactions.

        The information contained under the caption "Related Transactions" in the Company's Proxy Statement relating to the Annual Meeting of Shareholders for the year ending December 31, 1998 is incorporated herein by reference.


Item 13.  Exhibits and Reports on Form 8-K.

    (a) Index of Exhibits (Not included herein.)

                                                                       Exhibit
        Description                                                     Number
        -----------                                                     ------

        Agreement and Plan of Merger dated December 6, 1994, as           2.1
        amended, among the Company, Mirror Consolidation
        Company, and MAINTECH Resources, Inc. (the Articles of
        Merger are attached thereto as Exhibit A) (incorporated herein by reference to the Registrant's Form 8-K filed with the Commission on January 19, 1995).

        Agreement and Plan of Merger dated March 5, 1999, among            2.2
        the Company, BHT Acquisition, Inc., and Breece Hill
        Technologies, Inc.

        Bylaws of the Company, as amended (incorporated herein             3.1
        by reference to the Registrant's Form S-1 (File No.
        33-34894)).

        Second Amended and Restated Articles of Incorporation of           3.2
        the Company (incorporated herein by reference to the Registrant's Form 10-QSB for the quarter ended September
        30, 1998. (File No. 0-14692)).

        Certificate of Designation of Series C Convertible                 3.3
        Preferred Stock, as filed on March 24, 1999 and corrected on March 30, 1999.

        Form of 11% Convertible Subordinated Debenture due July            4.1
        1, 1996 (incorporated herein by reference to the Registrant's Form 10-KSB for the year ended March 31,
        1991.)

        Form of Registration Agreement between the Company and             4.2
        holders of the Company's 11% Convertible Subordinated
        Debentures Due July 1, 1996 (incorporated herein by reference to the Registrant's Form 10-K for the year ended March 31, 1991).

        Form of Certificate of the Company's Series A                      4.3
        Convertible Preferred Stock (incorporated herein by reference to the Registrant's Form 10-KSB for the year ended December 31, 1994).

        Form of Certificate of the Company's Common Stock                  4.4
        following change of corporate name (incorporated herein by reference to the Registrant's Form 10-KSB for the year ended December 31, 1995).

        Form of Promissory Note, dated June 19, 1997, issued to            4.5
        each of Marquette Bancshares, Inc. and Mezzanine Capital
        Partners, Inc. (incorporated by reference to the Registrant's Form SB-2, as amended (File No. 333-33477)).

        Form of Preferred Stock and Warrant Purchase Agreement,            4.6
        including Form of Warrant and Registration Rights exhibit thereto, relating to sale of Series B Convertible
        Preferred Stock and Callable Common Stock Warrants during the fourth quarter of 1998.

        Form of Certificate of the Company's Series B                      4.7
        Convertible Preferred Stock.

        Form of Series C Convertible Preferred Stock Purchase              4.8
        Agreement, dated March 24, 1999, which sets forth the rights of the holders of Series C Convertible Preferred
        Stock and the Warrants issued in connection therewith.

        Form of Certificate of the Company's Series C                      4.9
        Convertible Preferred Stock;

        The Company's 1989 Stock Option Plan (incorporated                10.1
        herein by reference to Exhibit 28 to the Registrant's
        Registration Statement on Form S-8, (File 33-33576)).

        Amendments No. 1 and 2, dated October 17, 1991 and April          10.2
        24, 1992, respectively, to the Company's 1989 Stock
        Option Plan (incorporated herein by reference to the Registrant's Form 10-K for the year ended March 31,
        1992).

        Mirror Technologies, Incorporated 401(K) Plan effective           10.3
        April 1, 1992 (incorporated herein by reference to the Registrant's Form 10-K for the year ended March 31,
        1992).

        Exclusive Distributor and Licensing Agreement between             10.4
        Yutaka Takagi and Circle Corporation and MAINTECH
        Resources, Inc. and Global MAINTECH, Inc. dated December
        20, 1994 (incorporated herein by reference to the Registrant's Form 10-KSB for the year ended December 31,
        1994).

        Amendment No. 3, dated May 15, 1995 to the Company's              10.5
        1989 Stock Option Plan (incorporated herein by reference to the Registrant's Form 10-KSB for the year ended
        December 31, 1995).

        Asset Purchase Agreement, dated November 1, 1998, by and          10.6
        among Global MAINTECH, Inc., Global MAINTECH
        Corporation, Singlepoint Systems, Inc. and Enterprise
        Solutions, Inc. (incorporated herein by reference to the Registrant's Form 8-K filed with the Commission on December 23, 1998 (File No. 0-14692)).

        License and Asset Purchase Agreement between Infinite             10.7
        Graphics Incorporated and the Company dated February 27,
        1998 (incorporated herein by reference to the Registrant's
        Form 10-KSB for the year ended December 31, 1997).

        Office Lease between the Company and Compass Marketing,           10.8
        Inc., sublessor, and Glenborough Realty Trust
        Incorporated, lessor, dated March 3, 1998 (incorporated herein by reference to the Registrant's Form 10-KSB for the year ended December 31, 1997).

        Subsidiaries of the Registrant (incorporated herein by              21
        reference to the Registrant's Form 10-KSB for the year ended December 31, 1994).

        Consent of KPMG Peat Marwick LLP                                    23

        Financial Data Schedule                                             27

        Cautionary Statement                                                99

(b) Reports on Form 8-K

        Form 8-K was filed on December 23, 1998 in connection with the Company's acquisition of the assets from Enterprise Systems, Inc. (File No. 0-14692).

                                   Signatures

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Global MAINTECH Corporation


Dated: March 31, 1999                       By  /s/ James Geiser
                                                -----------------------------
                                                James Geiser
                                                Chief Financial Officer


        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


NAME                                           TITLE                               DATE
----                                           -----                               ----

 /s/ David McCaffrey                    Chief Executive Officer                 March 31, 1999
------------------------------------    (Principal Executive Officer) and
David McCaffrey                         Director


 /s/ James Geiser                       Chief Financial Officer and Secretary   March 31, 1999
------------------------------------    (Principal Financial and Accounting
James Geiser                            Officer)


 /s/ Robert E. Donaldson                Director                                March 31, 1999
------------------------------------
Robert E. Donaldson


/s/ John E. Haugo                       Director                                March 31, 1999
------------------------------------
John E. Haugo


/s/ John Clarey                         Director                                March 31, 1999
------------------------------------
John Clarey


/s/ Douglas Pihl                        Director                                March 31, 1999
------------------------------------
Douglas Pihl


                                  Exhibit Index

                                                                        Exhibit
        Description                                                     Number
        -----------                                                     ------

        Agreement and Plan of Merger dated March 5, 1999,                  2.2
        among the Company, BHT Acquisition, Inc., and Breece
        Hill Technologies, Inc.

        Certificate of Designation of Series C Convertible                 3.3
        Preferred Stock, as filed on March 24, 1999 and corrected on March 30, 1999.

        Form of Preferred Stock and Warrant Purchase Agreement,            4.6
        including Form of Warrant and Registration Rights exhibit thereto, relating to sale of Series B Convertible
        Preferred Stock and Callable Common Stock Warrants during the fourth quarter of 1998.

        Form of Certificate of the Company's Series B                      4.7
        Convertible Preferred Stock.

        Form of Series C Convertible Preferred Stock Purchase              4.8
        Agreement, dated March 24, 1999, which sets forth the rights of the holders of Series C Convertible Preferred
        Stock and the Warrants issued in connection therewith.

        Form of Certificate of the Company's Series C                      4.9
        Convertible Preferred Stock;

        Consent of KPMG Peat Marwick LLP                                    23

        Financial Data Schedule                                             27

        Cautionary Statement                                                99

                                                                         Annex B

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 10-QSB



                  QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                For the Quarterly Period Ended September 30, 1999



                         Commission File Number 0-14692

                 ----------------------------------------------


                           Global MAINTECH Corporation


               Minnesota                                 41-1523657
         State of Incorporation               I.R.S. Employer Identification No.



                 7578 Market Place Drive, Eden Prairie, MN 55344
                        Telephone Number: (612) 944-0400



                 ----------------------------------------------


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                Yes _X_   No ___


                 ----------------------------------------------


On November 15, 1999 there were 4,823,187 shares of the Registrant's no par value common stock outstanding.


Transitional small business issuer format: No

                         SAFE HARBOR STATEMENT UNDER THE
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Quarterly Report on Form 10-QSB contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties that may cause the Company's actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to, the uncertainty in the Company's ability to continue to operate profitably in the future; failure of the Company to meet its future additional capital requirements; loss of key personnel; failure of the Company to respond to evolving industry standards and technological changes; inability of the Company to compete in the industry in which it operates; failure of the Company to successfully integrate the operations of newly acquired businesses; lack of market acceptance of the Company's products, including products under development; failure of the Company to secure adequate protection for the Company's intellectual property rights; and the Company's exposure to product liability claims. The forward-looking statements qualified in their entirety by the cautions and risk factors set forth in Exhibit 99, under the statements are caption "Cautionary Statement," to this Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999.

--------------------------------------------------------------------------------
                          PART I. FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ITEM 1. FINANCIAL STATEMENTS

                           GLOBAL MAINTECH CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                     ASSETS

                                                         September 30,  December 31,
                                                             1999           1998
                                                          -----------   -----------
CURRENT ASSETS
    Cash and cash equivalents                             $   754,128   $   664,066
    Accounts receivable, less allowance for doubtful
        accounts of $760,000 and $300,000, respectively     8,247,561     2,283,578
    Other receivables                                         241,119       147,466
    Inventories                                             4,794,313       861,418
    Prepaid expenses and other                                570,495        80,094
    Current portion deferred debt issue costs                  75,790          --
    Current portion of investment in
      sales-type leases                                          --          20,776
                                                          -----------   -----------
        Total current assets                               14,683,406     4,057,398

Property and equipment, net                                 1,647,452     1,042,432
Leased equipment                                              132,026       124,658
Software development costs, net                             3,397,610     2,273,834
Purchased technology and other intangibles, net            21,989,322     1,419,008
Net investment in sales-type leases,
      net of current portion                                     --          22,410
Other assets, net                                             449,874       193,191
                                                          -----------   -----------

                                 TOTAL ASSETS             $42,299,690   $ 9,132,931
                                                          ===========   ===========

The accompanying notes are an integral part of these consolidated statements.

                           GLOBAL MAINTECH CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                  September 30,   December 31,
                                                                                      1999            1998
                                                                                  ------------    ------------
CURRENT LIABILITIES
    Accounts payable                                                              $  6,068,545    $    867,120
    Current portion of  notes payable                                                7,152,730         395,680
    Convertible subordinated debentures                                                      -         200,000
    Accrued liabilities compensation and payroll taxes                               4,828,444         267,581
    Other                                                                              291,878          31,049
    Deferred revenue                                                                   660,880         228,231
                                                                                  ------------    ------------

           Total current liabilities                                                19,002,477       1,989,661
                                                                                  ------------    ------------

    Subordinated notes payable, less current portion                                 5,595,118       1,700,000

    Minority interest                                                                1,000,000            --
                                                                                  ------------    ------------
           Total liabilities                                                        25,597,595       3,689,661

STOCKHOLDERS' EQUITY

   Voting, convertible preferred stock - Series A, convertible into one common stock share for each five preferred shares, no par value; 887,980 shares authorized; 129,176 shares in 1999 and in 1998 issued and outstanding;
        total liquidation preference of outstanding shares-$242,200               $     60,584    $     60,584
   Voting, convertible preferred stock - Series B, convertible on or before September 23, 2001 based on price of common stock; conversion price not to exceed $12.50 per share or be less than $3.75; dividend of
        8% payable in cash or common stock of Company; no par value; 123,077 shares authorized; 51,792 shares issued and outstanding; total
        liquidation preference of outstanding shares-$1,683,269                      1,683,269       2,183,769
   Non-voting, convertible preferred stock - Series C, convertible on or before March 31, 2002 based on price of common stock; conversion price not to exceed $12.50 per share; dividend of 8% payable in cash or common stock of Company; no par value; 1,675 shares authorized; 1,675 shares in 1999 and none in 1998 issued and outstanding; total
        liquidation preference of outstanding shares-$1,675,000                      1,504,000            --
    Common stock, no par value; 9,698,992 shares authorized;
        4,821,187 shares in 1999 and 3,681,879 shares in 1998
        issued and outstanding                                                            --              --
    Additional paid-in-capital                                                      25,305,133       7,362,796
    Notes receivable-officers                                                         (294,500)       (294,500)
    Accumulated deficit                                                            (11,556,391)     (3,869,379)
                                                                                  ------------    ------------

           Total stockholders' equity                                               16,702,095       5,443,270
                                                                                  ------------    ------------

                                                                                  $ 42,299,690    $  9,132,931
                                                                                  ============    ============

The accompanying notes are an integral part of these consolidated statements.

                           GLOBAL MAINTECH CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                 Three Months Ended             Nine Months Ended
                                                                    September 30,                  September 30,
                                                            ------------    ------------    ------------    ------------
                                                                1999            1998            1999           1998
                                                            ------------    ------------    ------------    ------------
Net sales
    Systems                                                 $  9,590,368    $  1,378,093    $ 22,673,592    $  4,325,499
    Maintenance, consulting and other                            975,355         280,517       3,221,771         806,369
                                                            ------------    ------------    ------------    ------------
                  Total net sales                             10,565,723       1,658,610      25,895,363       5,131,868

Cost of sales
    Systems                                                    6,364,442         243,386      14,417,590       1,117,380
    Maintenance, consulting and other                            649,351         275,624       1,892,435         652,564
                                                            ------------    ------------    ------------    ------------
                  Total cost of sales                          7,013,793         519,010      16,310,025       1,769,944
                                                            ------------    ------------    ------------    ------------
                  Gross profit                                 3,551,930       1,139,600       9,585,338       3,361,924

Operating expenses
    Selling, general and administrative                        7,356,497         838,494      13,717,752       2,440,027
    Research and development                                     331,278         212,463       1,240,593         485,984
                                                            ------------    ------------    ------------    ------------
                   Income (loss) from operations              (4,135,845)         88,643      (5,373,007)        435,913

Other income (expense):
    Interest expense                                            (392,108)        (68,591)       (824,160)       (215,257)
    Interest income                                                5,263             607           8,811         124,395
    Amortization of deferred debt costs                         (341,524)        (11,073)       (904,214)        (33,220)
    Other expenses                                              (451,200)           --          (451,200)           --
                                                            ------------    ------------    ------------    ------------
                   Total other income (expense), net          (1,179,569)        (79,057)     (2,170,763)       (124,082)
                                                            ------------    ------------    ------------    ------------
    Income (loss) before cumulative effect of change
      in accounting principle                                 (5,315,414)          9,586      (7,543,770)        311,831

Cumulative effect of change to straight-line depreciation           --              --            99,607            --
                                                            ------------    ------------    ------------    ------------
                     Net income (loss)                      $ (5,315,414)   $      9,586    $ (7,444,163)   $    311,831
                                                            ------------    ------------    ------------    ------------
Accrual of cumulative dividends on
     convertible preferred stock                                (129,175)           --          (242,849)           --
                                                            ------------    ------------    ------------    ------------
Net income (loss) attributable
  to common stockholders                                    $ (5,444,589)   $      9,586    $ (7,687,012)   $    311,831
                                                            ============    ============    ============    ============
Basic earnings (loss) per common share:
    Net income (loss) before cumulative effect of
        change in accounting principle                      $     (1.308)   $      0.003    $     (2.013)   $      0.089
    Cumulative effect of change in accounting principle             --              --             0.026            --
                                                            ------------    ------------    ------------    ------------
    Net income (loss)                                       $     (1.308)   $      0.003    $     (1.987)   $      0.089
                                                            ============    ============    ============    ============
Diluted income (loss) per common share:
    Net income (loss) before cumulative effect of
        change in accounting principle                      $     (1.308)   $      0.002    $     (2.013)   $      0.077
    Cumulative effect of change in accounting principle             --              --             0.026            --
                                                            ------------    ------------    ------------    ------------
    Net income (loss)                                       $     (1.308)   $      0.002    $     (1.987)   $      0.077
                                                            ============    ============    ============    ============

Shares used in calculations:
  Basic                                                        4,162,425       3,582,042       3,868,421       3,521,922
  Diluted                                                      4,162,425       3,998,665       3,868,421       4,060,546


The accompanying notes are an integral part of these consolidated statements.

                           GLOBAL MAINTECH CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                 Nine Months Ended
                                                                   September 30
                                                            --------------------------
                                                                1999           1998
                                                            -----------    -----------
Cash flows from operating activities:

    Net income (loss)                                       $(7,444,163)   $   311,831
    Adjustments to reconcile net income (loss) to
      net cash used in operating activities:
         Stock issued for services                            1,290,000           --
        Depreciation and amortization                         4,925,203        990,238

        Changes in operating assets and liabilities:
              Accounts receivable                            (2,082,106)    (1,831,170)
              Other receivables                                 (77,004)      (173,613)
              Inventories                                      (466,301)      (599,837)
              Prepaid expenses and other                       (211,508)       (81,643)
              Accounts payable                               (2,448,954)        98,386
              Accrued liabilities                             1,184,698        146,925
              Deferred revenue                                  230,268        (30,516)
                                                            -----------    -----------
                        Cash used by operating activities    (5,099,868)    (1,169,399)
                                                            -----------    -----------

Cash flows from investing activities:
    Cash received from sales-type leases                         22,410        679,634
    Purchase of property and equipment                         (408,747)      (204,770)
    Reduction (increase) in leased equipment                    (40,686)        37,156
    Investment in software development costs                 (2,331,189)    (1,904,808)
    Cash acquired in acquistions                                606,998           --
    Investment in other assets                                 (190,523)      (803,826)
    Investment in note receivable                                  --         (170,000)
    Payments received on notes receivable                          --           75,000
                                                            -----------    -----------
                        Cash used by investing activities    (2,341,737)    (2,291,614)
                                                            -----------    -----------

Cash flows from financing activities:
    Net proceeds from issuance of preferred stock             1,504,000        481,988
    Net proceeds from issuance of common stock                2,720,488      1,627,007
    Net Proceeds of short-term notes payable                  2,807,179           --
    Net Proceeds/Payments of long-term notes payable            500,000        (75,000)
                                                            -----------    -----------
         Cash provided by financing activities                7,531,667      2,033,995
                                                            -----------    -----------


         Net increase (decrease) in cash                         90,062     (1,427,018)

         Cash and cash equivalents at beginning of period       664,066      1,726,889
                                                            -----------    -----------

         Cash and cash equivalents at end of period         $   754,128    $   299,871
                                                            ===========    ===========

The accompanying notes are an integral part of these consolidated statements.

                           GLOBAL MAINTECH CORPORATION

             FOOTNOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     General

     The consolidated financial statements include the accounts of all subsidiaries in which a controlling interest is held. These subsidiaries include Global MAINTECH, Inc. ("GMI"), Breece Hill Technologies, Inc. ("BHT"), and Singlepoint Systems, Inc. ("SSI"). The Company is primarily engaged in the business of providing systems and network management products and tape library storage devices to computer data centers, primarily in the United States.

     The Company has expanded through internal development and acquisitions. SSI was created as a subsidiary in connection with the Company's acquisition of substantially all of the assets of Enterprise Solutions, Inc. in November 1998. The Company acquired BHT in April 1999. The network monitoring products were developed during 1998 and were made available for sale in January 1999. In addition, in February 1998 the Company licensed certain software and purchased certain assets relating to the system software business of Infinite Graphics Incorporated, a Minnesota corporation ("IGI"), and in September 1999 the Company purchased the substantially all of the assets and liabilities of Lavenir Technology, Inc ("Lavenir"). The Company uses the IGI and Lavenir software and assets to design, assemble and market computer-aided design and manufacturing software systems that operate on a variety of mid-range and personal computer platforms. However, due to payment default which is in dispute, the IGI license agreement may terminate on December 12, 1999 and the assets purchased from IGI will revert to IGI as of the same date.

     The Company was incorporated under the laws of the State of Minnesota in 1985 under the name Computer Aided Time Share, Inc. In 1995, the Company changed its name to Global MAINTECH Corporation.

     Basis of Presentation

     The interim consolidated financial statements are unaudited, but in the opinion of management, reflect all adjustments necessary for a fair presentation of results for such periods. All such adjustments are of a normal recurring nature.

     The results of operations for any interim period are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.

     Earnings (Loss) Per Share

     Basic and diluted net earnings (loss) per share is computed by dividing the net earnings (loss) by the weighted average number of shares of common stock outstanding during the period. During 1999, dilutive shares were excluded from the net loss per share computation as their effect was antidilutive.

     The weighted average shares and total dilutive shares used in the calculation of basic and diluted earnings (loss) per share are as follows:

                                          Three Months Ended           Nine Months Ended
                                          ------------------           -----------------
                                     September 30,  September 30,  September 30,  September 30,
                                          1999           1998           1999           1998
                                     -------------  -------------  -------------  -------------
Basic Earnings (Loss) Per Share
Weighted average shares                4,162,425      3,582,042      3,868,421      3,521,922

Diluted Earnings (Loss) Per Share
Weighted average shares                4,162,425      3,582,042      3,868,421      3,521,922
Stock options and warrants                  --          389,721           --          511,722
Conversion of preferred stock               --           26,902           --           26,902
                                     --------------------------------------------------------

Total dilutive shares                  4,162,425      3,998,665      3,868,421      4,060,546
                                     ========================================================

     Capitalized Software Development Costs

     Under the criteria set forth in SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed, capitalization of software development costs begins upon the establishment of technological

                           GLOBAL MAINTECH CORPORATION

             FOOTNOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

feasibility of the software. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenues, estimated economic life, and changes in software and hardware technology. Capitalized software development costs are amortized utilizing the straight-line method over the estimated economic life of the software not to exceed three years.

     The carrying value of a software development asset is regularly reviewed by the Company and a loss is recognized when the unamortized costs are not recoverable based on the estimated cash flows to be generated from the applicable software.

     Purchased Technology and Other Intangibles

     The Company has recorded the excess of purchase price over net tangible assets as purchased technology and other intangibles based on the fair value of such items at the date of purchase. These assets are amortized over their estimated economic lives using the straight-line method. Recorded amounts are regularly reviewed and recoverability assessed. The review considers factors such as whether the amortization of these capitalized amounts can be recovered through forecasted undiscounted cash flows.

     The Company has allocated the excess of purchase price over net tangible assets to purchased technology, assembled workforce, distribution agreements, OEM agreements and trade names. The amortization periods for these categories vary from 2 to 7 years and average approximately 5 years. For a substantial portion of these assets the Company employed an independent valuation firm to determine the allocation of excess purchase price and the appropriate amortization periods.

     Purchased technology and other intangibles at September 30, 1999 includes $14,752,117 of gross intangible assets as a result of the acquisition of BHT, $3,300,000 of gross assets as a result of payment of contingent consideration related to the acquisition of IGI and $4,985,000 of gross intangible assets as a result of the Lavenir acquisition (both discussed under "Acquisitions").

     Reverse Stock Split

     The Company effected a reverse stock split of 1 share of the Company's Common Stock for each 5 shares of the Company's Common Stock, on September 2, 1999. The conversion of Preferred Stock into Common Stock was also adjusted, and in some cases, the Preferred Stock itself according to its terms. As a result, the aggregate number of authorized shares of the Company was reduced from 50,000,000 to 10,711,724 shares. Excluding the Preferred Stock, the aggregate number of authorized shares is now 9,698,992. The effect of the stock split on share and per share amounts has been retroactively reflected in the accompanying consolidated financial statements and notes thereto.

The reverse stock split does not adversely affect the rights or preferences of the holders of outstanding shares of any class or series of the Company's capital stock.


     Common Stock Issuance

     In March 1999, the Company began a private placement of common stock at a purchase price of $5.625 per share. The Company completed this private placement on May 12, 1999. A total of 265,222 shares were sold for total gross proceeds of $1,491,875. Aethlon Capital acted as the placement agent. The Company paid the placement agent a cash commission equal to 10% of the gross proceeds and reimbursed the agent for out-of-pocket expenses incurred in connection with the offering. The Company also issued to the agent a warrant to purchase up to 26,522 shares of the common stock with an exercise price of $5.625 per share.

     On June 28, 1999, the Company began a second private placement of common stock at a purchase price of $5.00 per share. As of September 30, 1999 a total of 129,430 shares were sold for total gross proceeds of $647,150. Aethlon Capital acted as the placement agent. The Company paid the placement agent a cash commission equal to 10% of the gross proceeds and reimbursed the agent for out-of-pocket expenses incurred in connection with the offering. The Company also issued to the agent a warrant to purchase up to 10% of the number of shares of the common stock sold in the offering, which warrant will have an exercise price of $5.00 per share.

                           GLOBAL MAINTECH CORPORATION

             FOOTNOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     The securities issued pursuant to these offerings were exempt from registration under Rule 506 of Regulation D of the Securities Act of 1933, as amended.

     In August 1999, the Company entered into two arrangements to receive investor relations consulting services in return for the issuance of an aggregate of 258,000 shares of common stock. The Company recorded an expense of $1,290,000 for the value of shares issued for the consulting services received.

     On May 7, 1999, the Company issued convertible notes payable to two accredited investors in the aggregate principal amount of $167,372. The notes were convertible into common stock at $1.25 per share. The notes were to become due on November 7, 1999; however, on September 9, 1999, the notes were converted, in accordance with their terms, into 26,554 shares of common stock. The shares of common stock issued upon conversion of the notes were exempt from registration under Section 3(a)(9) of the Securities Act.

     On August 6 and again on September 30, 1999, the Company rescheduled the principal payment of $250,000 of a $500,000 note payable to Andersen, Weinroth, which originally was due on July 31, 1999. This payment is now due on November 30, 1999. In connection with these reschedulings, the Company issued warrants to purchase a total of 30,000 shares of common stock at an exercise price of $5.40 per share to Andersen, Weinroth. These warrants have a term of five years and were issued pursuant to Section 4(2) of the Securities Act.

     Change in Depreciation Method

     Effective January 1, 1999, the Company adopted the straight-line method of depreciation for its property and equipment. Previously the Company used the double declining balance method. The Company changed its method based on an evaluation by management which indicated that the property and equipment does not depreciate on an accelerated basis during its early years, is not subject to significant additional maintenance in the later years of the assigned useful life and that the new method results in a better matching of revenues and expenses.

     The cumulative effect of this accounting change was to decrease the net loss by $99,607 ($0.026 per share) in the nine months ended September 30, 1999.

     Reclassifications

     Certain amounts previously reported in 1998 have been reclassified to conform to the 1999 presentation.

     Acquisitions

     On September 28, 1999, the Company, through its wholly owned subsidiary Global MAINTECH, Inc. ("GMI"), purchased substantially all the assets of Lavenir Technology, Inc., a California corporation ("Lavenir"), pursuant to an Agreement and Plan of Reorganization (the "Purchase Agreement") by and among the Company, GMI and Lavenir. Immediately prior to the acquisition, Lavenir was engaged in the business of developing and selling software and Raster Photoplotters for the printed circuit board industry.

         In addition to purchasing substantially all of the assets of Lavenir (including rights under and to Lavenir's computer software products and the trademarks and copyrights related thereto), the Company assumed certain liabilities of Lavenir, including, Lavenir's ongoing leases, debt and contract obligations. The primary assets acquired by the Company were a suite of CAD/CAM software products, including the ability to design, test, verify and repair precision graphics designs. This software is sold independently or with Raster Photoplotters, sophisticated hardware products used to build master printed circuit boards.

     The transaction was treated as an asset purchase for accounting purposes. The total purchase price of $5,300,000 is payable as follows: 266,000 shares of the Company's common stock was paid to Lavenir at closing and $400,000 in the form of a payable due on January 31, 2000. A maximum of 700,000 additional shares of common stock are issuable as of April 30, 2000 sufficient to cause the value of the shares debt previously issued and the $400,000 liability to total $5,300,000 as of April 30, 2000. The holders of common stock issued by the Company in connection with the acquisition were granted customary registration rights.

     The Company received net assets, excluding capitalized software fair valued at approximately $315,000 as a result of the Lavenir acquisition and allocated the purchase price of $4,985,000 to purchased technology with useful lives of three to five years.

     On April 14, 1999, the Company acquired all of the issued and outstanding common stock and Series A Convertible Preferred Stock (the "Outstanding Shares") of Breece Hill Technologies, Inc. ("BHT") in connection with the merger of BHT Acquisition, Inc., a subsidiary of GMI, with and into BHT. BHT was the surviving corporation and is now a subsidiary of GMI. The Company recorded this acquisition using the purchase method of accounting.

     In exchange for the cancellation of their Outstanding Shares, holders of such shares received rights to proportionate interests in the merger consideration, which consisted of warrants to purchase a total of 900,000 shares of the Company's common stock and the right to receive an earn out payment based in part on the sales of BHT over the twelve months following the acquisition. This earn out payment will be made, if at all, in the form of the Company's common stock in the maximum amount of 1,100,000 shares, a portion of the fair value of which

                           GLOBAL MAINTECH CORPORATION

             FOOTNOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

may be satisfied with cash. Subsequent to the date of acquisition, the BHT subsidiary issued 400,000 shares of Preferred Stock Series B to Hambrecht & Quist Guaranty Fund LLP in exchange for a reduction of debt secured by certain assets of BHT in the amount of $1,000,000. The Preferred Stock has a monthly dividend of $10,000 payable in cash or common stock of Global MAINTECH Corporation and is convertible at the option of the holder into common stock of Global MAINTECH Corporation. The Company has recorded this Preferred Stock as a minority interest in BHT.

     BHT is a supplier of automated tape libraries used to backup, restore and archive information stored in networks on servers, PCs and workstations, and stored via on-line data storage subsystems.

     The Company engaged an independent valuation firm to determine the fair value of the assets purchased. The total valuation in excess of the book value acquired was $14,752,117 and is comprised of the fair value of warrants issued using a Black-Scholes valuation model in the amount of $7,630,544, and liabilities assumed in excess of assets in the amount of $7,121,573. The $7,630,544 valuation includes the warrants to purchase 900,000 shares of common stock and warrants issued to Maven Securities, Inc. as fees for acting as placement agent. The Company assigned $494,000 of the $14,752,117 valuation to inventory which was expensed as a cost of sale in the fiscal quarter ended June 30, 1999 and assigned $83,381 to in process research and development which was expensed in the fiscal quarter ended June 30, 1999. The remaining portion of this valuation of $14,174,736 was assigned to purchased technology in the following components:

                                             Amount        Amortization
                                            (000's)        period (yrs.)
                                            -------        -------------

     Technology                              $4,632               7
     Assembled workforce                      1,575               3
     Distribution Agreements                  5,374               7
     IBM OEM Agreement                        1,668               2
     Trade Name                                 926               7
                                          ---------
                          Total             $14,175

The Company recorded amortization expenses of approximately $1,650,000 through September 30, 1999 related to the above intangible assets.

     The unaudited pro forma combined historical results, as if BHT and Lavenir had been acquired as of January 1, 1998, are estimated to be:

                                             Nine months     Nine months
                                                ended           ended
           (000's, except per share data)   September 30,   September 30,
                                                1998            1999
           ---------------------------------------------------------------

           Revenue                               31,700      $   31,170
           Net loss                          $   (6,078)     $   (2,674)
           Net loss per common share         $   (1.726)     $   (0.691)

The pro forma results include amortization of the intangibles related to both acquisitions. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each of the fiscal periods presented, nor are they necessarily indicative of future consolidated results.

     In June 1999 the Company settled the amount of contingent consideration related to certain software assets purchased from Infinite Graphics, Inc. pursuant to an acquisition agreement dated February 1998. In addition to the initial cash paid in 1998 of $700,000, the contract provided for additional contingent consideration based on certain operating results in the amount of $3,300,000. As operating results met the criteria related to the contingent consideration, the full contingent amount was fulfilled. The Company paid this amount by an assignment of accounts receivable in the amount of $1,435,481, and by the recognition of an accrued liability in the amount of $1,864,519 which is now recorded in current liabilities. The additional consideration was recorded as additional purchased technology and other intangibles.

Contingencies

    On October 29, 1999, the Company rescheduled the borrowing base line of credit to bring it into compliance with the terms of its credit facility with H&Q and made arrangements to make the final payment of $250,000 of a $500,000 note payable to Andersen, Weinroth which was due on September 30, 1999. This payment is now scheduled to be made on or before November 30, 1999.

    Pursuant to the terms of the purchase agreement relating to the Company's acquisition of Enterprise Solutions, Inc. ("ESI"), the Company may be required to return the purchased assets and assumed liabilities of ESI to the former shareholders of ESI on a prospective basis if the Company does not meet certain working capital conditions set forth in the purchase agreement. On September 29, 1999, ESI notified the Company that it's subsidiariy, Global MAINTECH, Inc. was in default of one of those conditions. This default notice has since been waived by ESI.

    The Company received notice from Infinite Graphics Incorporated, dated November 12, 1999, regarding (1) the termination of the license agreement for the IGI CAD/CAM software it licensed from IGI pursuant to the License and Asset Purchase Agreement between the Company and IGI dated February 27, 1998 (the "IGI Agreement") and (2) the transfer back to IGI of the related assets the Company purchased from IGI pursuant to the IGI Agreement (the "Transferred Assets"). IGI's right to terminate the license agreement and to reclaim the Transferred Assets arose due to the Company's inability to pay the earn-out payment due to IGI pursuant to the Purchase Agreement. The amount of this payment was approximately $1,864,000 and was due in June 1999. The termination of the license and the reversion of the assets, according to the claim is to be effective as of December 12, 1999. IGI claims that the Company still must pay IGI all or a portion of the earn out payment. The Company intends to dispute this claim vigorously.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Results of Operations

     Operating results by segment are as follows:

               Segment Third Quarter Comparison
                                       Amount             Inc (Dec)              % of Revenue
                     (000's)      1999       1998       $           %          1999        1998
                                -----------------------------------------------------------------
Revenue

Monitoring Products               1,855      1,659       196       11.8%       17.6%      100.0%
Tape Library Storage Products     8,711         --     8,711        N/A        82.4%         --
                                -----------------------------------------------------------------
                        Total    10,566      1,659     8,907      536.9%      100.0%      100.0%

Income (loss) from operations
Monitoring Products              (3,186)        89    (3,275)   (3,679.8%)    (30.2%)       5.4%
Tape Library Storage Products      (950)        --      (950)       N/A        (9.0%)        --
                                -----------------------------------------------------------------
Total                            (4,136)        89    (4,225)   (4,747.2%)    (39.1%)       5.4%


           Segment Year-to-date (throughSept. 30) Comparison

                                      Amount              Inc (Dec)             % of Revenue
                     (000's)      1999       1998      $           %           1999       1998
                                ------------------------------------------------------------------
Revenue

Monitoring Products               7,134      5,132     2,002       39.0%       27.5%      100.0%
Tape Library Storage Products    18,761         --    18,761        N/A        72.5%         --
                                ------------------------------------------------------------------
                        Total    25,895      5,132    20,763      404.6%      100.0%      100.0%

Income (loss) from operations
Monitoring Products              (3,759)       435    (4,194)    (964.1%)     (14.5%)       8.5%
Tape Library Storage Products    (1,614)        --    (1,614)       N/A        (6.2%)        --
                                ------------------------------------------------------------------
                     Total       (5,373)       435    (5,808)   (1,335.2%)    (20.7%)       8.5%

     The consolidated financial statements that accompany this discussion show the operating results of the Company for the quarters ended September 30, 1999 and 1998. These results include the operations of GMI, BHT and SSI.

     Net Sales for the third quarter ended September 30, 1999 were approximately $10,566,000 compared to sales for the third quarter of 1998 of approximately $1,659,000. Sales for the nine months ended September 30, 1999 were approximately $25,895,000 compared to $5,132,000 in the same nine month period of 1998. The approximate $8,907,000 increase for the third quarter and the approximate $20,763,000 increase for the nine months ended September 30, 1999 is substantially related to the Company's acquisition of BHT in April 1999. BHT contributed approximately $8,711,000 and $18,761,000 in product sales for the third quarter and nine month periods, respectively. The remaining increases of $196,000 for the third quarter and $2,002,000 for the nine months ended September 30, 1999 are due to sales from new products and products acquired in the latter part of 1998 fiscal year.

     Cost of sales as a percentage of revenue increased in the third quarter of 1999 to 66% from 31% in the third quarter of 1998 and increased for the nine months ended September 30, 1999 to 63% from 34% in the nine months ended September 30, 1998. Excluding the newly acquired tape library business, BHT, cost of sales increased to 38% in the third quarter and decreased to 30% in the nine months ended September 30, 1999, respectively. Excluding one-time non-cash charges due to a $494,000 inventory valuation related to the BHT acquisition, the BHT cost of sales was 28% and 27% for the third quarter and nine months to date, respectively, which reflects the equipment and labor assembly costs of the tape library industry. The hardware component in the non-BHT business segment cost of sales decreased compared to the prior three and nine month periods. However, the cost of sales in 1999 includes an increase in amortization of software development costs in 1999 of approximately $460,000 and $1,360,000 for the three and nine month periods ended September 30, 1999. This increase in amortization of development costs caused the non-BHT business segment cost of sales as a percentage of revenue to increase to 38% in the third quarter of 1999 compared to 31% in the third quarter of 1998. Sales in the third quarter ended September 30, 1999 did not increase sufficiently to offset the increase in amortization of software development costs. The Company was expecting an increase in VCC sales which did not materialize. The Company attributes this to the shift in sales focus from direct sales to sales through the reseller arrangement with Hitachi Data Systems. The Company did not anticipate the delay in sales revenues as a result of focusing its sales force to this reseller arrangement but has recently experienced an increase in activity as a result of this change of sales focus and assumes this additional activity will continue.

     Selling, general and administrative expenses in the third quarter of 1999 were approximately $7,356,000 compared to $838,000 in the third quarter of 1998. For the nine month period ended September 30, 1999 these expenses were approximately $13,718,000 compared to $2,440,000 in the same period in 1998. Excluding BHT's selling, general and administrative expenses of approximately $3,357,000 and $6,234,000 in the third quarter and the first nine months of 1999, respectively, which includes approximately $800,000 and $1,647,000, respectively, of purchase cost amortization, these increases were approximately $3,999,000 and $7,484,000 for the three and nine month periods ended September 30, 1999, respectively. Included in this increase is a non-cash charge of $1,290,000 which reflects the issuance of 258,000 shares of common stock for a financial investment advisory program begun on August 30, 1999 and extending into the year 2000. The terms of this contract require the Company to reflect this cost at the start of the program. The Company does not expect to incur any significant cash expenditures for this program. The remaining increase in selling, general and administrative expenses of $2,709,000 and $6,194,000 for the three and nine month periods ended September 30, 1999, respectively, are primarily due to increases in salaries and advertising and secondarily to increases in travel and meals, depreciation and rent expenses. The increases are substantially staffing increases in the product areas generating increases in sales which include 10 new products from a combination of Singlepoint Systems and Magnum Technlogies. The Company has increased the number of employees in these product areas including sales, support and development and increased advertising and marketing to promote these products. The increase in travel expenses is related to increased sales activity. Depreciation and rent expenses increased due to depreciation from the purchase of additional equipment and space required for additional employees.

     Research and development costs in the third quarter of 1999 were approximately $331,000 compared to $212,000 in the third quarter of 1998. For the nine month period ended September 30, 1999 research and development costs were approximately $1,241,000 compared to $486,000 in the same period in the prior year. The increases of $119,000 in the third quarter and $755,000 for the nine months ended September 30, 1999 are primarily due to the monitoring products business segment and are due to increased salary and consulting expenses relating to additional employees and contractors in this expense category. The majority of these increases are related to new products developed or acquired by the Company throughout 1998 and the first nine months of 1999.

     Non-operating expenses include interest expense, amortization of capitalized debt issuance costs, interest income and other expense. The increase in amortization is due to the addition of deferred debt costs from the issuance of warrants related to $500,000 of subordinated short-term debt issued in February 1999. Interest expense increased $324,000 and $609,000 in the three and nine months ended September 30, 1999, respectively. The increase in both periods is primarily due to interest expense attributable to BHT in the amount of $217,000 and $443,000 in the three and nine months ended September 30, 1999, respectively. BHT has a line of credit to finance accounts receivable and inventory and subordinated debt totaling $6.7 million. The remainder of the increase is related to an increase in debt issued by the Company, a portion of which was issued in connection with the acquisition of BHT. Other expense increased as a result of an accrual of penalties on Preferred Stock Series B in the amount of $387,000. This accrual represents a penalty for a delay in the registration of the underlying common stock into which the Series B and C is convertible. No demand of the penalty interest has been made and the Company has a general understanding that such penalty interest may be waived. The Company plans to formalize this waiver during the next fiscal quarter.

Liquidity and Capital Resources

     As of September 30, 1999, the Company had negative working capital of approximately $4,255,000 compared to positive working capital of approximately $2,068,000 as of December 31, 1998. The decrease in positive working capital as of September 30, 1999 is due to the acquisition of long-term assets using short-term liabilities. During the nine months ended September 30, 1999, the Company has incurred short-term liabilities, primarily in the form of notes payable of approximately $3.0 million related to the acquisitions of BHT and Lavenir and for the investment in capitalized software costs and incurred short-term liabilities of approximately $1.8 million to complete the acquisition of the software licenses purchased from Infinite Graphics, Inc. ("IGI"). In addition, BHT has post-acquisition negative working capital of approximately $644,000.

     Net cash used in operating activities for the nine months ended September 30, 1999 was approximately $5,100,000. During this nine month period of 1999 operating funds loss of approximately $1,229,000 were used by the net loss prior to depreciation/amortization and valuation charges for common stock issued for investor relations services. The net loss was also affected by an allocation to inventory of a portion of the purchase price of BHT in the amount of $494,000 and the write-off of $83,000 of in process technology at BHT at the time of acquisition. The Company charged the $494,000 to cost of sales as the related inventory was sold and the $83,000 was charged to research and development. Operating funds were also provided by an increase in accrued expenses and deferred revenue in the combined approximate amount of $1,415,000. Operating funds were used by increases in current assets of approximately $2,837,000, which includes an increase in accounts receivable and inventory of approximately $2,082,000 and $466,000, respectively, and a decrease in accounts payable of approximately $2,449,000.

     Cash used by investing activities for the nine months ended September 30, 1999 was approximately $2,342,000 and included investments of $2,331,189 in capitalized computer software development costs, which represent costs incurred after technological feasibility has been established in connection with the development of enhancements to one or more particular software programs. The Company also invested in other assets in the amount of $191,000. The
Company also purchased approximately $427,000 of additions to machinery and equipment during the first nine months of 1999 and acquired $607,000 of cash as a result of its acquisitions. In the first nine months of 1998, cash used in investing activities totaled $2,292,000, which included investments in software development costs of $1,905,000, purchased technology of $804,000, purchases of property and equipment of approximately $205,000 and an investment, net of receipt of payments, in a note receivable in the amount of $95,000. These investments were partially offset by the sale of sales-type leases in the amount of $680,000 and a reduction in leased equipment in the amount of $95,000.

     Net cash of approximately $7,532,000 was provided by financing activities in the first nine months of 1999. This is primarily the result of net proceeds from the issuance of $1,504,000 of Series C convertible preferred stock at a per share price of $1,000 and approximately $2,720,000 from the issuance of shares of common stock in two private placements. In addition, proceeds in the amount of $3,307,000 were received from the issuance of both short-term and long-term debt primarily secured by long-term assets. In the first nine months of 1998, net cash of approximately $2,034,000 was provided by financing activities. Net proceeds of approximately $1,627,000 were received from the issuance of shares of common stock and approximately $482,000 from the issuance of Series B convertible preferred stock. These proceeds were partially offset by a $75,000 reduction in notes payable.

     Presently, the Company believes its negative working capital can be improved from the sale of a business unit and from earnings measured before non-cash items such as expenses for depreciation and amortization and stock issued for services. The Company's loss before non-cash items for the nine months ended September 30, 1999 was approximately $1,229,000 in the first nine months of 1999 which represents a decline from a similar measure in the first six months of 1999. This loss in the third quarter before non-cash items has caused the Company to implement a restructuring plan to reduce its expenses subsequent to September 30, 1999 which resulted in the layoff of approximately 20 employees and some temporary salary reductions for the remainder of 1999.

     While the loss before non-cash items in the third of 1999 is largely due to actual sales being less than forecasted, the loss was made worse because the Company was incurring operating expenses based upon a planned higher forecast than actually occurred. As a result operating expenses have been reduced accordingly. In addition to these changes in operations, the Company has also addressed the effects of this loss before non-cash items as it relates to the ability of the Company to keep current with its debt obligations. The Company has a note payable in the amount of $250,000 with Andersen, Weinroth & Co., L.P. which was due on September 30, 1999 and a borrowing base line of credit with H&Q both of which have payments which are past due as of September 30, 1999. On October 29, 1999, the Company has renegotiated its accounts receivable based line of credit with H&Q and H&Q has verbally agreed to purchase the $250,000 note payable from Andersen, Weinroth & Co., L.P. The terms of the renegotiation with H&Q call for the Company to significantly reduce the notes payable outstanding with H&Q with revenue from sales and from proceeds from additional equity, debt or asset sales. If the Company is not in default in its debt agreements with H&Q, the prepayments can be re-borrowed according to the standard terms of the borrowing base agreement.

     The Company has re-evaluated its assumptions predicting future growth in sales and improved earnings before non-cash items and believes the factors that created the loss in the three months ended September 30, 1999 will not significantly affect future sales. However future sales may be affected by the sale if a business unit or other changes. Although variable costs of sales have been reduced, certain costs of sales such as amortization of capitalized software costs are not directly related to short-term reductions in sales or reductions in the rate of sales growth. As a result total gross margins have declined. These results have reduced the Company's liquidity and can be expected to reduce the Company's ability to raise capital in the debt or equity markets. In addition, the Company has various contingencies that may require it to issue additional common stock. Depending on the outcome of these contingencies, it may be necessary for the Company to seek shareholder approval to authorize additional shares of common stock.

     Liquidity is also affected by the Company's ability to collect its accounts receivable and the Company's ability to realize full value for its inventory and other assets. As previously mentioned, the gross margins on the Company's inventory have not declined and the Company's inventory has increased over the nine months ended

September 30, 1999. Furthermore, based on its renegotiations withH&Q and the current forecast the Company believes it has adequate lines of credit and cash flow to purchase additional inventory as necessary. Although the Company's aged accounts receivable have improved as of September 30, 1999, there is no assurance this improvement will continue.

     The Company's debt level has increased substantially in the nine months ended September 30, 1999 and the majority of this debt matures over the next 18 months. The assets that support this debt have a longer expected life than the debt. This increase in debt has occurred in the non-BHT segment of the business that has a 67% to 69% gross margin. The Company believes the recent reduction in operating expenses in this segment of the business will enhance the Company's operating margin to service this debt with a higher level of profitability. Nevertheless, the Company can provide no assurance as to its future profitability and continued access to the capital markets or its ability to repay its debts as they become due.


Year 2000 Issue

     Background. Many currently installed computer systems and software are coded to accept only two-digit entries in the date code fields. These date code fields will need to accept four-digit entries to distinguish 21st century dates from 20th century dates. This problem could result in system failures or miscalculations causing disruptions of business operations (including, among other things, a temporary inability to process transactions, send invoices or engage in other similar business activities). As a result, many companies' computer systems and software will need to be upgraded or replaced in order to comply with year 2000 requirements. The potential global impact of the year 2000 problem is not known, and, if not corrected in a timely manner, could affect the Company and the U.S. and world economy generally.

     State of Readiness. The Company has analyzed the potential effect of the year 2000 issue on both the system software included in the Company's products and its internal systems (e.g., word processing and billing software), including its information technology ("IT") and non-IT systems (which systems contain embedded technology in manufacturing or process control equipment containing microprocessors or other similar circuitry). The Company's year 2000 compliance program has included the following phases: identifying systems that need to be modified or replaced; carrying out remediation work to modify existing systems or convert to new systems; and conducting validation testing of systems and applications to ensure compliance. The Company has completed the validation phase of this program with respect to its own products and software purchased or licensed from software vendors.

     The amount of additional remediation work required to address year 2000 problems, if any, is expected to be insignificant. The Company tested all of the system software included in its products and determined that it is year 2000 compliant. In addition, the Company has requested and received documentation from vendors supplying software for its primary business applications addressing year 2000 compliance. In all cases, vendors' responses indicated that their applications were currently year 2000 compliant. The Company believes that it has completed its year 2000 compliance program for all of its significant internal systems as of the date of this report. Nevertheless, the Company may continue to test its internal systems to verify that such systems are year 2000 compliant. The Company also has had informal discussions with its major suppliers and customers regarding their efforts to address the year 2000 problem. These actions were intended to help mitigate the possible external impact of the year 2000 problem. However, it is impossible to fully assess the potential consequences in the event service interruptions from suppliers occur or in the event that there are disruptions in such infrastructure areas as utilities, communications, transportation, banking and government.

     Costs. Because essentially all of the Company's products and internal systems were created in the last few years, such products and internal systems were designed to avoid the year 2000 problem. As a result, the total cost incurred for resolving the Company's year 2000 issues is believed tohave been less than $25,000, all of which was incurred prior to July 31, 1999. No additional costs are expected. The total cost estimate includes the cost of replacing or upgrading non-compliant systems that were otherwise planned (but perhaps accelerated due to the year 2000 issue) or which have significant improvements and benefits unrelated to year 2000 issues. Estimates of final year 2000 costs are based on numerous assumptions, and there can be no assurance that the estimates are correct or that actual costs will not be materially greater than anticipated.

     Contingency. The Company has not developed a contingency plan to provide for continuity of processing in the event of various problem scenarios, but it will assess the need to develop such a plan based on the outcome of any future testing of its systems and any additional results from surveys of its major suppliers and customers with respect to their year 2000 compliance.

     Risk. Based on its assessments to date, the Company believes it will not experience any material disruption as a result of year 2000 problems with respect to its products and the third-party systems it uses for its internal functions, and, in any event, the Company does not anticipate the year 2000 issues it will encounter will be significantly different than those encountered by other computer hardware and software manufacturers, including its competitors. For example, if certain critical third-party providers, such as those providers supplying electricity, water or telephone service, experience difficulties resulting in disruption of service to the Company, a shutdown of the Company's operations at individual facilities could occur for the duration of the disruption. Assuming no major disruption in service from utility companies or other critical third-party providers, the Company believes that it will be able to manage its total year 2000 transition without any material effect on the Company's results of operations or financial condition.

Recent Developments

Debt Restructuring
------------------

On October 29, 1999, the Company rescheduled the borrowing base line of credit to bring it into compliance with the terms of its credit facility with H&Q and made arrangements to make the final payment of $250,000 of a $500,000 note payable to Andersen, Weinroth which was due on September 30, 1999. This payment is now scheduled to be made on or before November 30, 1999.

ESI Default and Waiver
----------------------

Pursuant to the terms of the purchase agreement relating to the Company's acquisition of Enterprise Solutions, Inc. ("ESI"), the Company may be required to return the purchased assets and assumed liabilities of ESI to the former shareholders of ESI on a prospective basis if the Company does not meet certain working capital conditions set forth in the purchase agreement.On September 29, 1999, ESI notified the Company that it's subsidiary, Global MAINTECH, Inc.
was in default of one of those conditions. This default notice has since been waived by ESI.

Appointment of Interim CEO; Director Changes.
---------------------------------------------

         On November 10, 1999, the Company announced the appointment of Trent Wong as interim Chief Executive Officer and President of Global MAINTECH Corporation and Global MAINTECH, Inc. Mr. Wong is also President of the Company's wholly owned subsidiary Singlepoint Systems, Inc. and co-founder of ESI, Mr. Wong replaced David McCaffrey as CEO; however, Mr. McCaffrey will remain on the Board of Directors as Chairman.

         Mr. Wong's background encompasses 20 years of experience in the software industry having worked for both Computer Associates and Votek Systems prior to starting Singlepoint Systems. Votek Systems marketed an Enterprise Management tool similar to the Company's Virtual Command Center. For the past five years, Mr. Wong has worked to build Singlepoint Systems, which provides professional services and automated notification and response software to this same market segment.

         On November 10, 1999, the Company also reported that, due to commitments to other businesses, Doug Pihl and John Clarey have resigned from the Board of Directors. Mr. Wong will assume Doug Pihl's position on the Board of Directors. Mr. Clarey's seat will remain vacant until a suitable candidate is identified.

IGI Default; Transaction to be Reversed.
----------------------------------------

         The Company received notice from Infinite Graphics Incorporated, dated November 12, 1999, regarding (1) the termination of the license agreement for the IGI CAD/CAM software it licensed from IGI pursuant to the License and Asset Purchase Agreement between the Company and IGI dated February 27, 1998 (the "IGI Agreement") and (2) the transfer back to IGI of the related assets the Company purchased from IGI pursuant to the IGI Agreement (the "Transferred Assets"). IGI's right to terminate the license agreement and to reclaim the Transferred Assets, which assumes facts that the Company disputes, arose due to the Company's inability to pay the earn out payment due to IGI pursuant to the Purchase Agreement. The amount of this payment was approximately $1,864,000 and was due in June 1999. The termination of the license and the reversion of the assets, according to the claim is to be effective as of December 12, 1999. IGI claims that the Company still must pay IGI all or a portion of the earn out payment. The Company intends to dispute this claim vigorously.

Lavenir Acquisition
-------------------

         On September 28, 1999, the Company, through its wholly owned subsidiary Global MAINTECH, Inc. ("GMI"), purchased substantially all the assets of Lavenir Technology, Inc., a California corporation ("Lavenir"), pursuant to an Agreement and Plan of Reorganization (the "Purchase Agreement") by and among the Company, GMI and Lavenir. Immediately prior to the acquisition, Lavenir was engaged in the business of developing and selling software and Raster Photoplotters for the printed circuit board industry.

         In addition to purchasing substantially all of the assets of Lavenir (including rights under and to Lavenir's computer software products and the trademarks and copyrights related thereto), the Company assumed certain liabilities of Lavenir, including, Lavenir's ongoing leases, debt and contract obligations. The primary assets acquired by the Company were a suite of CAD/CAM software products, including the ability to design, test, verify and repair precision graphics designs. This software is sold independently or with Raster Photoplotters, sophisticated hardware products used to build master printed circuit boards.

     The transaction was treated as an asset purchase for accounting purposes. The total purchase price of $5,300,000 is payable as follows: 266,000 shares of the Company's common stock was paid to Lavenir at closing and $400,000 in the form of a payable due on January 31, 2000. A maximum of 700,000 additional shares of common stock are issuable as of April 30, 2000 sufficient to cause the value of the shares debt previously issued and the $400,000 liability to total $5,300,000 as of April 30, 2000. The holders of common stock issued by the Company in connection with the acquisition were granted customary registration rights.

     The Company received net assets, excluding capitalized software fair valued at approximately $315,000 as a result of the Lavenir acquisition and allocated the purchase price of $4,985,000 to purchased technology with useful lives of three to five years.

BHT Assertion
-------------

     The Company received notice from BHT asserting that the Company has defaulted on a $1,600,000 payment obligation set forth in the Agreement and Plan of Merger by and among the Company, Global MAINTECH, Inc., BHT Acquisition, Inc. and BHT, dated March 5, 1999. The Company believes BHT's assertion is in error.

Restructuring Plan
------------------

     The Company undertook a restructuring plan in October 1999 to reduce costs, primarily with respect to its VCC operations. The restructuring plan resulted in the layoff of approximately 20 employees, the reduction of salaries through December 31, 1999. The Company believes that the restructuring plan will significantly reduce its operating costs and allow it to meet its scheduled debt obligations for the foreseeable future.

--------------------------------------------------------------------------------
                           PART II. OTHER INFORMATION
--------------------------------------------------------------------------------



ITEM 2.  CHANGES IN SECURITIES

         On September 2, 1999, the Company effected a 1-for-5 reverse stock split. All share amounts shown below reflect this stock split.


Issuance of Warrants in Connection with Debt Rescheduling.
----------------------------------------------------------

         On August 6 and again on September 30, 1999, the Company rescheduled the principal payment of $250,000 of a $500,000 note payable to Andersen, Weinroth, which originally was due on July 31, 1999. This payment is now due on November 30, 1999. In connection with these reschedulings, in September 1999, the Company issued warrants to purchase a total of 30,000 shares of common stock at an exercise price of $5.40 per share to Andersen, Weinroth. These warrants have a term of five years and were issued pursuant to Section 4(2) of the Securities Act. The fair value of those warrants is being amortized over this new debt payment term.

Issuance of Common Stock for Consulting Services.
-------------------------------------------------

         On August 26, 1999, the Company issued 258,000 shares of common stock to an investor relations consulting firm as payment for future consulting services. The shares were issued pursuant to Section 4(2) of the Securities Act.

Issuance of Common Stock.
-------------------------

         On June 28, 1999, the Company began a private placement of common stock at a purchase price of $5.00 per share. As of September 30, 1999, the Company had sold a total of 129,430 shares for total gross proceeds of $647,150. The shares were offered and sold only to accredited investors. Aethlon Capital acted as the placement agent. The Company paid the placement agent a cash commission equal to 10% of the gross proceeds and reimbursed the agent for out-of-pocket expenses incurred in connection with the offering. The Company will also issue to the agent a warrant to purchase up to 10% of the number of shares of common stock sold in the offering, which warrant will have an exercise price of $5.00 per share and a term of five years. The securities issued pursuant to this offering were exempt from registration under Rule 506 of Regulation D of the Securities Act.

Issuance of Common Stock upon Note Conversion.
----------------------------------------------

         On May 7, 1999, the Company issued convertible notes payable to two accredited investors in the aggregate principal amount of $167,372. The notes were convertible into common stock at $6.25 per share. The notes were to become due on November 7, 1999; however, onSeptember 9, 1999, the notes were converted, in accordance with their terms, into 26,554 shares of common stock. The shares of common stock issued upon conversion of the notes were exempt from registration under Section 3(a)(9) of the Securities Act.

Issuance of Common Stock in Connection with Asset Purchase from Lavenir.
------------------------------------------------------------------------

         On September 28, 1999, the Company, through its wholly owned subsidiary Global MAINTECH, Inc. ("GMI"), purchased substantially all of the assets of Lavenir Technology, Inc., a California corporation ("Lavenir"), pursuant to an Agreement and Plan of Reorganization (the "Purchase Agreement") by and among the Company, GMI and Lavenir. Immediately prior to the acquisition, Lavenir was engaged in the business of developing and selling software and Raster Photoplotters for the printed circuit board industry.

         In addition to purchasing substantially all of the assets of Lavenir (including rights under and to Lavenir's computer software products and the trademarks and copyrights related thereto), the Company assumed certain liabilities of Lavenir, including Lavenir's lease, debt and ongoing contract obligations. The primary assets acquired by the Company were a suite of CAD/CAM software products, including the ability to design, test, verify and repair precision graphics designs. This software is sold independently or with Raster Photoplotters, sophisticated hardware products used to build master printed circuit boards.

         The transaction was treated as an asset purchase for accounting purposes. The total purchase price of $5,300,000 is payable as follows: 266,000 shares of the Company's common stock was paid to Lavenir at closing and $400,000 payable on January 31, 2000. A maximum of 700,000 additional shares of common stock are issuable as of April 30, 2000 sufficient to cause the value of the shares previously issued and the $400,000 liability to total $5,300,000 as of April 30, 2000. The holders of common stock issued by the Company in connection with the acquisition were granted customary registration rights.

         All securities issued in connection with the acquisition were exempt from registration under [Rule 506 of Regulation D/ Section 4(2)??? of the Securities Act.] [How many shareholders were there?]


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     (a) Exhibits

         27--Financial Data Schedule

         99--Cautionary Statement

     (b) Reports on Form 8-K

     The Company filed Current Report on October 12, 1999 on Form 8-K reporting the acquisition of Lavenir Technology, Inc. by a subsidiary of the Company.

                                   SIGNATURES



         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                GLOBAL MAINTECH CORPORATION


November 22, 1999               By: /s/ James Geiser
                                   -----------------------------------------
                                    James Geiser
                                    Chief Financial and Chief Accounting Officer

         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




November 22, 1999               By:/s/Trent Wong
                                   ----------------------------------------
                                    Trent Wong
                                    Chief Executive Officer

                                                                         Annex C

                                                                 EXECUTION COPY


================================================================================

                                COMMON STOCK AND
                            SERIES B PREFERRED STOCK
                               PURCHASE AGREEMENT

                          dated as of February 3, 2000

                                  by and among

                               TANDBERG DATA ASA,

                             GLOBAL MAINTECH, INC.,

                    HAMBRECHT & QUIST GUARANTY FINANCE, LLC,

                                GREYROCK CAPITAL,

                          CRUTTENDEN ROTH, INCORPORATED

                                       and

                           GLOBAL MAINTECH CORPORATION


================================================================================

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I   PURCHASE AND SALE OF SHARES; CLOSING; POST-CLOSING PAYMENTS........2

    1.01.      Purchase and Sale...............................................2

    1.02.      Consideration...................................................2

    1.03.      Closing.........................................................2

    1.04.      Post-Closing Payments to GMI....................................3

    1.05.      Post-Closing Payments in Respect of Qualifying Releases.........4

    1.06.      Securities Law Requirements for Common Release Warrants.........4

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF GMI AND GMC.................... .5

    2.01.      Due Authorization; Enforceability...............................5

    2.02.      Organization of the Company.....................................5

    2.03.      Capital Stock...................................................5

    2.04.      Subsidiaries....................................................6

    2.05.      No Conflicts....................................................6

    2.06.      Governmental Approvals and Filings..............................6

    2.07.      Books and Records...............................................7

    2.08.      Financial Statements............................................7

    2.09.      Absence of Changes..............................................7

    2.10.      No Undisclosed Liabilities......................................8

    2.11.      Tax Matters.....................................................8

    2.12.      Legal Proceedings...............................................9

    2.13.      No Government Proceedings......................................10

    2.14.      Benefit Plans; ERISA...........................................10

    2.15.      Title to Properties............................................12

    2.16.      Accounts Receivable............................................13

    2.17.      Inventory......................................................13

    2.18.      Warranties.....................................................14

    2.19.      Customers and Suppliers........................................14

    2.20.      Intellectual Property Rights...................................14

    2.21.      Contracts......................................................14

    2.22.      Licenses.......................................................16

    2.23.      Insurance......................................................16

                                TABLE OF CONTENTS

                                                                            Page

    2.24.      Affiliate Transactions.........................................17

    2.25.      Employees; Labor Relations.....................................17

    2.26.      Bank and Brokerage Accounts....................................17

    2.27.      Environmental Matters..........................................17

    2.28.      Disclosure.....................................................19

    2.29.      Year 2000 Compliance...........................................19

    2.30.      Brokers........................................................19

    2.31.      Anti-Takeover Provisions Inapplicable..........................19

    2.32.      Former BH Series A Holders; Former BH Common Holders...........19

ARTICLE III REPRESENTATIONS AND WARRANTIES OF the series b holders............20

    3.01.      Due Authorization; Enforceability..............................20

    3.02.      Ownership of Series B Shares...................................20

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................20

    4.01.      Organization...................................................20

    4.02.      Authority......................................................20

    4.03.      No Conflicts...................................................20

    4.04.      Governmental Approvals and Filings.............................21

    4.05.      Legal Proceedings..............................................21

    4.06.      Purchase for Investment........................................21

    4.07.      Brokers........................................................21

    4.08.      No Transfer Restrictions.......................................21

ARTICLE V   COVENANTS OF GMI and GMC..........................................21

    5.01.      Regulatory and Other Approvals.................................22

    5.02.      Investigation by Purchaser.....................................22

    5.03.      No Solicitations...............................................22

    5.04.      Conduct of Business............................................23

    5.05.      Notice and Cure................................................23

    5.06.      Fulfillment of Conditions......................................23

    5.07.      GM Shareholder Approval........................................24

    5.08.      Qualifying Releases............................................24

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE VI     COVENANTS OF PURCHASER.........................................24

    6.01.         Regulatory and Other Approvals..............................24

    6.02.         Purchaser Shareholder Approval..............................24

    6.03.         Notice and Cure.............................................24

    6.04.         Fulfillment of Conditions...................................25

    6.05.         Working Capital Funding.....................................25

    6.06.         Common Release Warrants.....................................25

ARTICLE VII    CONDITIONS TO OBLIGATIONS OF PURCHASER.........................25

    7.01.         Representations and Warranties..............................25

    7.02.         Performance.................................................25

    7.03.         Closing Certificates........................................25

    7.04.         Purchaser Shareholder Approval..............................26

    7.05.         Orders and Laws.............................................26

    7.06.         Regulatory Consents and Approvals...........................26

    7.07.         Third Party Consents........................................26

    7.08.         Opinion of Counsel..........................................26

    7.09.         Good Standing Certificates..................................26

    7.10.         Creditors Agreement.........................................27

    7.11.         Receipt of Qualifying Releases..............................27

    7.12.         GM Shareholder Approval.....................................27

    7.13.         Proceedings.................................................27

ARTICLE VIII   CONDITIONS TO OBLIGATIONS OF GMI, GMC AND THE
               SERIES B HOLDERS...............................................27

    8.01.         Representations and Warranties..............................27

    8.02.         Performance.................................................27

    8.03.         Officers' Certificates......................................27

    8.04.         Orders and Laws.............................................28

    8.05.         Regulatory Consents and Approvals...........................28

    8.06.         Third Party Consents........................................28

    8.07.         Opinion of Counsel..........................................28

    8.08.         Approval by Purchaser.......................................28

    8.09.         Proceedings.................................................28

                                TABLE OF CONTENTS
                                                                            Page

    8.10.         GM Shareholder Approval.....................................28

ARTICLE IX     EMPLOYEE BENEFITS MATTERS......................................28

    9.01.         Benefit Plans...............................................28

ARTICLE X      SURVIVAL OF REPRESENTATIONS, WARRANTIES,
               COVENANTS AND AGREEMENTS.......................................29

    10.01.        Survival of Representations, Warranties,
                  Covenants and Agreements....................................29

ARTICLE XI     INDEMNIFICATION................................................29

    11.01.        Indemnification............................................ 29

    11.02.        Method of Asserting Claims..................................30

ARTICLE XII    TERMINATION....................................................32

    12.01.        Termination.................................................32

    12.02.        Effect of Termination.......................................32

ARTICLE XIII   DEFINITIONS....................................................33

    13.01.        Definitions.................................................33

ARTICLE XIV    MISCELLANEOUS..................................................39

    14.01.        Notices.....................................................39

    14.02.        Entire Agreement............................................41

    14.03.        Expenses....................................................41

    14.04.        Public Announcements........................................41

    14.05.        Confidentiality.............................................41

    14.06.        Further Assurances..........................................42

    14.07.        Waiver......................................................42

    14.08.        Amendment...................................................42

    14.09.        No Third Party Beneficiary..................................42

    14.10.        No Assignment; Binding Effect...............................42

    14.11.        Headings....................................................43

    14.12.        Invalid Provisions..........................................43

    14.13.        Governing Law...............................................43

    14.14.        Counterparts................................................43

                                    EXHIBITS

                                                                            Page

EXHIBIT A            Description of Common Release Warrant
EXHIBIT B            Form of Qualifying Release
EXHIBIT C            Closing Certificate of GMI
EXHIBIT D            Secretary's Certificate of the Company
EXHIBIT E            Certificate of the Company's Chief Financial Officer
EXHIBIT F            Closing Certificate of Series B Holders
EXHIBIT G            Opinion of Counsel to GMI
EXHIBIT H            Creditors Agreement
EXHIBIT I            Officer's Certificate of Purchaser
EXHIBIT J            Officer's Certificate of Purchaser Concerning
                        Corporate Documents
EXHIBIT K-1          Opinion of Norwegian Counsel to Purchaser
EXHIBIT K-2          Opinion of U.S. Counsel to Purchaser

     This COMMON STOCK AND SERIES B PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of February 3, 2000, is made and entered into by and among TANDBERG DATA ASA, a company formed under the laws of the Kingdom of Norway ("Purchaser"); GLOBAL MAINTECH, INC., a Minnesota corporation ("GMI"), HAMBRECHT & QUIST GUARANTY FINANCE, LLC, a California limited liability company ("H&Q"), GREYROCK CAPITAL, a division of Banc of America Commercial Finance Corporation (formerly known as Greyrock Business Credit) ("Greyrock"), CRUTTENDEN ROTH, INCORPORATED, a California corporation ("CR"), and GLOBAL MAINTECH CORPORATION, a Minnesota corporation ("GMC"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Section 13.01.

     WHEREAS, on March 5, 1999 GMI, GMC, BHT Acquisition, Inc., a wholly-owned subsidiary of GMI (the "Merger Subsidiary"), and Breece Hill Technologies, Inc., a Delaware corporation (the "Company"), entered into an agreement and plan of merger (the "Merger Agreement") pursuant to which the Merger Subsidiary merged with and into the Company, the Company continued as the surviving corporation and GMI became the owner of 100% of the issued and outstanding common stock of the Company (the "Merger");

     WHEREAS, in the Merger each share of the Company's common stock and each share of the Company's Series A Convertible Preferred Stock that was outstanding prior to the Merger was converted into the right to receive an interest in an escrow fund (the "GMI Escrow Fund");

     WHEREAS, H&Q is the record owner of all of the outstanding shares of the Company's Series B Convertible Preferred Stock (the "Series B Stock") and, pursuant to certain Participation Agreements, Greyrock and CR (collectively with H&Q, the "Series B Holders") are the beneficial owners of a portion of the Series B Stock;

     WHEREAS, GMI owns all of the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock");

     WHEREAS, the parties desire to enter into a transaction in which (i) Purchaser will purchase all of the issued and outstanding shares of Common Stock (the "Purchased Common Shares") from GMI and all of the Series B Stock (the "Purchased Series B Shares") from the Series B Holders; (ii) Purchaser will pay an aggregate maximum amount of $1,505,205 in cash (the "Series A Release Price") to the Former BH Series A Holders in exchange for Qualifying Releases from those Holders (which releases will, among other things, cancel and release those Holders' interests in the GMI Escrow Fund); (iii) Purchaser will offer to issue warrants substantially in the form of Exhibit A hereto to acquire an aggregate maximum amount of 5,091,160 of Purchaser's Ordinary Shares (the "Common Release Warrants") to the Former BH Common Holders in exchange for Qualifying Releases from those Holders (which releases will, among other things, cancel and release those Holders' interests in the GMI Escrow Fund); and

     WHEREAS, contemporaneously with the execution of this Agreement certain creditors of the Company have entered into an agreement with certain of the parties to this Agreement pursuant to which, upon receipt of the payments specified therein those creditors will release all of their claims against the Company and Purchaser relating to certain loans to the Company (the "Creditors Agreement").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

           PURCHASE AND SALE OF SHARES; CLOSING; POST-CLOSING PAYMENTS

     1.01. Purchase and Sale. The parties agree that, on the terms and subject to the conditions set forth in this Agreement, at the Closing (i) GMI shall sell to Purchaser, and Purchaser shall purchase from GMI, good and valid title to the Purchased Common Shares, free and clear of all Encumbrances; and (ii) the Series B Holders shall sell to Purchaser, and Purchaser shall purchase from the Series B Holders, good and valid title to the Purchased Series B Shares, free and clear of all Encumbrances.

     1.02. Consideration. The aggregate purchase price payable by Purchaser for the Purchased Common Shares is $3,400,000 in cash, if the Closing occurs on or prior to April 30, 2000, and $3,300,000 in cash, if the Closing occurs subsequent to April 30, 2000, in each case subject to adjustment as hereinafter provided (the "Common Stock Purchase Price"). The purchase price payable by Purchaser for the Purchased Series B Shares is $1,000,000 in cash (the "Series B Purchase Price"). The Common Stock Purchase Price and the Series B Purchase Price are payable in the manner provided in Section 1.03.

     1.03. Closing.

     (a) The Closing will take place at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, at 10:00 A.M. local time, on the fifth business day after satisfaction of each of the conditions specified in Sections 7.04, 7.12 and 7.13, or such other place and time as Purchaser and the Company may agree in writing, but in no event earlier than March 1, 2000.

     (b) At the Closing:

          (i) Purchaser will pay to GMI, against delivery of original stock certificates duly endorsed or accompanied by stock powers and in proper form to transfer good and valid title to the Purchased Common Shares to Purchaser or its designee, free and clear of all Encumbrances, an amount equal to the Common Stock Purchase Price minus the sum of (x) $1,000,000 (the "Indemnity Holdback") and (y) the amount (the "Transaction Costs Amount") of all costs and expenses (including legal fees and expenses and including all amounts paid or incurred on behalf or for the account of GMI) paid, incurred or to be incurred by the Company in connection with the transactions provided for in this Agreement;

          (ii) Purchaser will pay the Series B Purchase Price to the Series B Holders against delivery of original stock certificates duly endorsed or accompanied by stock powers and in proper form to transfer good and valid title to the Purchased Series B Shares to Purchaser or its designee, free and clear of all Encumbrances;

          (iii) Purchaser will pay the Series A Release Price (or, if less than all of the Former BH Series A Holders have furnished Qualifying Releases that have been duly delivered to Purchaser, a pro rata amount thereof, in proportion to the percentage of the shares of Former BH Series A Stock in respect of which Qualifying Releases have been so obtained and delivered) to the Former BH Series A Holders who duly delivered Qualifying Releases to Purchaser at or prior to the Closing;

          (iv) Subject to the provisions of Section 1.06, Purchaser will accept from each Former BH Common Holder identified in Section 2.32 of the Disclosure Schedule who has duly delivered to Purchaser a Qualifying Release and such other documentation as Purchaser may reasonably request, a subscription at Closing (which for this purpose must take place no later than June 30, 2000) for an amount of Common Release Warrants, for subsequent delivery into the respective securities accounts established by each subscribing Former BH Common Holder with the Norwegian share register (the "VPS") upon due registration thereof with the Norwegian Companies Registry, equal to (x) the total number of Common Release Warrants issuable pursuant to this Agreement multiplied by (y) a fraction, the numerator of which shall be the number of shares of Former BH Common Stock owned by such Holder immediately prior to the effective time of the Merger, as set forth in
     Section 2.32 of the Disclosure Schedule, and the denominator of which shall be the number of shares of Former BH Common Stock outstanding immediately prior to the effective time of the Merger; provided, however, that in any case in which a Common Release Warrant otherwise would entitle the holder to purchase a fractional share, the right to acquire the fractional share shall be eliminated and the number of shares issuable on exercise of the Warrant shall be rounded down to the nearest whole number;

          (v) GMI and the Series B Holders will deliver the stock certificates for the Purchased Common Shares and the Purchased Series B Shares as described in clauses (i) and (ii) of this Section 1.03(b); and

          (vi) The parties will deliver the opinions, certificates and other documents and instruments to be delivered under Articles VII and VIII.

     (c) The cash payments provided for in this Section 1.03 will be made by certified check or by wire transfer to accounts designated in writing by the recipients at least five business days prior to the Closing.

     1.04. Post-Closing Payments to GMI. Subject to the provisions of paragraph
(c) below:

     (a) Ten days after all of the Options (as defined in Section 2.03) that are outstanding at the date of the Closing expire unexercised or shall have been duly canceled, Purchaser shall pay $250,000 of the Indemnity Holdback to GMI.

     (b) An aggregate amount of $750,000 of the Indemnity Holdback (the "Release Holdback") shall be paid by Purchaser to GMI as follows:

          (i) Purchaser shall make payments to GMI (but not more often than monthly) as and when Qualifying Releases are obtained after the Closing from Former BH Series A Holders and Former BH Common Holders who have not previously furnished Qualifying Releases. The amount of each such payment shall be equal to the product of (A) $750,000 multiplied by (B) the percentage of the total number of shares of Former BH Series A Stock and Former BH Common Stock that were outstanding immediately prior to the Merger represented by the shares in respect of which Qualifying Releases were obtained since the Closing or (if more recent) the last payment under this clause (i). At such time as Qualifying Releases have been obtained representing 87% of the total number of shares of Former BH Series A Stock and Former BH Common Stock that were outstanding immediately prior to the Merger, Purchaser shall pay to GMI the amount that is $250,000 less the amount of all other payments made pursuant to this clause (i).

          (ii) The balance of the Release Holdback not disbursed pursuant to clause (i) shall be released upon the first to occur of (A) the first anniversary of the Closing and (B) the date on which Qualifying Releases have been duly delivered to Purchaser in respect of all shares of Former BH Common Stock and all shares of Former BH Series A Stock that were outstanding immediately prior to the Merger.

     (c) Notwithstanding the provisions of paragraphs (a) and (b), no payments shall be made under those paragraphs if (i) any actual or purported exercise of an Option occurs or (ii) any Former BH Series A Holder or Former BH Common Holder asserts a claim (or gives notice of intent to assert a claim) of a direct or indirect interest (legal, equitable or otherwise) against the Company, Purchaser or any of their respective affiliates or that reasonably could be expected, if resolved in a manner favorable to the claimant, to result in economic or other liability on the part of the Company, Purchaser or any of their respective affiliates. At any time, thirty days or more after Purchaser receives notice of the occurrence of any such event, Purchaser shall be entitled to apply in its discretion any or all of the funds otherwise payable to GMI under this Section 1.04 to the repurchase or cancellation of the securities issued or issuable upon exercise of the Options that are the subject of an actual or purported exercise described in clause (i) or to the settlement or other resolution of any unresolved claim described in clause (ii). The balance (if any) remaining after such application shall be payable in accordance with paragraphs (a) and (b) of this Section 1.04 after the repurchase or cancellation of all such securities and the settlement or other resolution of all such claims. Purchaser shall be entitled to offset against any payment otherwise due under this Section 1.04, the amount of any claim it has against GMI (for indemnity or otherwise) under this Agreement.

     (d) Each payment made to GMI under this Section 1.04 shall be accompanied by simple interest on the amount of the payment, computed at the rate of 5% from the date of the Closing.

     1.05. Post-Closing Payments in Respect of Qualifying Releases. Subject to the provisions of Section 1.06, if Qualifying Releases are duly delivered to Purchaser after the Closing by Persons who have not previously furnished them, Purchaser shall deliver to those persons the same consideration to which they would have been entitled had they delivered the Qualifying Releases at the Closing. No interest shall be payable on any such consideration. Purchaser shall not be required to take any action described in this Section 1.05 more frequently than monthly or following the first anniversary of the Closing; provided, however, that Purchaser shall not be required to accept subscriptions for Common Release Warrants, for subsequent delivery into the respective securities accounts established by each subscribing Former BH Common Holder with the VPS upon due registration thereof with the Norwegian Companies Registry, pursuant to this Section 1.05 until the first anniversary of the Closing, and in no event later than June 30, 2001.

     1.06. Securities Law Requirements for Common Release Warrants. Purchaser's obligation to accept subscriptions for or to issue Common Release Warrants pursuant to Section 1.03(b)(iv) and Section 1.05 is subject to the condition that, on each occasion on which Common Release Warrants are to be subscribed for or to be issued, (i) no more than 30 of the persons to whom Common Release Warrants are to be and have been issued pursuant to this Agreement shall have failed to establish to the reasonable satisfaction of Purchaser that each such person is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, and (ii) Purchaser shall be satisfied in its reasonable discretion that the exemption from registration provided in Regulation D is available with respect to the issuance of the Common Release Warrants. Purchaser may elect to pay cash to any person who otherwise is eligible to subscribe for or to whom Common Release Warrants would be issuable but for the provisions of the preceding sentence and in such event, Purchaser may charge the amount of the payment against the Release Holdback, thereby reducing the amount payable to GMI under Section 1.04.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF GMI AND GMC

     GMI and GMC hereby jointly and severally represent and warrant to Purchaser as follows:

     2.01. Due Authorization; Enforceability. Each of GMI and GMC has full legal power and capacity execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of their Agreement by GMI and GMC and the consummation by each of them of the transactions contemplated by this Agreement have been dully authorized and approved by each of their respective boards of directors and no other corporate proceeding on the part of either GMI or GMC is required to authorize the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except for the affirmative vote of the holders of a majority of the issued and outstanding common stock of each of GMI and GMC (the "GM Shareholder Approval"). This Agreement has been duly and validly executed and delivered by each of GMI and GMC and constitutes the legal, valid and binding obligation of each of GMI and GMC, enforceable against GMI and GMC in accordance with its terms.

     2.02. Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its Assets and Properties. The Company is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions specified in Section 2.02 of the Disclosure Schedule, which are the only jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or on the ability of Purchaser to perform its obligations hereunder or thereunder. The name of each director and officer of the Company on the date hereof, and the position with the Company held by each, are listed in Section 2.02 of the Disclosure Schedule. The Company has prior to the execution of this Agreement delivered to Purchaser true and complete copies of the certificate of incorporation and by-laws of the Company as in effect on the date hereof. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     2.03. Capital Stock.

     (a) The authorized capital stock of the Company consists solely of 30,000,000 shares of common stock, par value $.01 per share, of which 10,000,000 shares are issued and outstanding and 10,000,000 shares of preferred stock, par value $.01 per share, 9,087,757 shares of which are designated as Series A Convertible Preferred Stock, of which none are outstanding, and 400,000 shares of which are designated as Series B Stock, of which 400,000 are outstanding. All of the issued and outstanding shares of Common Stock and Series B Preferred Stock are duly authorized, validly issued, fully paid and nonassessable. Except pursuant to this Agreement and except as set forth on Section 2.03 of the Disclosure Schedule, there are no (i) outstanding subscriptions, options, warrants, rights (including "phantom" stock rights), preemptive rights or other contracts, commitments, understandings or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement (together, "Options"), obligating the Company or any of its Subsidiaries to issue or sell any shares of capital stock of the Company or any Subsidiary of the Company or to grant, extend or enter into any Option with respect thereto or (ii) voting trusts, proxies or other commitments, understandings, restrictions or arrangements in favor of any person other than the Company or a Subsidiary wholly-owned, directly or indirectly, by the Company with respect to the voting of or the right to participate in dividends or other earnings on any capital stock of any Subsidiary of the Company.

     (b) GMI owns the Purchased Common Shares beneficially and of record, free and clear of all Encumbrances. The delivery of certificates at the Closing representing the Purchased Common Shares in the manner provided in Section 1.03(b) will transfer to Purchaser good and valid title to the Purchased Common Shares, free and clear of all Liens.

     2.04. Subsidiaries. Section 2.04 of the Disclosure Schedule lists the name of each Subsidiary. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation (which jurisdiction is also identified in Section 2.04 of the Disclosure Schedule), and has full power and authority to own, use and lease its Assets and Properties. Each Subsidiary is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction where the failure to do so could have a material adverse effect (and such jurisdictions area identified on Section 2.04 of the Disclosure Schedule). All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned, beneficially and of record by the Company or Subsidiaries wholly-owned by the Company, free and clear of all Liens. There are no outstanding options with respect to any Subsidiary.

     2.05. No Conflicts. The execution and delivery by GMI and GMC of this Agreement do not, the performance by GMI and GMC of their respective obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of GMI, GMC or the Company;

     (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 2.05 of the Disclosure Schedule, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to GMI, GMC, the Company or any of their respective Assets and Properties; or

     (c) except as disclosed in Section 2.05 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require GMI, GMC or the Company to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Company or any of its Assets and Properties under, any Contract or License to which GMI, GMC or the Company is a party or by which any of their respective Assets and Properties is bound.

     2.06. Governmental Approvals and Filings. Except as disclosed in Section
2.06 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of GMI, GMC, the Company or any Subsidiary is required in connection with the execution delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     2.07. Books and Records. The minute books and other similar records of the Company as made available to Purchaser prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and committees of the board of directors of the Company. The stock transfer ledgers and other similar records of the Company as made available to Purchaser prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Company. Except as set forth in Section 2.07 of the Disclosure Schedule, the Company does not have any of its Books and Records recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

     2.08. Financial Statements. Prior to the execution of this Agreement, GMI has delivered to Purchaser true and complete copies of the following financial statements:

     (a) the audited balance sheets of the Company as of December 31, 1998, 1997, 1996 and 1995, and the related audited statements of earnings, stockholder's equity and cash flows for the years then ended, together with a true and correct copy of the report on such audited information by PricewaterhouseCoopers LLP and all letters from such accountants with respect to the results of such audits ("Audited Financial Statements"); and

     (b) the unaudited balance sheets of the Company as of September 30, 1999 and the related unaudited statements of income and retained earnings and cash flows for the period then ended ("Unaudited Financial Statements").

Except as set forth in the notes thereto, all such financial statements were prepared in accordance with GAAP and fairly present the financial condition and results of operations of the Company as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes.

     2.09. Absence of Changes. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on the Closing Date, since the Audited Financial Statement Date there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Business or Condition of the Company. Without limiting the foregoing, except as disclosed in Section 2.09 of the Disclosure Schedule, there has not occurred between the Audited Financial Statement Date and the date hereof:

          (i) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any such capital stock of or any Option with respect to the Company;

          (ii) any authorization, issuance, sale or other disposition by the Company of any shares of capital stock of or Option with respect to the Company, or any modification or amendment of any right of any holder of any outstanding shares of capital stock of or Option with respect to the Company;

          (iii) incurrences by the Company of Indebtedness in an aggregate principal amount exceeding $50,000 (net of any amounts discharged during such period);

          (iv) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the plant, real or personal property or equipment of the Company in an aggregate amount exceeding $50,000;

          (v) any material change in any pricing, investment, accounting, financial reporting, credit or Tax practice or policy of the Company;

          (vi) any acquisition or disposition of, or incurrence of a Lien on, any Assets and Properties of the Company, other than in the ordinary course of business consistent with past practice;

          (vii) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving of any consent with respect to (A) any Contract which is required (or had it been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to Section 2.21(a) or (B) any material License held by the Company;

          (viii) capital expenditures or commitments for additions to property, plant or equipment of the Company constituting capital assets in an aggregate amount exceeding $50,000;

          (ix) any commencement or termination by the Company of any line of business;

          (x) any transaction by the Company with GMI, GMC, any officer, director, Affiliate or Associate of GMI or GMC or any Associate of any such officer, director or Affiliate (other than the Company) (A) outside the ordinary course of business consistent with past practice or (B) other than on an arm's-length basis;

          (xi) any entering into of an agreement to do or engage in any of the foregoing after the date hereof; or

          (xii) any other transaction involving or development materially affecting the Company outside the ordinary course of business consistent with past practice.

     2.10. No Undisclosed Liabilities. Except as reflected or reserved against in the balance sheet included in the Unaudited Financial Statements or in the notes thereto or as disclosed in Section 2.10 of the Disclosure Schedule, there are no Liabilities against, relating to or affecting the Company or any of its Assets and Properties other than those incurred in the ordinary course of business consistent with past practice which in the aggregate are not material to the Business or Condition of the Company.

     2.11. Tax Matters.

     Except as set forth in Schedule 2.11:

     (a) The Company has timely filed or caused to be filed, within the times and in the manner prescribed by law, with the appropriate authorities, all Tax Returns required to be filed by it and each such Tax Return was complete and correct in all material respects at the time of filing.

     (b) The copies of Tax Returns previously furnished by GMI and GMC to Purchaser are true, correct and complete copies of all such income and franchise returns filed with respect to the last five years of the Company's operations, and none of them has been amended except as reflected in such copies.

     (c) All Taxes required to be shown on a Tax Return that are or could become after the Closing Date charged as a material encumbrance or Lien upon any Asset have been duly and timely paid, or accrued for on the face of the Financial Statements.

     (d) No Liens for Taxes currently due and owing exist with respect to any of the Company's assets.

     (e) No Tax Returns filed by the Company are under audit or examination by any Tax authority, and no written or, to the best of the Company's knowledge, unwritten notice of such an audit or examination has been received by the Company or any Shareholder. Each deficiency resulting from any audit or examination by any Tax authority has been paid, except for deficiencies being contested in good faith. No issues have been raised by any Tax authority during any audit or examination of the Company or any Shareholder which could reasonably be expected to have a material adverse effect on the Purchaser or the Company.

     (f) Schedule 2.11 lists each state, county, local, municipal and foreign jurisdiction in which the Company currently files Tax Returns. GMI and GMC have no reason to believe that the Company is, has been or may be required to file Tax Returns in any other jurisdiction or that any Tax authority has asserted any such position.

     (g) There is no agreement or other arrangement extending, or having the effect or extending, the period of assessment or collection of any material amount of Taxes payable by the Company and no power of attorney with respect to any material amount of Taxes has been executed or filed by the Company with any Tax authority.

     (h) Except in respect of the affiliated group of which the Company is a member, the Company has never been part of any consolidated, combined, unitary or affiliated group for purposes of filing Tax Returns.

     (i) The Company has never filed an election to be treated as an S corporation for federal income tax purposes.

     2.12. Legal Proceedings. Except as disclosed in Section 2.12 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

     (a) There are no Actions or Proceedings pending or, to the knowledge of GMC or GMI, threatened against, relating to or affecting GMI, GMC, the Company or any of their respective Assets and Properties that (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or otherwise result in a material diminution of the benefits contemplated by this Agreement to Purchaser, or (ii) if determined adversely to GMI, GMC or the Company, could reasonably be expected to result in (x) any injunction or other equitable relief against the Company that would interfere in any material respect with its business or operations or
(y) Losses by the Company, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $50,000;

     (b) There are no facts or circumstances known to GMI, GMC or the Company that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to clause (a) above; and

     (c) There are no Orders outstanding against the Company.

Prior to the execution of this Agreement, GMI and GMC have delivered to Purchaser all responses of counsel for the Company to auditors' requests for information delivered in connection with the Audited Financial Statements (together with any updates provided by such counsel) regarding Actions or Proceedings pending or threatened against, relating to or affecting the Company.

     2.13. No Government Proceedings. Neither the Company nor, to the knowledge of GMI and GMC, any employee of the Company has during the past ten years or, if less, during the term of such person's employment with the Company, been the subject of any governmental proceeding, investigation or inquiry involving the Securities and Exchange Commission or any other federal or state regulatory authority having jurisdiction over the business activities of the Company. To the knowledge of GMI and GMC, no employee of the Company has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from engaging in any type of business practice.

     2.14. Benefit Plans; ERISA.

     (a) Section 2.14(a) of the Disclosure Schedule (i) contains a true and complete list of each of the Benefit Plans, (ii) identifies each of the Benefit Plans that is a Qualified Plan, and (iii) lists each other Plan maintained, established, sponsored or contributed to by an ERISA Affiliate, or any predecessor thereof, during the three-year period preceding the date of this Agreement. Neither the Company nor any Subsidiary has scheduled or agreed upon future increases of benefit levels (or creations of new benefits) with respect to any Plan. Except as disclosed in Section 2.14(a) of the Disclosure Schedule, no loan is outstanding between the Company or any Subsidiary and any employee.

     (b) Except as set forth in Section 2.14(b) of the Disclosure Schedule, neither the Company nor any Subsidiary maintains, nor is it obligated to provide, benefits under any life, medical or health plan (other than as an incidental benefit under a Qualified Plan) which provides benefits to retirees or other terminated employees other than benefit continuation rights under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

     (c) Except as set forth in Section 2.14 (c) of the Disclosure Schedule, each Benefit Plan covers only employees who are employed by the Company or a Subsidiary (or former employees or beneficiaries with respect to service with the Company or a Subsidiary).

     (d) Neither the Company, any Subsidiary, any ERISA Affiliate nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA, has at any time sponsored, maintained or contributed to an employee benefit plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA, Section 412 of the Code or Title IV of ERISA or to any "multi-employer plan."

     (e) Each of the Benefit Plans is, and its administration is and has been since inception, in all material respects in compliance with, and neither the Company nor any Subsidiary has received any claim from any participant or beneficiary or notice from any Governmental or Regulatory Authority that any such Benefit Plan is not in compliance with, the terms of such Plan and all applicable

Laws and Orders. Each Qualified Plan has timely received an unrevoked favorable determination letter to the effect that such Plan qualifies under
Section 401(a) of the Code, and except as set forth in Section 2.14(e) of the Disclosure Schedule, nothing has occurred that would adversely affect such Plan's qualification under Section 401(a) of the Code.

     (f) None of GMI, GMC, the Company or any Subsidiary is in default in performing any of its contractual or other obligations under any of the Benefit Plans or any related trust agreement or insurance contract or other funding vehicle or, to the extent there is any such default, the default would not have a material adverse effect on the Company's financial position. All contributions and other payments required to be made by GMI, GMC or the Company to any Benefit Plan with respect to any period ending at the Closing Date have been made or reserves adequate for such contributions or other payments have been or will be set aside therefor and have been or will be reflected in Financial Statements in accordance with GAAP. There are no outstanding liabilities of any Benefit Plan other than those incurred in the ordinary course consistent with past practice which in the aggregate are not material to the Business or Condition of the Company or any Benefit Plan.

     (g) No event has occurred, and there exists no condition or set of circumstances in connection with any Benefit Plan, under which the Company, directly or indirectly (through any indemnification agreement or otherwise), could reasonably be expected to be subject to any risk of material liability under Section 406 of ERISA, Section 409 of ERISA, Section 502(i) of ERISA or
Section 4975 of the Code.

     (h) No benefit or right under any Benefit Plan, including, without limitation, any severance or parachute payment plan or agreement (whether or not it is an "excess parachute payment" under Section 280G of the Code), will be established or become accelerated, vested or payable by reason of any transaction contemplated under this Agreement.

     (i) There are no pending or threatened claims by or on behalf of any Benefit Plan, by any person covered thereby, or otherwise, which allege violations of Law which could reasonably be expected to result in material liability on the part of Purchaser, the Company, any Subsidiary or any fiduciary of any such Benefit Plan, nor to the knowledge of the Company or Subsidiary is there any basis for such a claim.

     (j) Without limiting the generality of any other provision of this Section 2.14, no event has occurred and no condition exists, with respect to any Plan, that has subjected or could subject the Company or any Subsidiary, or any Benefit Plan or any successor thereto, to any tax, fine, penalty or other liability (other than, in the case of the Company or any Subsidiary and the Benefit Plans, liability arising in the ordinary course to make contributions consistent with past practice). No event has occurred and no condition exists, with respect to any Plan that could subject Purchaser or any of its Affiliates (other than the Company after the Closing), or any Plan maintained by Purchaser or any of its Affiliates, to any tax, fine, penalty or other liability, that would not have been incurred by Purchaser or any of its Affiliates, or any such Plan, but for the transactions contemplated hereby. No Plan other than a Plan maintained solely by the Company is or will be directly or indirectly binding on the Purchaser by virtue of the transaction contemplated hereby. As of the closing, no person other than a current or former employee of the Company or any Subsidiary shall participate or otherwise be covered by any Benefit Plan. The Company and its Subsidiaries have no liability for, under, with respect to or otherwise in connection with any Plan, which liability arises under ERISA or the Code, by virtue of the Company or any Subsidiary being aggregated in a controlled group or affiliated service group with any ERISA Affiliate (other than the Company and its Subsidiaries) for purposes of ERISA or the Code at any relevant time prior to the Closing.

     (k) There has been no violation of Section 4980B of the Code or Sections 601 through 608 of ERISA with respect to any Plan. All Benefit Plans which provide medical, dental, health or long-term disability benefits are fully insured and claims with respect to any participant or covered dependent under such Benefit Plan could not result in any uninsured liability to the Company, any Subsidiary or the Purchaser.

     (l) All applicable reports, documents, and notices required to be filed with any governmental agency have been filed with respect to each Benefit Plan, and all documents required to be provided to participants or beneficiaries with respect to each Benefit Plan have been provided timely.

     (m) Complete and correct copies of the following documents have been furnished to Purchaser prior to the execution of this Agreement:

          (i) the Benefit Plans, any related trust agreements, and service provider agreements, insurance contracts or agreements with investment managers, including without limitation, all amendments thereto;

          (ii) current summary Plan descriptions of each Benefit Plan subject to ERISA, and any descriptions of all other Benefit Plans;

          (iii) the most recent Form 5500 and Schedules thereto for each Benefit Plan subject to ERISA reporting requirements;

          (iv) the most recent determination letter of the IRS with respect to the qualified status of each Qualified Plan; and

          (v) the most recent actuarial report of the qualified actuary of any Pension Benefit Plan or any other plan with respect to which actuarial valuations are conducted.

     (n) The Company and each Subsidiary has properly classified for all purposes (including, without limitation, for all Tax purposes and for purposes of determining eligibility to participate in any employee benefit plan) all employees, leased employees, consultants and independent contractors, and has withheld and paid all applicable Taxes and made all appropriate filings in connection with services provided by such persons to the Company and any Subsidiary.

     2.15. Title to Properties.

     (a) The Company does not own any real property. The real property demised by the leases (the "Leases") described in Section 2.15(a) of the Disclosure Schedule constitutes all of the real property used or occupied by the Company (the "Real Property"). The Real Property has access sufficient for the conduct of the Company's business as now conducted or as presently proposed to be conducted, to public roads and to all utilities, including electricity, sanitary and storm sewer, potable water, natural gas and other utilities, used in the operation of the business of the Company at that location.

     (b) The Leases are in full force and effect, and the Company holds a valid and existing leasehold interest under each of the Leases for the term set forth in Section 2.15(b) of the Disclosure Schedule. GMI has delivered to Purchaser complete and accurate copies of each of the Leases, and none of the Leases has been modified in any respect, except to the extent that such modifications are disclosed by the copies delivered to Purchaser. The Company is not in material default, and no circumstances exist which, if unremedied, would, either with or without notice or the passage of time or both, result in such default under any of the Leases nor, to the best knowledge of GMI and GMC, is any other party to any of the Leases in default.

     (c) The Company owns good and marketable title to each of the tangible properties and tangible assets reflected on the Audited Financial Statements or acquired since the date thereof, free and clear of all liens and encumbrances, except for (i) liens for current taxes not yet due and payable, (ii) liens set forth in Section 2.15(c) of the Disclosure Schedule, (iii) the properties subject to the Leases, (iv) assets disposed of since the date of the Audited Financial Statements in the ordinary course of business, (v) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers and materialmen and (vi) liens in respect of pledges or deposits under workers' compensation laws, all of which liens aggregate less than $25,000.

     (d) Except as disclosed in Section 2.15(d) of the Disclosure Schedule, all of the buildings, machinery, equipment and other tangible assets necessary for the conduct of the Company's business are in good condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business. There are no defects in such assets or other conditions relating thereto which, in the aggregate, materially adversely affect the operation or value of such assets. The Company owns, or leases under valid leases, all buildings, machinery, equipment and other tangible assets necessary for the conduct of its business.

     (e) To the best of GMI's and GMC's knowledge, the Company is not in violation of any applicable zoning ordinance or other law, regulation or requirement relating to the operation of any properties used in the operation of its business, and the Company has not received any notice of any such violation, or the existence of any condemnation proceeding with respect to any of the Real Property, except, in each case, with respect to violations the potential consequences of which do not or will not result in a change to the Company in excess of $10,000.

     (f) The Company has no knowledge of improvements made or contemplated to be made by any public or private authority, the costs of which are to be assessed as special taxes or charges against any of the Real Property, and there are no present assessments.

     2.16. Accounts Receivable. The Accounts Receivable reflected on the Unaudited Financial Statements are valid receivables, are not subject to valid counterclaims or setoffs, and are collectible in accordance with their terms, except as otherwise described in Section 2.16 of the Disclosure Schedule, and except to the extent of the bad debt reserve reflected on the Unaudited Financial Statements.

     2.17. Inventory. The Company's inventory of raw materials, work in process and finished goods consists of items of a quality and quantity usable and, with respect to finished goods only, saleable at the Company's normal profit levels, in each ease, in the ordinary course of the Company's business. The Company's inventory of finished goods is not slow-moving as determined in accordance with past practices, obsolete or damaged and is merchantable and fit for its particular use. The Company has on hand or has ordered and expects timely delivery of such quantities of raw materials and has on hand such quantities of work in process and finished goods as are reasonably required timely to fill current orders on hand which require delivery within 60 days and to maintain the manufacture and shipment of products at its normal level of operations. As of the Unaudited Financial Statement Date, the values at which such inventory is carried on the Unaudited Financial Statements are in accordance with generally accepted accounting principles. Section 2.17 of the Disclosure Schedule, contains a materially complete and accurate summary of the Company's inventory of raw materials, work in progress and finished goods as of December 31, 1999.

     2.18. Warranties. Section 2.18 of the Disclosure Schedule summarizes all claims, to the best knowledge of GMI and GMC, outstanding, pending or threatened for breach of any warranty relating to any products sold by the Company prior to the date hereof. The description of the Company's product warranties set forth in Section 2.18 of the Disclosure Schedule is correct and complete in all material respects. The reserves for warranty claims on the Unaudited Financial Statements are consistent with the Company's prior practices and are fully adequate to cover all warranty claims made against any products of the Company sold prior to the date thereof.

     2.19. Customers and Suppliers. Section 2.19 of the Disclosure Schedule lists the 10 largest customers and the 10 largest suppliers of the Company for the fiscal year ended December 31, 1999 and the eight months ended December 31, 1998 and sets forth opposite the name of each such customer or supplier the approximate percentage of sales or purchases by the Company attributable to such customer or supplier for each such period. Since the Unaudited Financial Statement Date, no customer or supplier listed on Section 2.19 of the Disclosure Schedule has indicated to the Company that it will stop or decrease the rate of business done with the Company except for changes in the ordinary course of the Company's business.

     2.20. Intellectual Property Rights. The Company and the Subsidiaries have interests in or use the Intellectual Property disclosed in Section 2.20 of the Disclosure Schedule, each of which the Company and the Subsidiaries either have all right, title and interest in or a valid and binding license to use. No other Intellectual Property is used or necessary in the conduct of the business of the Company and the Subsidiaries. Except as disclosed in Section 2.20 of the Disclosure Schedule, (i) the Company and the Subsidiaries have the exclusive right to use the Intellectual Property disclosed in Section 2.20 of the Disclosure Schedule, (ii) all registrations of the Company and the Subsidiaries with and applications by the Company and the Subsidiaries to Governmental or Regulatory Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any Taxes or maintenance fees or the taking of any other actions by the Company to maintain their validity or effectiveness, (iii) there are no restrictions on the direct or indirect transfer of any license, or any interest therein, held by the Company and the Subsidiaries in respect of such Intellectual Property, (iv) GMI and GMC have delivered to Purchaser prior to the execution of this Agreement documentation with respect to any invention, process, design, computer program or other know-how or trade secret included in such Intellectual Property, which documentation is accurate in all material respects and reasonably sufficient in detail and content to identify and explain such invention, process, design, computer program or other know-how or trade secret and to facilitate its full and proper use without reliance on the special knowledge or memory of any Person, (v) the Company and the Subsidiaries have each taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets,
(vi) the Company and the Subsidiaries are not, nor has either received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use such Intellectual Property and (vii) GMI and GMC have no knowledge that such Intellectual Property owned by the Company and the Subsidiaries is being infringed by any other Person. None of GMI, the Company or the Subsidiaries has received notice that the Company or the Subsidiaries are infringing any Intellectual Property of any other Person, no claim is pending or, to the knowledge of GMI, GMC, the Company and the Subsidiaries, has been made to such effect that has not been resolved and, to the knowledge of GMI, GMC, the Company and the Subsidiaries, the Company and the Subsidiaries are not infringing any Intellectual Property Rights of any other Person.

     2.21. Contracts.

     (a) Section 2.21(a) of the Disclosure Schedule (with paragraph references corresponding to those set forth below) contains a true and complete list of each of the following

Contracts or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been made available to Purchaser prior to the execution of this Agreement), to which the Company is a party or by which any of its respective Assets and Properties is bound:

          (i) (A) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consultation services for a specified or unspecified term, the name, position and rate of compensation of each Person party to such a Contract and the expiration date of each such Contract; and (B) any written or unwritten representations, commitments, promises, communications or courses of conduct (excluding Benefit Plans and not embodied in a Contract) involving an obligation of the Company to make payments in any year, other than with respect to salary or incentive compensation payments in the ordinary course of business, to any employee exceeding $50,000 or any group of employees exceeding $150,000 in the aggregate;

          (ii) all Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of the Company, GMI or GMC to engage in any business activity or compete with any Person or prohibiting or limiting the ability of any Person to compete with the Company;

          (iii) all partnership, joint venture, shareholders or other similar Contracts with any Person;

          (iv) all Contracts relating to Indebtedness of the Company in excess of $25,000;

          (v) all Contracts relating to the future disposition or acquisition of any material Assets and Properties, other than dispositions or acquisitions in the ordinary course of business consistent with past practice;

          (vi) all Contracts between or among the Company on the one hand, and GMI, GMC or Affiliate or Associate of GMI or GMC on the other hand;

          (vii) all Contracts with or with respect to each collective investment fund maintained by the Company, including each such fund that is a "group trust" within the meaning of IRS Revenue Ruling 81-100, all master and prototype plans maintained by the Company and all individual retirement accounts sponsored by the Company, each of which is specifically identified as such on Section 2.21(a) of the Disclosure Schedule;

          (viii) all Contracts that limit or contain restrictions on the ability of the Company to declare or pay dividends on, to make any other distribution in respect of or to issue or purchase, redeem or otherwise acquire its capital stock, to incur Indebtedness, to incur or suffer to exist any Lien, to purchase or sell any Assets and Properties, to change the lines of business in which it participates or engages or to engage in any Business Combination; and

          (ix) all other Contracts that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to the Company of more than $50,000 and (B) cannot be terminated within 60 calendar days after giving notice of termination without resulting in any material cost or penalty to the Company.

     (b) Each Contract required to be disclosed in Section 2.21(a) of the Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each of the Company, GMI and GMC that is (or is indicated on Section 2.21(a) of the Disclosure Schedule to be) a party thereto and, to the knowledge of the Company, GMI, and GMC, each such Contract is a valid and binding obligation of each other party thereto; and except as disclosed in Section 2.21(b) of the Disclosure Schedule neither the Company, nor, to the knowledge of GMI, GMC and the Company, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract).

     (c) Except as disclosed in Section 2.21(c) of the Disclosure Schedule, the Company is not a party to or bound by any Contract that has been or could reasonably be expected to be, individually or in the aggregate with any other such Contracts, materially adverse to the Business or Condition of the Company.

     2.22. Licenses. Section 2.22 of the Disclosure Schedule contains a true and complete list of all Licenses used in and material to the business or operations of the Company, setting forth the owner, the function and the expiration and renewal date of each. Prior to the execution of this Agreement, GMI has delivered to Purchaser true and complete copies of all such Licenses. Except as disclosed in Section 2.22 of the Disclosure Schedule:

          (i) The Company and each Subsidiary owns or validly holds all Licenses that are material to its business or operations;

          (ii) each License listed in Section 2.22 of the Disclosure Schedule is valid, binding and in full force and effect; and

          (iii) the Company and each Subsidiary is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License.

     2.23. Insurance. Section 2.23 of the Disclosure Schedule contains a true and complete list (including the names and addresses of the insurers, the expiration dates thereof, the annual premiums and payment terms thereof and a brief description of the interests insured thereby) of all liability, property, workers' compensation, directors' and officers' liability and other insurance policies currently in effect that insure the business, operations or employees of the Company or affect or relate to the ownership, use or operation of any of the Assets and Properties of the Company and that (i) have been issued to the Company or (ii) have been issued to any Person (other than the Company) for the direct or indirect benefit of the Company. The insurance coverage provided by the policies described in clause (i) above will not terminate or lapse by reason of the transactions contemplated by this Agreement. Each policy listed in
Section 2.23 of the Disclosure Schedule is valid and binding and in full force and effect, no premiums due thereunder have not been paid and neither the Company nor the Person to whom such policy has been issued has received any notice of cancellation or termination in respect of any such policy or is in default thereunder. The insurance policies listed in Section 2.23 of the Disclosure Schedule are placed with financially sound and reputable insurers and, in light of the respective business, operations and Assets and Properties of the Company are in amounts and have coverages that are reasonable and customary for Persons engaged in such businesses and operations and having such Assets and Properties. Neither the Company, GMI nor GMC has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

     2.24. Affiliate Transactions. Except as disclosed in Section 2.24(a) of the Disclosure Schedule, as of the date of this Agreement, (i) there are no intercompany Liabilities between the Company or any Subsidiary, on the one hand, and GMI, GMC or any Affiliate or Associate of GMI or GMC, on the other, (ii) neither GMI, GMC nor any such Affiliate or Associate provides or causes to be provided any assets, services or facilities to the Company other than as a stockholder and an employee of the Company, (iii) the Company does not provide or cause to be provided any assets, services or facilities to GMI or GMC or any such Affiliate or Associate.

     2.25. Employees; Labor Relations.

     (a) Section 2.25 of the Disclosure Schedule contains a list of the name of each officer and full-time employee of the Company at the date hereof, together with each such person's position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such person in effect on such date. Neither GMI, GMC nor the Company has received any information that would lead any of them reasonably to believe that a material number of such persons will or may cease to be employees because of the consummation of the transactions contemplated by this Agreement.

     (b) Except as disclosed in Section 2.25 of the Disclosure Schedule, (i) no employee of the Company or any Subsidiary is presently a member of a collective bargaining unit and, to the knowledge of GMI, GMC and the Company, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of the Company and (ii) no unfair labor practice complaint or sex or age discrimination claim has been brought during the last five years against the Company before the National Labor Relations Board or any other Governmental or Regulatory Authority.

     2.26. Bank and Brokerage Accounts.. Section 2.26 of the Disclosure Schedule sets forth (a) a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship; and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company having signatory power with respect thereto.

     2.27. Environmental Matters.

     (a) As used in this Section 2.27, the following terms shall have the following meanings:

          (i) "Hazardous Materials" means any dangerous, toxic or hazardous pollutant, contaminant, chemical, waste, material or substance so defined in or governed by any federal, state or local law, statute, code, ordinance, regulation, rule or other requirement relating to such substance or otherwise relating to the environment or human health or safety, including without limitation any waste, material, substance, pollutant or contaminant that might cause any injury to human health or safety or to the environment or might subject the Company to any imposition of costs or liability under any Environmental Law.

          (ii) "Environmental Laws" means all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment (including, without limitation, all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Hazardous Materials in effect as of the date of this Agreement).

          (iii) "Release" shall mean the spilling, leaking, disposing, discharging, emitting, depositing, ejecting, leaching, escaping or any other release or threatened release, however defined, whether intentional or unintentional, of any Hazardous Material.

     (b) The Company and the Real Property are in material compliance with all applicable Environmental Laws.

     (c) The Company has obtained, and maintained in full force and effect, all environmental permits, licenses, certificates of compliance, approvals and other authorizations necessary to conduct its business and own or operate the Real Property (collectively, the "Environmental Permits"). A true and correct copy of each such Environmental Permit shall be provided by the Company to Purchaser at least 10 days prior to the Closing. The Company has conducted its business in material compliance with all terms and conditions of the Environmental Permits. The Company has filed all reports and notifications required to be filed under and pursuant to all applicable Environmental Laws.

     (d) Except as set forth in Section 2.27 of the Disclosure Schedule, to the best of GMI's and GMC's knowledge, (i) no Hazardous Materials have been generated, treated, contained, handled, located, used, manufactured, processed, buried, incinerated, deposited, stored, or released on, under or about any part of the Company or the Real Property, (ii) the Company and the Real Property and any improvements thereon, contain no asbestos, urea, formaldehyde, radon at levels above natural background, polychlorinated biphenyls (PCBs) or pesticides, and (iii) no aboveground or underground storage tanks are located on, under or about the Real Property, or have been removed or filled. If any such storage tanks exist on, under or about the Real Property, such storage tanks have been duly registered with all appropriate governmental entities and are otherwise in compliance with all applicable Environmental Laws.

     (e) Except as set forth in Section 2.27 of the Disclosure Schedule, the Company has not received notice alleging in any manner that the Company is, or might be potentially responsible for any Release of Hazardous Materials, or any costs arising under or violation of Environmental Laws.

     (f) To the best of GMI's and GMC's knowledge, no expenditure will be required in order for the Company to comply with any Environmental Laws in effect at the time of the Closing in connection with the operation or continued operation of the business of the Company or the Real Property in a manner consistent with the current operation thereof by the Company.

     (g) The Company and the Real Property are not and have not been listed on the United States Environmental Protection Agency National Priorities List of Hazardous Waste Sites, or any other list, schedule, law, inventory or record of hazardous or solid waste sites maintained by any federal, state or local agency.

     (h) The Company has disclosed and delivered to Purchaser all environmental reports and investigations which the Company has obtained or ordered with respect to the business of the Company and the Real Property.

     (i) To the best of GMI's and GMC's knowledge, no part of the business of the Company or the Real Property have been used as a landfill, dump or other disposal, storage, transfer, handling or treatment area for Hazardous Materials, or as a gasoline service station or a facility for selling, dispensing, storing, transferring, disposing or handling petroleum and/or petroleum products.

     2.28. Disclosure. This Agreement, the Exhibits hereto, all of the documents delivered by or on behalf of the Company pursuant to Article VI hereof, the Disclosure Schedules and all of the financial statements referred to in Section
2.08 hereof, taken as a whole, do not (i) contain any untrue statement of a material fact regarding the Company or its business or any of the other matters dealt with in this Article II relating to the Company or the transactions contemplated by this Agreement, (ii) omit any material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and (iii) there is no fact that has not been disclosed to Purchaser of which any officer or director of the Company is aware that materially affects adversely or could reasonably be anticipated to result in a detriment to the Company in excess of $25,000.

     2.29. Year 2000 Compliance. All software and hardware used by the Company is Year 2000 Compliant, including date century recognition, calculations which accommodate same century and multi-century formulas and date values that reflect the century. As used herein, "Year 2000 Compliant" shall mean the ability of such software and hardware to (i) consistently handle date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing calculations on dates or portions of dates; (ii) function accurately in accordance with all documentation without interruption before, during and after January 1, 2000, without any change of operations associated with the advent of the new century; (iii) respond to two-digit date input in a way that resolves any ambiguity as to century in a disclosed, defined and predetermined manner; and (iv) store and provide output of date information in ways that are unambiguous as to century.

     2.30. Brokers. Except for H&Q, whose fees, commissions and expenses are the sole responsibility of GMI, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by GMI directly with Purchaser without the intervention of any Person on behalf of GMI or GMC in such manner as to give rise to any valid claim by any Person against Purchaser or the Company for a finder's fee, brokerage commission or similar payment.

     2.31. Anti-Takeover Provisions Inapplicable. No "business combination," "moratorium," "control share," or other state anti-takeover statute or regulation (i) prohibits or restricts the ability of the Company, GMI and GMC to perform any of their respective obligations under this Agreement, or their ability to consummate the transactions contemplated hereby, (ii) would have the effect of invalidating or voiding this Agreement, or any provision hereof or thereof, or (iii) would subject Purchaser to any material impediment or condition in connection with its ownership of the common stock of the Company to be acquired pursuant to this Agreement.

     2.32. Former BH Series A Holders; Former BH Common Holders. Section 2.32 of the Disclosure Schedule accurately sets forth (i) the name and last known address of each Former BH Common Holder and the number of shares of Former BH Common Stock owned by that Holder immediately prior to the effective time of the Merger and (ii) the name and last known address of each Former BH Series A Holder and the number of shares of Former BH Series A Stock owned by that Holder immediately prior to the effective time of the Merger.

                                  ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF THE SERIES B HOLDERS

     Each of the Series B Holders, for itself, hereby represents and warrants to Purchaser as follows:

     3.01. Due Authorization; Enforceability. The Series B Holder has full legal power and capacity to enter into this Agreement. This Agreement has been duly and validly executed and delivered by the Series B Holder and constitutes legal, valid and binding obligations of the Series B Holder, enforceable against such Series B Holder in accordance with its terms.

     3.02. Ownership of Series B Shares. H&Q owns 400,000 Series B Shares of record, free and clear of all Encumbrances. H&Q is the beneficial owner of all of such Series B Shares, provided, however, that pursuant to certain participation agreements, Greyrock and CR are the beneficial owners of certain percentages of such Series B Shares. The delivery of certificates at the Closing representing the Purchased Series B Shares in the manner provided in Section 1.03(b) will transfer to Purchaser good and valid title to the Purchased Series B Shares, owned beneficially by it, free and clear of all Liens.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to GMI, GMC and the Series B Holders as follows:

     4.01. Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the Kingdom of Norway. Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. Purchaser is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or on the ability of Purchaser to perform its obligations hereunder.

     4.02. Authority. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized by the board of directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary, other than in connection with approval of the issuance of the Common Release Warrants by Purchaser's stockholders, the acceptance of subsequent subscriptions thereto by the Former BH Common Holders and the registration of the Common Release Warrants with the Norwegian Companies Registry and the VPS. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms.

     4.03. No Conflicts. The execution and delivery by Purchaser of this Agreement do not, the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of Purchaser;

     (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Schedule 4.04 hereto, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties; or

     (c) except as disclosed in Section 4.03 of the Disclosure Schedule hereto,
(i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its Assets or Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

     4.04. Governmental Approvals and Filings. Except as disclosed in Section
4.04 of the Disclosure Schedule hereto, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     4.05. Legal Proceedings. There are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

     4.06. Purchase for Investment. The Purchased Shares will be acquired by Purchaser for its own account for the purpose of investment, it being understood that the right to dispose of such Purchased Shares shall be entirely within the discretion of Purchaser. Purchaser will refrain from transferring or otherwise disposing of any of the Purchased Shares, or any interest therein, in such manner as to cause GMI to be in violation of the registration requirements of the Securities Act of 1933, as amended, or applicable state securities or blue sky laws.

     4.07. Brokers. Except for Alfred Berg, whose fees, commissions and expenses are the sole responsibility of Purchaser, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with GMI without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against GMI or the Company for a finder's fee, brokerage commission or similar payment.

     4.08. No Transfer Restrictions. Under existing Norwegian law, there are no restrictions on the transfer of Common Release Warrants and there will be no restrictions on the transfer of shares except where such disposals may constitute a public offering and except that all securities have to be held in an account through the VPS.

                                   ARTICLE V

                            COVENANTS OF GMI and GMC

     Each of GMI and GMC covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified herein or, if no period is specified herein, indefinitely, such party will comply, and will cause the Company to comply, with all covenants and provisions of this Article V, except to the extent Purchaser otherwise may consent in writing.

     5.01. Regulatory and Other Approvals. Until the Closing, GMI, GMC and the Company will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of GMI, GMC or the Company to consummate the transactions contemplated hereby, including without limitation those described in Sections 2.05 and 2.06 of the Disclosure Schedule, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request and (c) cooperate with Purchaser as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Purchaser to consummate the transactions contemplated hereby. GMI will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

     5.02. Investigation by Purchaser. Until the Closing, GMI, GMC and the Company will (a) provide Purchaser and its officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Representatives") with full access, upon reasonable prior notice and during normal business hours, to all officers, employees, agents and accountants of the Company and the Subsidiaries and their Assets and Properties and Books and Records, and (b) furnish Purchaser and such other Persons with all such information and data (including without limitation copies of Contracts, Benefit Plans and other Books and Records) concerning the business and operations of the Company as Purchaser or any of such other Persons reasonably may request in connection with such investigation.

     5.03. No Solicitations. Until the Closing, neither GMI or GMC will not take, nor will it permit the Company or any Affiliate of GMI (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of GMI or GMC, the Company or any such Affiliate) to take, directly or indirectly, any action to initiate, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry from any Person (a) to engage in any Business Combination with the Company, (b) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent or conditional) for, or otherwise attempt to consummate, any Business Combination with the Company or (c) to furnish or cause to be furnished any information with respect to the Company to any Person (other than as contemplated by Section 5.02) who GMI, the Company or such Affiliate (or any such Person acting for or on their behalf) knows or has reason to believe is in the process of considering any Business Combination with the Company. If GMI, the Company or any such Affiliate (or any such Person acting for or on their behalf) receives from any Person (other than Purchaser or any other Person referred to in Section 5.02) any offer, inquiry or informational request referred to above, GMI and GMC will promptly advise such Person, by written notice, of the terms of this Section and will promptly, orally and in writing, advise Purchaser of such offer, inquiry or request and deliver a copy of such notice to Purchaser.

     5.04. Conduct of Business. Until the Closing, GMI and GMC will cause the Company and each Subsidiary to conduct business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, GMI and GMC will:

     (a) cause the Company and each Subsidiary to use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Company and each Subsidiary, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the present officers, employees and consultants of the Company and each Subsidiary, (iii) maintain the Assets and Properties of the Company in good working order and condition, ordinary wear and tear excepted (subject to disposition in the ordinary course of business consistent with past practice), (iv) maintain the goodwill of clients and other Persons with whom the Company and each Subsidiary otherwise has significant business relationships,
(v) continue all current marketing and promotional activities relating to the business and operations of the Company and each Subsidiary; and (vi) cause the Company and each Subsidiary to refrain from entering into any new line of business and from offering any new product;

     (b) except to the extent required by applicable Law, (i) cause the Books and Records to be maintained in the usual, regular and ordinary manner and (ii) not permit any material change in any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of the Company;

     (c) use, and will cause the Company to use, commercially reasonable efforts to maintain in full force and effect until the Closing substantially the same levels of coverage as the insurance afforded under the Contracts listed in
Section 2.21 of the Disclosure Schedule; and

     (d) cause the Company and each Subsidiary to comply, in all material respects, with all Laws and Orders applicable to the business and operations of the Company and each Subsidiary and promptly following receipt thereof to give Purchaser copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order.

     5.05. Notice and Cure. GMI and GMC will notify Purchaser and the Series B Holders promptly in writing of, and contemporaneously will provide Purchaser with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance occurring after the date of this Agreement and prior to the Closing that causes or will cause any covenant or agreement of GMI or GMC under this Agreement to be breached or that renders or will render untrue any representation or warranty of GMI or GMC contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. GMI and GMC also will notify Purchaser and the Series B Holders promptly in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach of any representation, warranty, covenant or agreement made by GMI or GMC in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Purchaser's right to seek indemnity under Article X.

     5.06. Fulfillment of Conditions. GMI, GMC and the Company will execute and deliver at the Closing each instrument that GMI, GMC or the Company is required under this Agreement to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not, and will not permit the Company to, take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition. Without limiting the generality of the foregoing, neither the Company, GMI or GMC will take or permit any action, or omit to take any action, if it reasonably can be expected that as a result of the act or omission, any representation or warranty made by GMI or GMC under this Agreement will not be true and correct at and as of the Closing Date as if made on that date.

     5.07. GM Shareholder Approval. GMI and GMC shall use all commercially reasonable efforts to secure the GM Shareholder approval.

     5.08. Qualifying Releases. GMI and GMC shall use all commercially reasonable efforts to obtain Qualifying Releases at or prior to the Closing from all Former BH Common Holders and Former BH Series A Holders. GMI and GMC shall continue those efforts after the Closing in respect of any Qualifying Releases not previously obtained.

                                   ARTICLE VI

                             COVENANTS OF PURCHASER

     Purchaser covenants and agrees with GMI and GMC and the Series B Holders as follows:

     6.01. Regulatory and Other Approvals. Prior to the Closing, Purchaser will
(a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby, including without limitation those described in Sections 4.03 and 4.04 of the Disclosure Schedule hereto, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as GMI or such Governmental or Regulatory Authorities or other Persons may reasonably request and (c) cooperate with GMI and the Company as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of GMI or the Company to consummate the transactions contemplated hereby. Purchaser will provide prompt notification to GMI when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise GMI of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

     6.02. Purchaser Shareholder Approval. Prior to the Closing, Purchaser shall use all commercially reasonable efforts to secure all necessary approvals of its shareholders, including approval of the issuance of the Common Release Warrants and the shares issuable upon exercise thereof.

     6.03. Notice and Cure. Prior to the Closing, Purchaser will notify GMI and the Series B Holders promptly in writing of, and contemporaneously will provide GMI with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance occurring after the date of this Agreement that causes or will cause any covenant or agreement of Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Purchaser also will notify GMI and the Series B Holders promptly in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach of any representation, warranty, covenant or agreement made by Purchaser in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this

Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit GMI's right to seek indemnity under Article X.

     6.04. Fulfillment of Conditions. Purchaser will execute and deliver at the Closing each instrument that Purchaser is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of GMI contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition. Without limiting the generality of the foregoing, the Purchaser will not take or permit any action, or omit to take any action, if it reasonably can be expected that as a result of the act or omission, any representation or warranty made by the Purchaser under this Agreement will not be true and correct at and as of the Closing Date as if made on that date.

     6.05. Working Capital Funding. With effect from the time of the Closing, Purchaser shall make available to the Company an aggregate of $2,750,000 in cash for use by the Company for reasonable working capital purposes.

     6.06. Common Release Warrants. Prior to the Closing, Purchaser shall not split, subdivide or combine its capital stock without the prior written consent of GMI, unless Purchaser shall have adjusted the terms of the Common Release Warrants consistent with Section (d) thereof. After the Closing, Purchaser shall use commercially reasonable efforts to timely register the Common Release Warrants with the Norwegian Companies Registry and the VPS.

                                   ARTICLE VII

                     CONDITIONS TO OBLIGATIONS OF PURCHASER

     The obligations of Purchaser hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

     7.01. Representations and Warranties. Each of the representations and warranties made by GMI, GMC or the Series B Holders in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

     7.02. Performance. GMI, GMC, the Company and the Series B Holders shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with such parties at or before the Closing.

     7.03. Closing Certificates. GMI and GMC shall have delivered to Purchaser a certificate, dated the Closing Date and executed by GMI and GMC, substantially in the form and to the effect of Exhibit C hereto; and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of the Company, substantially in the form and to the effect of Exhibit D hereto; and a certificate of the Chief Financial Officer of the Company, substantially in the form and to the effect of Exhibit E hereto, certifying the Transaction Costs Amount and the basis for the computation thereof and accompanied by letters from each payee named therein confirming the accuracy of the amount and waiving any right to further payment by the Company. Each Series B Holder shall have delivered to

Purchaser a certificate, dated the Closing Date and executed by such party, substantially in the form and to the effect of Exhibit F hereto.

     7.04. Purchaser Shareholder Approval. Purchaser's shareholders shall have duly approved the transactions contemplated by this Agreement, including the issuance of the Warrants and the subsequent issuance of shares upon exercise of the Common Release Warrants, in accordance with the requirements of all applicable Norwegian Laws, the rules of the Oslo Stock Exchange and the provisions of Purchaser's organizational documents.

     7.05. Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or that could reasonably be expected to otherwise result in a material adverse effect on the Company that was not disclosed on Schedule 2.12, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser, the Company or the transactions contemplated by this Agreement of any such Law.

     7.06. Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser, GMI, GMC and the Series B Holders to perform their obligations under this Agreement and to consummate the transactions contemplated hereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement, including under the HSR Act, shall have occurred.

     7.07. Third Party Consents. All consents (or in lieu thereof waivers) to the performance by Purchaser, the Company, GMI and GMC of their obligations under this Agreement or to the consummation of the transactions contemplated hereby as are required under any Contract to which Purchaser, GMI or the Company is a party or by which any of their respective Assets and Properties are bound and where the failure to obtain any such consent (or in lieu thereof waiver) could reasonably be expected, individually or in the aggregate with other such failures, to materially adversely affect Purchaser or the Business or Condition of the Company or otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to Purchaser, (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect.

     7.08. Opinion of Counsel. Purchaser shall have received the opinion of Dorsey & Whitney LLP, counsel to GMI, GMC and the Company, dated the Closing Date, substantially in the form and to the effect of Exhibit G hereto, and to such further effect as Purchaser may reasonably request.

     7.09. Good Standing Certificates. GMI shall have delivered to Purchaser (a) a copy of the certificate of incorporation, including all amendments thereto, of the Company certified by the Secretary of State of the State of Delaware, (b) certificates from the Secretary of State of the State of Delaware to the effect that the Company is in good standing in such jurisdiction, listing all charter documents of the Company on file and attesting to its payment of all franchise or similar Taxes, and (c) a certificate from the Secretary of State or other appropriate official in each jurisdiction in which the

Company is qualified or admitted to do business to the effect that the Company is duly qualified or admitted and in good standing in such jurisdiction.

     7.10. Creditors Agreement. Each of the creditors of the Company named in the Creditors Agreement shall have executed and delivered the releases required thereunder in accordance with the terms thereof. GMI and GMC consent to the same and agree that the same shall not, in any manner, affect the liabilities and obligations of GMI and GMC to the Creditors (except that the liabilities and obligations of GMI and GMC to the Creditors with respect to indebtedness of the Company shall be reduced to the extent that such indebtedness is reduced by payments made pursuant to the Creditors Agreement).

     7.11. Receipt of Qualifying Releases. Persons who were the holders of record immediately prior to the effective time of the Merger of not less than 70% of the Former BH Common Stock then outstanding, persons who were the holders of record immediately prior to the effective time of the Merger of not less than 80% of the Former BH Series A Stock then outstanding and all holders of warrants to acquire Common Stock that expire after April 30, 2000 shall have duly delivered Qualifying Releases to Purchaser.

     7.12. GM Shareholder Approval. The GM Shareholder Approval shall have been duly obtained in accordance with applicable law.

     7.13. Proceedings. All Proceedings to be taken on the part of GMI or the Company in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all such documents and other evidences as Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VIII

         CONDITIONS TO OBLIGATIONS OF GMI, GMC AND THE SERIES B HOLDERS

     The obligations of GMI, GMC and the Series B Holders hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by GMI and the Series B Holders in their sole discretion):

     8.01. Representations and Warranties. Each of the representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

     8.02. Performance. Purchaser shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

     8.03. Officers' Certificates. Purchaser shall have delivered to GMI a certificate, dated the Closing Date and executed by the President or any Senior Vice President of Purchaser, substantially in the form and to the effect of
Exhibit I hereto, and a certificate, dated the Closing Date and executed by the Secretary or Assistant Secretary of Purchaser, substantially in the form and to the effect of Exhibit J hereto.

     8.04. Orders and Laws. There shall not be in effect on the Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to GMI, GMC, the Company or the transactions contemplated by this Agreement of any such Law.

     8.05. Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the Company, GMI, GMC and Purchaser to perform their obligations under this Agreement and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to GMI, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement, including under the HSR Act, shall have occurred.

     8.06. Third Party Consents. All consents (or in lieu thereof waivers) to the performance by GMI, GMC and the Company of their obligations under this Agreement or to the consummation of the transactions contemplated hereby as are required under any Contract to which GMI, GMC or the Company is a party or by which any of their Assets and Properties are bound (a) shall have been obtained,
(b) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (c) shall be in full force and effect.

     8.07. Opinion of Counsel. GMI shall have received the legal opinions of Wikborg Rein & Co., Norwegian counsel for the Purchaser and Clifford Chance Rogers & Wells LLP, U.S. counsel for the Purchaser, dated the Closing Date and substantially in the form and to the effect of Exhibit K-1 and Exhibit K-2 respectively hereto and to such further effect as GMI may reasonably request.

     8.08. Approval by Purchaser. Purchaser's Board of Directors shall have approved this Agreement and the transactions contemplated hereby and Purchaser's stockholders shall have taken all necessary action to authorize the Common Release Warrants.

     8.09. Proceedings. All proceedings to be taken on the part of Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to GMI, and GMI shall have received copies of all such documents and other evidences as GMI may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

     8.10. GM Shareholder Approval. The GM Shareholder Approval shall have been duly obtained in accordance with applicable law.

                                   ARTICLE IX

                            EMPLOYEE BENEFITS MATTERS

     9.01. Benefit Plans. The Company will not cause any material increase in benefits or obligations under any Benefit Plan from and after the Closing and will not establish any new Plans without the prior consent of Purchaser except as may otherwise be required by law.

                                   ARTICLE X

                    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

     10.01. Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any right of Purchaser (whether or not exercised) to investigate the affairs of the Company or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, GMI and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations and warranties of GMI, GMC and Purchaser contained in this Agreement will survive the Closing until the first anniversary thereof; provided, however, that any representation, warranty, covenant or agreement that would otherwise terminate will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under Article XI on or prior to the first anniversary of the Closing Date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article XI. Each covenant or agreement that is to be performed in whole or in part after the Closing Date will continue to survive until the first anniversary of the Closing.

                                   ARTICLE XI

                                 INDEMNIFICATION

     11.01. Indemnification.

     (a) Each of GMC and GMI jointly and severally shall indemnify Purchaser and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of GMI or GMC contained in this Agreement (determined in all cases as if the terms "material" or "materially" were not included therein). Each of the Series B Holders shall indemnify Purchaser and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of such Series B Holder contained in this Agreement

     (b) In addition, GMC and GMI jointly and severally shall indemnify Purchaser and the Company in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them become subject, resulting from, arising out of or relating to
(i) any obligation for Taxes owed by the Company to the extent relating to operations during any period prior to the Closing, provided that solely for purposes of the indemnity set forth in clause (i) of this Section 11.01(b), the definition of "Loss" shall not include court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment, to the extent any of the foregoing is incurred by the Company, and (ii) any fines, penalties, liabilities, costs or expenses associated with the failure to make any required filings with any Government or Regulatory Authority or any required amendments with respect to any Plan that were due or required to be made prior to the Closing Date. The foregoing indemnity obligation will apply whether or not the matter in respect of which such indemnity is claimed has been disclosed in the Disclosure Schedule or otherwise.

     (c) Purchaser shall indemnify GMI, GMC, the Company, the Former BH Series A Holders, the Former BH Common Holders and the Series B Holders in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement (determined in all cases as if the terms "material" or "materially" were not included therein).

     (d) No amounts of indemnity shall be payable as a result of any claim arising under Section 11.01(a) in respect of a misrepresentation or breach of warranty by GMI, GMC, H&Q, Greyrock or CR unless and until the Indemnified Parties thereunder have suffered, incurred, sustained or become subject to Losses referred to in such Section in excess of $50,000 in the aggregate, in which event the Indemnified Parties shall be entitled to seek indemnity from GMI for the amount of such Losses in excess of $50,000 in the aggregate, provided that this paragraph (d) shall not apply to a misrepresentation or breach of warranty by GMI contained in Sections 2,01, 2.02, 2.03, 2.11, 2.24, 2.30 or 2.31.

     (e) No party shall have any right of recovery against the Company in respect of any amount paid or payable by any of them under this Article XI.

     (f) No party shall have any liability under Section 11.01(a) in excess of the amount of cash consideration payable to that party hereunder (the "Cap Amount"). Purchaser shall have no liability under Section 11.01(c) in excess of $1,000,000.

     11.02. Method of Asserting Claims. All claims for indemnification by any Indemnified Party under Section 10.01 will be asserted and resolved as follows:

     (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 11.01 is asserted against or sought to be collected from such Indemnified Party by a Person other than GMC, GMI, the Company, the Series B Holders, any Subsidiary, Purchaser or any Affiliate of GMI or Purchaser (a "Third Party Claim"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably and substantially prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnifying Party as soon as practicable within the Dispute Period whether the Indemnified Party disputes its liability to the Indemnified Party under Section
11.01 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

          (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
     Section 11.02(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 11.01);

     provided, however, that if the Indemnifying Party elects to defend any claim hereunder the Indemnifying Party must waive the limitation of the Cap Amount in respect of such claim. The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause
     (i), and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section
     11.01 with respect to such Third Party Claim.

          (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 11.02(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

          (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 11.01 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.02 and the Indemnifying Party shall pay the amount of such

     Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.

     (b) In the event any Indemnified Party should have a claim under Section
11.01 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 11.01 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.

                                  ARTICLE XII

                                   TERMINATION

     12.01. Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

     (a) at any time before the Closing, by mutual written agreement of GMI and Purchaser;

     (b) at any time before the Closing, by GMI or Purchaser, in the event (i) of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within five Business Days following notification thereof by the terminating party or (ii) upon notice to the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party's obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; or

     (c) at any time after April 30, 2000 by GMI or Purchaser and at any time after July 1, 2000 by H&Q upon notification to the non-terminating parties by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

     12.02. Effect of Termination. If this Agreement is validly terminated pursuant to Section 12.01, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of GMI, the Company, the Series B Holders or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to expenses in Section 14.03 and confidentiality in Section 14.05 will continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 12.01(b) or (c), GMI will remain liable to Purchaser for any breach of this Agreement by GMI existing at the time of such termination, and Purchaser will remain liable to GMI for any breach of this Agreement by Purchaser existing at the time of such termination, and GMI or Purchaser may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach only as are provided in this Agreement.

                                  ARTICLE XIII

                                   DEFINITIONS

     13.01. Definitions.


     (a) As used in this Agreement, the following defined terms shall have the meanings indicated below:

     "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

     "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent or more of the voting securities of a second Person shall be deemed to control that second Person.

     "Agreement" means this Stock Purchase Agreement and the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Articles VII and VIII, as the same shall be amended from time to time.

     "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

     "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

     "Audited Financial Statement Date" means December 31, 1998.

     "Audited Financial Statements" means the Financial Statements for the year ended December 31, 1998.

     "Benefit Plan" means any Plan established by the Company or any Subsidiary or any ERISA Affiliate and existing on the Closing Date or within five years prior to the Closing Date, or to which the Company or any Subsidiary or an ERISA Affiliate contributes or has contributed within five years prior to the Closing Date, or under which any employee, former employee, independent contractor, former independent contractor or director of the Company or any Subsidiary or an ERISA Affiliate or any dependent or beneficiary thereof is covered, is eligible for coverage or has benefit rights with respect to performing services for the Company or an Affiliate.

     "Books and Records" means all files, documents, instruments, papers, books and records relating to the Business or Condition of the Company, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

     "Business Combination" means with respect to any Person any merger, consolidation or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person or any sale, dividend or other disposition of all or substantially all of the Assets and Properties of such Person.

     "Business Day" means a day other than Saturday, Sunday or any day on which banks located in New York, New York or Oslo, Norway are authorized or obligated to close.

     "Business or Condition of the Company" means the business, condition (financial or otherwise), results of operations, Assets and Properties and prospects of the Company taken as a whole.

     "Cap Amount" has the meaning ascribed to it in Section 11.01(f).

     "Claim Notice" means written notification pursuant to Section 11.02(a) of a Third Party Claim as to which indemnity under Section 11.01 is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under Section 11.01, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim.

     "Closing" means the closing of the transactions contemplated by Section
1.03.

     "Closing Date" has the meaning specified in Section 1.03.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Common Release Warrants" has the meaning ascribed to it in the forepart of this Agreement.

     "Common Stock" means the common stock, no par value per share, of the Company.

     "Common Stock Purchase Price" has the meaning ascribed to it in Section
1.02.

     "Company" has the meaning ascribed to it in the forepart of this Agreement.

     "Contract" means any agreement, lease, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

     "Creditors Agreement" means an agreement in the form and to the effect of Exhibit F hereto.

     "CR" has the meaning ascribed to it in the forepart of this Agreement.

     "Disclosure Schedule" means the record delivered to Purchaser by GMI herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by GMI pursuant to this Agreement.

     "Dispute Period" means the period ending 30 calendar days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

     "Encumbrance" means any Lien, right of first refusal, option or other limitation on title.

     "Environmental Laws" has the meaning ascribed to it in Section 2.27(a)(ii).

     "Environmental Permits" has the meaning ascribed to it in Section 2.27(c).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "ERISA Affiliate" means any Person who is in the same controlled group of corporations or who is under common control with the Company (within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA).

     "Financial Statements" means the consolidated financial statements of the Company delivered to Purchaser pursuant to Section 2.08.

     "Former BH Common Holders" means the holders of record of the Former BH Common Stock immediately prior to the effective time of the Merger.

     "Former BH Common Stock" means the Common Stock of the Company that was issued and outstanding immediately prior to the effective time of the Merger.

     "Former BH Series A Holders" means the holders of the record of the Former BH Series A Stock immediately prior to the effective time of the Merger.

     "Former BH Series A Stock" means the Series A Stock of the Company that was issued and outstanding immediately prior to the effective time of the Merger.

     "GAAP" means generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

     "GMC" has the meaning ascribed to it in the forepart of this Agreement.

     "GMI" has the meaning ascribed to it in the forepart of this Agreement.

     "GMI Escrow Fund" has the meaning ascribed to it in the forepart of this Agreement.

     "GM Shareholder Approval" has the meaning ascribed to it in Section 2.01.

     "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Greyrock" has the meaning ascribed to it in the forepart of this Agreement.

     "H&Q" has the meaning ascribed to it in the forepart of this Agreement

     "Hazardous Materials" has the meaning ascribed to it in Section 2.27(a)(i).

     "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

     "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

     "Indemnified Party" means any Person claiming indemnification under any provision of Article XI.

     "Indemnifying Party" means any Person against whom a claim for indemnification are being asserted under any provision of Article XI, including without limitation a Person against whom a claim is asserted pursuant to Section 11.02(a).

     "Indemnity Holdback" has the meaning ascribed to it in Section 1.03(b)(i).

     "Indemnity Notice" means written notification pursuant to Section 11.02(b) of a claim for indemnity under Section 11.01 by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

     "Intellectual Property" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

     "IRS" means the United States Internal Revenue Service.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "Leases" has the meaning ascribed to it in Section 2.15(a).

     "Liabilities" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

     "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

     "Lien" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

     "Loss" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment), provided, however, that except for loss or diminution of the value of the Company or its business arising out of or resulting from or relating to the inaccuracy, untruth or incompleteness of any representation or warranty, "Loss" shall in no event include any incidental or consequential damages.

     "Merger" has the meaning ascribed to it in the forepart of this Agreement.

     "Merger Agreement" has the meaning ascribed to it in the forepart of this Agreement.

     "Merger Subsidiary" has the meaning ascribed to it in the forepart of this Agreement.

     "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or
(ii) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

     "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

     "Participation Agreement" has the meaning ascribed to it in the forepart of this Agreement.

     "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

     "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation change of control, employment or other employee benefit plan, practice, policy, agreement or arrangement of any kind, whether written or oral, whether or not subject to ERISA, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

     "Purchased Common Shares" has the meaning ascribed to in the forepart of this Agreement.

     "Purchased Series B Shares" has the meaning ascribed to it in the forepart of this Agreement.

     "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

     "Qualified Plan" means each benefit plan which is intended to qualify under
Section 401(a) of the Code.

     "Qualifying Release" means a release in substantially the form and to the effect of Exhibit B hereto by which the releasor releases any and all claims (accrued, contingent or otherwise) it may have against GMI, the Company or Purchaser.

     "Real Property" has the meaning ascribed to it in Section 2.15(a).

     "Release" has the meaning ascribed to it in Section 2.27(a)(iii).

     "Release Holdback" has the meaning ascribed to it in Section 1.04(b).

     "Representatives" has the meaning ascribed to it in Section 5.02.

     "Resolution Period" means the period ending 30 calendar days following receipt by an Indemnified Party of a Dispute Notice.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series A Release Price" has the meaning ascribed to it in the forepart of this Agreement.

     "Series B Holders" has the meaning ascribed to it in the forepart of this Agreement.

     "Series B Purchase Price" has the meaning ascribed to it in Section 1.02.

     "Series B Stock" has the meaning ascribed to it in the forepart of this Agreement.

     "Subsidiary" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interests in, or the voting control of, such Person.

     "Tax" and "Taxes" means all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding, employment, payroll, and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments.

     "Tax Return" means any return, report, information return, or other document (including any related or supporting information) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax (whether or not such Tax is imposed on the Company) or the administration of any laws, regulations, or administrative requirements relating to any Tax.

     "Third Party Claim" has the meaning ascribed to it in Section 11.02(a).

     "Transaction Costs Amount" has the meaning ascribed to it in Section 1.03(b)(i).

     "Unaudited Financial Statement Date" means the last day of the most recent fiscal quarter of the Company for which Financial Statements are delivered to Purchaser pursuant to Section 2.08.

     "Unaudited Financial Statements" means the Financial Statements for the most recent fiscal quarter of the Company delivered to Purchaser pursuant to
Section 2.08(b).

     "VPS" has the meaning ascribed to it in Section 1.03(iv).

     "Year 2000 Compliant" has the meaning ascribed to it in Section 2.29.

     (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of the Company. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                  ARTICLE XIV

                                  MISCELLANEOUS

     14.01. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

     If to Purchaser, to:

     Tandberg Data ASA
     Kjelsasveien 161
     P.O. Box 134, Kjelsas
     N-0411 Oslo
     Norway
     Facsimile No.: +47-22-18-92-22
     Attention: Erik Normann, Chief Executive Officer

     with a copy to:

     Clifford Chance Rogers & Wells LLP
     200 Park Avenue
     New York, New York 10166
     Facsimile No.: 212-878-8375
     Attention: John A. Healy, Esq.

     If to GMC or GMI, to:

     Global MAINTECH Corporation

     7578 Market Place Drive
     Eden Prairie, Minnesota 55344
     Facsimile No.:  612-944-3311
     Attention: Chief Executive Officer

     with a copy to:

     Dorsey & Whitney LLP 220 South Sixth Street Minneapolis,
     Minnesota 55402 Facsimile No.: 612-340-8738
     Attention:  Kenneth L. Cutler, Esq.

     If to the Company, to:

     Breece Hill Technologies, Inc.
     6287 Arapahoe Avenue
     Boulder, Colorado 80303
     Facsimile No.:  303-449-2431
     Attention: James G. Watson, President and CEO

     with a copy to:

     Brobeck, Phleger & Harrison LLP
     370 Interlocken Blvd.
     Suite 500
     Broomfield, Colorado
     Facsimile No.:  (303) 410-2199
     Attention:  John E. Hayes, Esq.

     If to H&Q, to:

     One Bush Street
     San Francisco, California 94104
     Facsimile No.: 415-439-3804
     Attention:  Donald Campbell

     with a copy to:

     Levy, Small & Lallas
     815 Moraga Drive
     Los Angeles, California 90024
     Facsimile No.:  310-471-7990
     Attention:  Steven Small, Esq.

     If to Greyrock, to:

     10880 Wilshire Boulevard
     Suite 1850
     Los Angeles, California 90024
     Facsimile No.: 310-234-3343
     Attention:  Richard Suhl
     with a copy to:

     Levy, Small & Lallas
     815 Moraga Drive
     Los Angeles, California 90024
     Facsimile No.:  310-471-7990
     Attention:  Steven Small, Esq.

     If to CR, to:

     24 Corporate Plaza
     Newport Beach, California 92660
     Facsimile No.:  949-720-7223
     Attention:  Shelly Singhal

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     14.02. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     14.03. Expenses. Except as otherwise expressly provided in this Agreement (including without limitation as provided in Section 12.02), whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses, and GMI shall pay the costs and expenses of the Company and the Series B Holders incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby, except for legal fees and expenses of the Company and GMI included in the adjustment to the Common Stock Purchase price pursuant to Section 1.03.

     14.04. Public Announcements. At all times at or before the Closing, the parties will not issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other Persons to whom the Company provides services or with whom the Company otherwise has significant business relationships with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. GMC, GMI and Purchaser will also obtain the other party's prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

     14.05. Confidentiality. Each party hereto will hold, and will use its reasonable best efforts to cause its Affiliates and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates and their respective Representatives to, promptly redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

     14.06. Further Assurances. At any time or from time to time after the Closing, GMI shall execute and deliver to Purchaser such other documents and instruments, provide such materials and information and take such other actions as Purchaser may reasonably request more effectively to vest title to the Purchased Shares in Purchaser and otherwise to cause GMI to fulfill their obligations under this Agreement.

     14.07. Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

     14.08. Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     14.09. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article XI.

     14.10. No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article XI) to (i) a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein or (ii) any post-Closing purchase from Purchaser of all the Common Stock and Series B Preferred Stock; provided that in the case of any such assignment described in the preceding clause (i) the assignee shall agree in writing to be bound by Purchaser's obligations under this Agreement. No such assignment shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     14.11. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     14.12. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     14.13. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a Contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

     14.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                       [Signatures are on the next page.]

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.


                                  TANDBERG DATA ASA


                                  By: __________________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________


                                  GLOBAL MAINTECH, INC.


                                  By: __________________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________


                                  HAMBRECHT & QUIST GUARANTY FINANCE


                                  By: __________________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________



                                  GREYROCK CAPITAL


                                  By: __________________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________



                                  CRUTTENDEN ROTH, INCORPORATED


                                  By: __________________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________



                                  GLOBAL MAINTECH CORPORATION


                                  By: __________________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________

                                                                         ANNEX D

            SECTIONS 302A.471 AND 302A.473 OF THE MINNESOTA BUSINESS
                CORPORATION ACT -- DISSENTERS' APPRAISAL RIGHTS

302A.471. Rights of dissenting shareholders.

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

          (1) alters or abolishes a preferential right of the shares;

          (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including provision respecting a sinking fund for the redemption or repurchase of the shares;

          (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

          (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters' rights.

     Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) in order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a) a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of 180 civil procedure. Nonresidents of this state may be served by registered or certified mail or by C-3 publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to Comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344
                                 April 5, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 Common Stock


     The undersigned appoints Trent Wong and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation ("the Company") held by the undersigned on February 9, 2000, at the Special Meeting of the Shareholders of the Company, to be held on April 5, 2000 at 10:00 a.m., at the Company's principal offices, 7578
Market Place Drive, Eden Prairie, Minnesota 55344, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

     Receipt of Notice of the Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY

1. To approve the Common Stock and Series B Preferred Stock Purchase Agreement, dated as of February 3, 2000, by and among the Company, Tandberg Data ASA, Global MAINTECH, Inc., Hambrecht & Quist Guaranty Finance, LLC, Greyrock Capital, and Cruttenden Roth, Incorporated.

          For  [__]                 Against  [__]             Abstain  [__]

2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's capital stock from 10,711,724 to 18,500,000.

          For  [__]                 Against  [__]             Abstain  [__]

3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                        INSTRUCTION: When shares are held by
                                        joint tenants, all joint tenants should
                                        sign. When signing as attorney,
                                        executor, administrator, trustee,
                                        custodian, or guardian, please give full title as such. If shares are held by a corporation, this proxy should be signed in full corporate name by its president or other authorized officer. If a partnership holds the shares subject to this proxy, an authorized person should sign in the name of such partnership.

                                        SIGNATURE(S)

                                        ___________________________________
                                        ___________________________________

                                        Dated: __________________, 2000

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344
                               April 5, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     Series A Convertible Preferred Stock


     The undersigned appoints Trent Wong and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation ("the Company") held by the undersigned on February 9, 2000, at the Special Meeting of the Shareholders of the Company, to be held on April 5, 2000 at 10:00 a.m., at the Company's principal offices, 7578
Market Place Drive, Eden Prairie, Minnesota 55344, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

     Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY

1. To approve the Common Stock and Series B Preferred Stock Purchase Agreement, dated as of February 3, 2000, by and among the Company, Tandberg Data ASA, Global MAINTECH, Inc., Hambrecht & Quist Guaranty Finance, LLC, Greyrock Capital, and Cruttenden Roth, Incorporated.

          For  [__]                 Against  [__]             Abstain  [__]

2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's capital stock from 10,711,724 to 18,500,000.

          For  [__]                 Against  [__]             Abstain  [__]

3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                        INSTRUCTION: When shares are held by
                                        joint tenants, all joint tenants should
                                        sign. When signing as attorney,
                                        executor, administrator, trustee,
                                        custodian, or guardian, please give full title as such. If shares are held by a corporation, this proxy should be signed in full corporate name by its president or other authorized officer. If a partnership holds the shares subject to this proxy, an authorized person should sign in the name of such partnership.

                                        SIGNATURE(S)

                                        ___________________________________
                                        ___________________________________

                                        Dated: __________________, 2000

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344
                               April 5, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Series B Convertible Cumulative Preferred Stock


     The undersigned appoints Trent Wong and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation ("the Company") held by the undersigned on February 9, 2000, at the Special Meeting of the Shareholders of the Company, to be held on April 5, 2000 at 10:00 a.m., at the Company's principal offices, 7578
Market Place Drive, Eden Prairie, Minnesota 55344, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

     Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY

1. To approve the Common Stock and Series B Preferred Stock Purchase Agreement, dated as of February 3, 2000, by and among the Company, Tandberg Data ASA, Global MAINTECH, Inc., Hambrecht & Quist Guaranty Finance, LLC, Greyrock Capital, and Cruttenden Roth, Incorporated.

          For  [__]                 Against  [__]             Abstain  [__]

2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's capital stock from 10,711,724 to 18,500,000.

          For  [__]                 Against  [__]             Abstain  [__]

3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                        INSTRUCTION: When shares are held by
                                        joint tenants, all joint tenants should
                                        sign. When signing as attorney,
                                        executor, administrator, trustee,
                                        custodian, or guardian, please give full title as such. If shares are held by a corporation, this proxy should be signed in full corporate name by its president or other authorized officer. If a partnership holds the shares subject to this proxy, an authorized person should sign in the name of such partnership.

                                        SIGNATURE(S)

                                        ___________________________________
                                        ___________________________________

                                        Dated: ___________________, 2000